UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement.

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

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Definitive Proxy Statement.

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Definitive Additional Materials.

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Soliciting Material Pursuant to §240.14a-12.

BENEFITFOCUS, INC.

(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of June 9, 2022
Annual Meeting and
2022 Proxy Statement

100 Benefitfocus Way
Charleston, South Carolina 29492

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 9, 2022

To the Stockholders of Benefitfocus, Inc.:
Notice is hereby given that the 2022 Annual Meeting of Stockholders (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) of Benefitfocus, Inc. (the “Company” or “Benefitfocus”) will be held on June 9, 2022, at 9:00 a.m. Central Time, at the Viceroy Chicago at 1118 N. State Street, Chicago, IL 60610. The Annual Meeting is called for the following purposes:
1A.
To elect four Class II directors (each a “Common Stock Director”) to serve until the 2023 annual meeting of stockholders or until their successors have been duly elected and qualified;

1B.
For holders of our Series A preferred stock, par value $0.001 (the “Preferred Stock”), only: To elect one director (a “Preferred Stock Director”) to serve until the 2023 annual meeting of stockholders or until her successor has been duly elected and qualified;

2.
To approve the Benefitfocus, Inc. Third Amended and Restated 2012 Stock Plan;

3.
To hold an advisory (nonbinding) vote on named executive officer compensation;

4.
To ratify, on an advisory (nonbinding) basis, the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022; and

5.
To consider and take action upon such other matters as may properly come before the Annual Meeting.

These matters are more fully described in the Proxy Statement accompanying this Notice. As noted above, we also will transact any other business that may properly come before the Annual Meeting, but we are not aware of any such additional matters.
Our board of directors has fixed the close of business on May 4, 2022 as the record date. Therefore, if you were a stockholder of record of Benefitfocus common stock or Preferred Stock as of the close of business on May 4, 2022, you are entitled to receive these proxy materials and vote at the Annual Meeting. Such stockholders are urged to submit an enclosed proxy card, even if their shares were sold after such date.

Important Note
Our board of directors unanimously recommends using the enclosed proxy card to vote “FOR” each of Proposal Nos. 1A, 1B (only if you are a holder of Preferred Stock), 2, 3, and 4.
Special Note Regarding COVID-19. Given the public health and safety concerns related to COVID-19, we ask that each stockholder evaluate the relative benefits to them personally of in-person attendance at the Annual Meeting and take advantage of the ability to vote by proxy via Internet or telephone, as instructed on the proxy card that has been provided to you. If you elect to attend in person, we ask that you follow recommended guidance, mandates, and applicable executive orders from federal and state authorities, particularly as they relate to social distancing and attendance at public gatherings. If you are not feeling well or think you may have been exposed to COVID-19, we ask that you vote by proxy for the meeting. Should further developments with COVID-19 necessitate that we change any material aspects of the Annual Meeting, we will make public disclosure of such changes. We thank you for your cooperation as we balance opportunities for stockholder engagement with the safety of our community and each of our stockholders.
All persons attending the Annual Meeting will be required to present a current form of government-issued picture identification. If you are a holder of record and attend the Annual Meeting, you may vote by ballot in person even if you have previously voted on a proxy card. If you hold your shares in “street name” and wish to attend the Annual Meeting and vote in person, you must provide a “legal proxy” from your bank, broker or other nominee and proof of ownership on the record date (such as a recent brokerage statement) or the voting instruction form mailed to you by your bank, broker or other nominee. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor:
If you have any questions, or need assistance voting your proxy card, please contact:

1212 Avenue of the Americas, 24th Floor New York, NY 10036
Telephone for Banks, Brokers, and International Stockholders: +1 212-297-0720 Stockholders may call toll-free (from the U.S. and Canada): 855-208-8901 Email: info@okapipartners.com
By Order of the Board of Directors of Benefitfocus, Inc.,
/s/ Douglas A. Dennerline Douglas A. Dennerline Chairman of the Board Charleston, South Carolina Dated: May 9, 2022

BENEFITFOCUS, INC.
Proxy Statement
for the
Annual Meeting of Stockholders
To Be Held June 9, 2022

i

BENEFITFOCUS, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD June 9, 2022
Information Concerning Solicitation and Voting
This proxy statement (including all annexes attached hereto, this “Proxy Statement”) is furnished to the holders of our common and preferred stock in connection with the solicitation of proxies by the board of directors of Benefitfocus, Inc. for use at the 2022 Annual Meeting of Stockholders (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) to be held on June 9, 2022, at 9:00 a.m. Central Time, at the Viceroy Chicago at 1118 N. State Street, Chicago, IL 60610, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. Only stockholders of record at the close of business on May 4, 2022 are entitled to notice of and to vote at the Annual Meeting. Unless the context otherwise requires, references in this Proxy Statement to “Benefitfocus,” the “Company,” “we,” “us,” “our” and similar terms refer to Benefitfocus, Inc.
The Notice of Annual Meeting, this Proxy Statement and the accompanying form of proxy are first being sent or given on or about May 9, 2022, to our stockholders of record as of the close of business on the record date May 4, 2022 (the “Record Date”). Beneficial owners will receive their materials through intermediaries. The proxy materials contain instructions for voting by proxy on the proxy card or voting instruction form, or over the Internet.
The Annual Meeting is called for the following purposes:
1A.
To elect four Class II directors (each a “Common Stock Director”) to serve until the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) or until their successors have been duly elected and qualified;

1B.
For holders of our Series A preferred stock, par value $0.001 (the “Preferred Stock”), only:   To elect one director (a “Preferred Stock Director”) to serve until the 2023 Annual Meeting or until her successor has been duly elected and qualified;

2.
To approve the Benefitfocus, Inc. Third Amended and Restated 2012 Stock Plan;

3.
To hold an advisory (nonbinding) vote on named executive officer compensation;

4.
To ratify, on an advisory (nonbinding) basis, the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022; and

5.
To consider and take action upon such other matters as may properly come before the Annual Meeting.

Each holder of our common stock is entitled to one vote for each share held as of the Record Date with respect to all matters that may be considered by common stockholders at the Annual Meeting. The holders of our Preferred Stock are entitled to the number of votes equal to the number of shares of common stock into which the shares of Preferred Stock held by such holders would be convertible (subject to a 19.9% beneficial ownership limitation) with respect to any and all matters presented to the stockholders for their action or consideration. The holders of Preferred Stock have the right to vote together with the holders of common stock as a single class, except with regard to the election of the Preferred Stock Director, as described in this Proxy Statement in Proposal No. 1B, in which the holders of Preferred Stock vote as a separate class.
Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote today by completing, signing and dating the enclosed proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed proxy card to vote via the Internet or by telephone. Returning your proxy card will not prevent you from voting at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

QUESTIONS AND ANSWERS REGARDING VOTING PROCEDURES AND OTHER INFORMATION
Q:
Why am I receiving these proxy materials?

A:
These proxy materials are being furnished to you in connection with the solicitation of proxies by our board of directors for the Annual Meeting to be held on June 9, 2022, at 9:00 a.m. Central Time, at the Viceroy Chicago at 1118 N. State Street, Chicago, IL 60610.

Q:
Will there be a proxy contest at the Annual Meeting?

A:
On April 4, 2022, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with Indaba Capital Management, L.P. (“Indaba”), which was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 5, 2022. As contemplated by the Cooperation Agreement, Alexander Lerner was appointed to the board of directors as a Class II director on April 4, 2022 and is a nominee for election at the Annual Meeting.

Except for the Cooperation Agreement and our agreement with the holders of our Preferred Stock, there are no other arrangements or understandings between any of our directors and any other person pursuant to which any person was selected as a director.

Q:
How will the Cooperation Agreement impact voting?

A:
Pursuant to the Cooperation Agreement, Indaba has agreed to vote all of its shares of common stock in accordance with the board of director’s recommendations on certain matters, including Proposal Nos. 1A, 2, 3 and 4, subject to certain exceptions set forth in the Cooperation Agreement. In particular, in the event that Institutional Shareholder Services, Inc. (“ISS”) or Glass Lewis & Co., LLC (“Glass Lewis”) recommends otherwise than the board with respect to Proposal Nos. 3 or 4, Indaba will be permitted to vote in accordance with the ISS or Glass Lewis recommendation in its discretion.

Q:
Who may vote at the Annual Meeting?

A:
The board of directors set May 4, 2022 as the record date for the Annual Meeting. If you owned shares of our common stock at the close of business on the Record Date, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on by common stockholders. Cumulative voting is not permitted in the election of directors or on any other matter.

Additionally, the holders of our Preferred Stock are entitled to the number of votes equal to the number of shares of common stock into which the shares of Preferred Stock held by such holder would be convertible (subject to the 19.9% beneficial ownership limitation) with respect to any and all matters presented to the stockholders for their action or consideration. The holders of Preferred Stock have the right to vote together with the holders of common stock as a single class, except with regard to the election of the Preferred Stock Director, as described in this Proxy Statement in Proposal No. 1B, in which the holders of Preferred Stock vote as a separate class.
As of the Record Date, there were 33,945,551 shares of our common stock outstanding and entitled to vote at the Annual Meeting and 1,777,778 shares of our Preferred Stock outstanding and entitled to vote at the Annual Meeting. The Preferred Stock is convertible into 5,333,334 shares of common stock and is therefore entitled to an aggregate of 5,333,334 votes at the Annual Meeting.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those shares, a stockholder of record. As a stockholder of record, you have the right to vote in person at the Annual Meeting. You will need to present a form of government-issued picture identification in order to be admitted to the meeting.

If you hold your shares in an account with a broker, bank or other nominee, rather than of record directly in your own name, then the broker, bank or other nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name.” This Proxy Statement has been forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote your shares, and you are also invited to attend the Annual Meeting.
Your broker, bank or other nominee has enclosed a voting instruction form for you to use in directing your broker, bank or other nominee as to how to vote your shares. We urge you to instruct your broker, bank or other nominee by following the instructions on the enclosed voting instruction form, to vote your shares in line with our board of directors’ recommendations on the voting instruction form.

Q:
How may I vote my shares?

A:
Stockholders of Record.   Stockholders of record as of the Record Date may vote their shares or submit a proxy to have their shares voted by one of the following methods:

•
By Internet — You may submit your proxy online via the Internet by following the instructions provided on the enclosed proxy card.

•
By Telephone — You may submit your proxy by touch-tone telephone by calling the toll-free number on the enclosed proxy card.

•
By Mail — You may submit your proxy by signing, dating and returning your proxy card in the postage-paid envelope provided.

At the Annual Meeting in person — You will need to present a form of government-issued picture identification in order to be admitted to the Annual Meeting. Stockholders who attend the Annual Meeting should follow the instructions provided during the meeting. You are encouraged to sign, date and return the proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone, regardless of whether you plan to attend the Annual Meeting in person.
If you have any questions or need assistance voting, please contact Okapi Partners LLC (“Okapi”), our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call toll free at 855-208-8901 or email at info@okapipartners.com. Brokers and banks may call collect at 212-297-0720. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by the board of directors, as permitted by law.
Beneficial Owners.   If you were the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. In most cases, you will be able to do this by mail, via the Internet or by telephone. Alternatively, you may obtain a “legal proxy” from your broker, bank or other nominee and follow the instructions described below. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the Annual Meeting.
As discussed below, your broker, bank or other nominee may not be able to vote your shares on certain matters at the Annual Meeting unless you provide instructions on how to vote your shares. You should instruct your broker, bank or other nominee how to vote your shares by following the directions provided by your broker, bank or other nominee. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by the board of directors, as permitted by law.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our board of directors has designated our President and Chief Executive Officer and director, Matthew Levin, and our General Counsel and Chief Legal Officer, Joel Collins, as the Company’s proxies for the Annual Meeting.

Q:
How can I revoke my proxy or change my vote?

A:
You can revoke your proxy or change your vote at any time prior to the Annual Meeting. Only your latest dated proxy will count.

If you are a stockholder of record who has properly executed and delivered a proxy, you may revoke your proxy at any time prior to the Annual Meeting by any of the following means:
•
Dating, signing and submitting a new proxy card bearing a later date;

•
Voting at a later time via the Internet or by telephone as instructed above (only your latest Internet or telephone proxy will be counted);

•
Delivering a written notice to our Corporate Secretary at 100 Benefitfocus Way, Charleston, South Carolina 29492 prior to the Annual Meeting by any means, including facsimile, stating that your proxy is revoked;

•
Attending the Annual Meeting and voting in person during the meeting (as described below); or

•
Duly executing a later-dated proxy relating to the same shares and attending the Annual Meeting and delivering it to the inspector of elections present at the Annual Meeting, prior to the taking of the vote at the Annual Meeting.

Your attendance at the Annual Meeting will not revoke your proxy unless you specifically request it or you vote at the Annual Meeting.
If you are a beneficial owner of shares (that is, your shares are held in “street name”), your broker, bank or other nominee should provide instructions explaining how you may change or revoke your voting instructions. In general, “street name” holders may change their vote at any time prior to 5:00 p.m. Eastern Daylight Time on the day before the Annual Meeting date. In the absence of a revocation, shares represented by proxies will be voted at the Annual Meeting.
If you have previously submitted a proxy card, you may change your vote by completing and returning the enclosed proxy card in the postage-paid envelope provided, or by voting via the Internet or by telephone by following the instructions on the proxy card. Please note that submitting a new proxy card will revoke votes you have previously made via the Company’s proxy card.
Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the proxy card.

Q:
How will shares be voted by the proxy card?

A:
The shares represented by a proxy card that is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on the card. Where a choice has been specified on the proxy card with respect to the proposals, the shares represented by the proxy card will be voted in accordance with the specifications.

If you return a validly executed and dated proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted:
•
“FOR” the election of Douglas A. Dennerline, Alexander Lerner, John J. Park and Coretha M. Rushing as the Class II Common Stock Directors to serve until the 2023 Annual Meeting or until their successors have been duly elected and qualified (Proposal No. 1A);

•
For holders of our Preferred Stock:   ”FOR” the election of Zeynep Young as the one Preferred Stock Director to serve until the 2023 Annual Meeting or until her successor has been duly elected and qualified (Proposal No. 1B);

•
“FOR” the approval of the Benefitfocus, Inc. Third Amended and Restated 2012 Stock Plan (Proposal No. 2);

•
“FOR” the approval, on an advisory (nonbinding) basis, of our named executive officers’ compensation (Proposal No. 3); and

•
“FOR” the ratification, on an advisory (nonbinding) basis, of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022 (Proposal No. 4).

Our board of directors is not aware of any matters that are expected to come before the Annual Meeting other than those described in this Proxy Statement. If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies on the enclosed proxy card.

Q:
What if I receive more than one proxy card or set of proxy materials from the Company?

A:
If your shares are held in more than one account, you will receive more than one proxy card, and in that case, you can and are urged to vote all of your shares by signing, dating and returning all proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote by phone or via the Internet, please vote using each proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.

Q:
Will my shares be voted if I do nothing, or if I do not vote for some of the proposals listed on my proxy card?

A:
If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via the Internet or by telephone, or attend and vote at the Annual Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute the proxy card and do not provide voting instructions on any matter, your shares will be voted in accordance with our board of directors’ recommendations on that matter. We urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the proxy card, whether or not you plan to attend the Annual Meeting.

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted as you desire. Your broker is required to vote those shares in accordance with your instructions. Because Proposal No. 4 is a “routine” matter, your broker, bank or other nominee will have discretionary voting authority to vote your shares with respect to Proposal No. 4. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed voting instruction form, to vote your shares in line with our board of directors’ recommendations on the voting instruction form, whether or not you plan to attend the Annual Meeting.

Q:
What is the quorum requirement for the meeting?

A:
A majority of our outstanding shares of capital stock entitled to vote as of the Record Date must be present in person or represented by proxy at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

•
Are present and entitled to vote in person at the meeting;

•
Properly submitted a proxy card or voting instruction form; or

•
Do not provide your broker with instructions on how to vote, but the broker submits the proxy nonetheless (a broker non-vote), provided there is at least one matter considered routine at the Annual Meeting.

Abstentions and, provided there is at least one matter considered routine at the Annual Meeting, broker non-votes (if any) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares, but the broker submits that person’s proxy nonetheless. If you are present in person or by proxy at the meeting but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote.
The proposals listed in this Proxy Statement identify the votes needed to approve the proposed actions.

Q:
Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed within Benefitfocus or to third parties, except: (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation and certification of votes and (iii) to facilitate a proxy solicitation.

Q:
What proposals will be voted on at the meeting?

A:
The meeting is called to vote on the following proposals:

1A.
To elect four Class II Common Stock Directors to serve until the 2023 Annual Meeting or until their successors have been duly elected and qualified;

1B.
For holders of our Preferred Stock only:   To elect one Preferred Stock Director to serve until the 2023 Annual Meeting or until her successor has been duly elected and qualified;

2.
To approve the Benefitfocus, Inc. Third Amended and Restated 2012 Stock Plan;

3.
To hold an advisory (nonbinding) vote on named executive officer compensation; and

4.
To ratify, on an advisory (nonbinding) basis, the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022.

We will also consider any other business that properly comes before the meeting. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the proxy named in the proxy card or voting instruction form will vote the shares it represents using its best judgment.
Our board of directors unanimously recommends using the enclosed proxy card to vote “FOR” each of Proposal Nos. 1A, 1B (only if you are a holder of Preferred Stock), 2, 3, and 4.

Q:
What is a broker non-vote, and will there be any broker non-votes at the Annual Meeting?

A:
Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular non-routine proposals and the beneficial owner of those shares has not instructed the broker to vote on those proposals. The ratification of the selection of a registered public accounting firm is considered a routine proposal, and brokers have discretion to vote on such matters even if no instructions are received from the “street name” holder. Broker non-votes are not counted in the tabulations of the votes cast or present at the Annual Meeting and entitled to vote on any of the proposals to be voted on at the Annual Meeting, and therefore will have no effect on the outcome of Proposal Nos. 1A, 2, 3 and 4. Broker non-votes are counted in the tabulation of the shares outstanding and therefore broker non-votes, if any, will have the same effect as a vote against Proposal No. 1B.

Q:
Where can I find the voting results of the meeting?

A:
We plan to announce the preliminary voting results at the Annual Meeting. We will publish the final voting results on a Form 8-K within four business days of the Annual Meeting.

Q:
Is a list of registered stockholders available?

A:
Our stock transfer books will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at our principal executive offices in Charleston, South Carolina during ordinary business hours for the 10-day period preceding the Annual Meeting for any purposes related to the Annual Meeting.

Q:
Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

A:
No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Q:
What is “householding” and how does it affect me?

A:
The Company has adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one set of the proxy materials, unless one or more of these stockholders notifies the Company that they wish to receive individual copies. We believe this will provide greater convenience for stockholders, as well as cost savings for the Company by reducing the number of duplicate documents that are mailed. We also believe householding reduces the environmental impact of the Annual Meeting by reducing the number of duplicate documents that are printed. Stockholders who participate in householding will continue to receive separate proxy cards. Householding will not in any way affect your rights as a stockholder.

If you would prefer to receive separate sets of the proxy materials either now or in the future, please contact our Corporate Secretary either by calling 1-843-849-7476 or by mailing a request to Attn: Corporate Secretary, 100 Benefitfocus Way, Charleston, South Carolina 29492. Upon written or oral request to the Corporate Secretary, our Company will provide a separate copy of the Annual Report and this Proxy Statement and Notice. In addition, stockholders at a shared address who receive multiple copies of Proxy Statements may request to receive a single set of proxy materials in the future in the same manner as described above. Alternatively, if you hold your stock in a brokerage account, please contact your broker.
We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the proxy materials was delivered. Street name holders can request information about householding from their brokers, banks or other stockholders of record.

Q:
Can I access these proxy materials on the Internet?

A:
Yes. The Notice of Annual Meeting, Proxy Statement, and 2021 Annual Report to Stockholders (including the 2021 Annual Report on Form 10-K, as amended) are available for viewing, printing, and downloading at www.proxyvote.com. Our Annual Report on Form 10-K, as amended, for the year ended December 31, 2021 is also available under the Company — Investor Relations — Finances —  Annual Meeting Materials section of our website at www.benefitfocus.com and through the SEC’s EDGAR system at http://www.sec.gov.

Q:
For how long can I access the proxy materials on the Internet?

A:
The Notice of Annual Meeting, Proxy Statement, 2021 Annual Report to Stockholders, and Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2021 are available, free of charge, in PDF and HTML format under the Company — Investor Relations — Finances — Annual Meeting Materials section of our website at www.benefitfocus.com and will remain posted on that website at least until the conclusion of the meeting. All materials will remain posted on www.proxyvote.com at least until the conclusion of the meeting.

Q:
Whom do I contact if I have questions about the Annual Meeting?

A:
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor:

If you have any questions, or need assistance voting your proxy card, please contact:

1212 Avenue of the Americas, 24th Floor New York, NY 10036
Telephone for Banks, Brokers, and International Stockholders: +1 212-297-0720 Stockholders may call toll-free (from the U.S. and Canada): 855-208-8901 Email: info@okapipartners.com

CORPORATE GOVERNANCE HIGHLIGHTS
We are committed to effective corporate governance and high ethical standards. We believe that strong corporate governance policies and practices strengthen the accountability of our board of directors and management, lead to better business performance and align the long-term interests of our management team and board with the interests of our stockholders, our customers, and our employees. Our commitment to good corporate governance is illustrated by the following corporate governance policies and practices and features of our board, many of which were taken over the last 18 months:
Board Composition
✓ Seven of nine directors will be independent following the Annual Meeting	✓ Two of our current directors are female
✓ Five independent directors added to our board of directors in the last 18 months	✓ Two of our current directors are racially or ethnically diverse
✓ Eliminated Executive Chairman role and appointed an independent Chair	✓ No director is considered “overboarded”
✓ Separate Board Chair and Chief Executive Officer roles	✓ The Chair of compensation and talent committee is female
✓ Average tenure of our directors is approximately 2.6 years	✓ Retained a global executive search firm to identify and evaluate additional board candidates
Board Governance
✓ Phasing out classified board of directors, with all directors being nominated for one-year terms beginning with the 2023 Annual Meeting	✓ All standing board committees composed solely of independent directors
✓ Robust stock ownership requirements for directors and executive officers	✓ Independent co-chairs of nominating and governance committee
✓ Board oversight of CEO succession planning	✓ Independent chair of compensation and talent committee
✓ Audit committee oversight of information security risk management	✓ No executive officers on compensation and talent committee
✓ Annual board review of overall risk management program	✓ Board committees responsible for oversight of key risk management functions
✓ Regular executive sessions of the independent directors	✓ Active stockholder outreach program with enhanced focus on engagement on disclosure and governance topics
✓ Adopted a majority vote standard for uncontested director elections	✓ Code of Ethics and Code of Conduct administered by management under the supervision of our board of directors
✓ Annual board self-evaluation and assessment of our board of directors’ composition	✓ Adopted a Clawback Policy
✓ Nominating and governance committee charter requires at least four committee meetings per year	✓ Insider Trading Policy prohibits hedging and pledging
✓ Nominating and governance committee charter provides for development and oversight of new director orientation and director training

Director Skills Summary
The members of our board of directors bring diverse experience and perspectives to areas critical to our business. Their collective knowledge ensures appropriate management and risk oversight and supports our strategy of long-term sustainable stockholder value.
Board Member	Independent Director	Relevant Industry Expertise	ESG Expertise	Experience as CEO or senior executive at a public company or other large organization	Experience as a director of another public company	M&A and Strategic Transaction Expertise	Financial and Corporate Finance Expertise	Digital/ Technology Experience	Operational Expertise
Doug A. Dennerline	✓	✓		✓		✓	✓	✓	✓
Alexander Lerner	✓	✓				✓	✓
Matthew Levin		✓		✓		✓	✓	✓	✓
A. Lanham Napier	✓	✓		✓	✓	✓	✓	✓	✓
John J. Park	✓	✓		✓	✓	✓	✓	✓	✓
Coretha M. Rushing	✓	✓	✓	✓	✓		✓
Stephen M. Swad		✓		✓	✓	✓	✓	✓	✓
J. Bradley Wilson	✓	✓	✓	✓		✓	✓		✓
Zeynep Young	✓	✓		✓	✓	✓	✓	✓	✓
Total	7	9	2	8	5	8	9	6	7

(1)
Relevant industry experience includes healthcare, health insurance, human capital management, human resources or enterprise cloud-based technology and software.

See the director nominee biographies beginning on page 14 of this Proxy Statement for further detail. The absence of a ✓ for a particular skill does not mean that the director does not possess that qualification, skill, or experience. We look to each director to be knowledgeable in these areas; however, the mark indicates that the item is a particularly prominent qualification, skill or experience that the director brings to the board of directors.

ENVIRONMENT, SOCIAL AND GOVERNANCE
Introduction
At Benefitfocus, our mission is to “Improve Lives with Benefits” and we do this by helping our customers and the people they serve get the most out of their health care and benefit programs. We believe that the only way we can achieve our mission and deliver strong business performance for our stockholders is through our commitment to addressing environmental, social and governance issues.
Environment
We are committed to doing our part to support the shift to a low-carbon economy and to reduce the impact of climate change.
We have adopted a remote-first policy. We want associates to work where they work best and can make the best decisions for themselves and their families. Minimal onsite presence along with reducing the number of available Company physical facilities minimizes our physical and environmental footprint. When on campus, associates are encouraged to preserve the environment through on campus recycling, use of actual dishes rather than disposable ones, and water dispensers in lieu of disposable single-use bottles.
Since 2020, associates can see the estimated carbon emissions for flight segments when shopping for business trip air segments on our travel communications forum. Air travel is still below pre-pandemic levels. When associates must travel, they are encouraged via our forum to consider booking lower emissions flight options. In 2021, the average carbon emissions were 297.68 lbs. per segment out of 1,052 travel segments flown. At our 2021 rate, the approximated greenhouse gas emissions avoided equates to 5.8 trash bags of waste being recycled instead of landfilled.
We expect our vendors to maintain sustainable practices and implement measures to mitigate climate change risk. For example, part of our vendor selection criteria is to choose cloud services vendors able to demonstrate the most efficient computing cycles and waste reduction practices.
Social
Benefitfocus is committed to providing a diverse and inclusive workplace in which equality, representation and respect create a culture of belonging. We believe our collective experiences make us stronger. We strive to be a place where everyone respects one another, regardless of national origin, race, color, gender, gender identity or expression, religion, ethnicity, sexual orientation, age or disability. In April 2022, we announced our recognition as one of America’s Best Employers for Diversity by Forbes.
We have set a Company goal to increase underrepresented groups by 5% in 2022.
As of April 2022:
•
women comprised 49% of all associates;

•
women represented 52% of new hires;

•
20% of new hires identified as diverse — the highest level in the last four years; and

•
ethnically diverse new hires represented 20% of engineering hires, which is higher than their representation on the existing team (15%).

Additionally, as part of the Company’s strategy to advance diversity, inclusion, and belonging, Benefitfocus has:
•
taken steps toward building a more diverse executive leadership team and board of directors, including achieving over 50 percent female representation on the Company’s executive leadership team;

•
established a Diversity, Inclusion and Belonging Council with a goal of fostering a culture in which fairness and equity help facilitate a sense of belonging;

•
supported diverse organizations in the community, including donations on behalf of Juneteenth, military veterans, and LGBTQ Pride Month;

•
offered associate training on Unconscious Bias Awareness, via online training modules and roundtable sessions;

•
hosted and participated in both internal and external sessions on belonging, women in leadership, neurodiversity, diversity in hiring, health equity and more; and

•
launched internal LinkedIn Learning to drive professional development.

Further information about diversity, inclusion and belonging at Benefitfocus can be found at https://www.benefitfocus.com/company/diversity-inclusion-belonging.
Another example of how our Company supports the communities in which we do business, is through our Benefitfocus Cares program which offers three forms of community sponsorship for our associates:
1.
Company Donation Match — Benefitfocus matches associate donations, up to $250 per calendar year, to the nonprofit (501(c)(3)) organization of their choosing.

2.
Team Sports Sponsorship — Benefitfocus sponsors local sports teams that an associate either coaches, plays for, or that their child is on.

3.
Community Nonprofit Sponsorship — For charitable client or community event requests, associates can request support for a nonprofit (501(c)(3)) organization of their choice.

Governance
See “Corporate Governance Highlights” above on page 9 and “Corporate Governance Matters” on page 20 for a discussion of the Company’s commitment to effective corporate governance and high ethical standards.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Nominees
The board of directors consists of nine members and is currently divided into two classes. The members of Class I are serving terms expiring at the 2023 Annual Meeting and the members of Class II are serving terms expiring in 2022 at the upcoming Annual Meeting; and all directors may serve until a successor has been elected and qualified. Pursuant to an amendment to our Restated Certificate of Incorporation, as amended (the “Charter”), approved at the 2021 annual meeting of stockholders, we are phasing out our classified board structure. Starting with the 2021 annual meeting of stockholders, any director elected at a stockholder meeting is elected to an annual term. Our Class II directors, Douglas A. Dennerline, Alexander Lerner, John J. Park and Coretha M. Rushing, have been nominated to fill a term expiring in 2022. The Class I directors, who were elected or appointed for terms expiring at the 2023 Annual Meeting, will remain in office.
For so long as not less than 60% of the shares of Preferred Stock originally issued remain outstanding, the holders of a majority of the then outstanding shares of Preferred Stock, voting together as a single class, shall have the right to elect two Preferred Stock Directors if the authorized number of directors on the board of directors is nine or fewer. Therefore, the holders of Preferred Stock are currently entitled to vote as a separate class to elect two Preferred Stock Directors. One of the two Preferred Stock Directors is up for election at the Annual Meeting. The holders of common stock are not entitled to vote in connection with the election of the Preferred Stock Directors. However, the owners of common stock are entitled to vote on the election of the remainder of the nominees to serve on the board, the Common Stock Directors. For the avoidance of doubt, the holders of Preferred Stock have the right to vote on all directors — both Common Stock Directors and Preferred Stock Directors — up for election. With respect to the election of Common Stock Directors, holders of Preferred Stock are entitled to the number of votes equal to the number of shares of common stock into which the shares of Preferred Stock held by such holder would be convertible.
On April 4, 2022, the Company entered into a Cooperation Agreement with Indaba, which was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 5, 2022. As contemplated by the Cooperation Agreement, Alexander Lerner was appointed to the board of directors as a Class II director on April 4, 2022 and is a nominee for election at the upcoming Annual Meeting. Pursuant to the Cooperation Agreement, Indaba has agreed to vote all of its shares of common stock in accordance with the board’s recommendations, subject to certain exceptions set forth in the Cooperation Agreement. Except for the Cooperation Agreement and our agreement with the holders of our Preferred Stock, there are no other arrangements or understandings between any of our directors and any other person pursuant to which any person was selected as a director.
At the Annual Meeting, four Common Stock Directors and one Preferred Stock Director will be elected.
Proposal No. 1A — Election of Class II Common Stock Directors
Douglas A. Dennerline, Alexander Lerner, John J. Park and Coretha M. Rushing, our Class II Common Stock Directors, have been nominated by the board of directors at the recommendation of the nominating and governance committee to be re-elected at the Annual Meeting.
Accordingly, Messrs. Dennerline, Lerner and Park and Ms. Rushing are the only Common Stock Director nominees up for election at the Annual Meeting and will be re-elected as Common Stock Directors, if they receive the affirmative vote of a majority of the votes cast.
Proposal No. 1B — Election of a Preferred Stock Director
Zeynep Young, a Preferred Stock Director designated by BuildGroup, has been nominated by the board of directors at the recommendation of the nominating and governance committee to be re-elected at the Annual Meeting. Ms. Young will be re-elected as a Preferred Stock Director if she receives the affirmative vote of a majority of the shares of Preferred Stock outstanding. Holders of our common stock are not entitled to vote on the election of the Preferred Stock Director.
General Information
If you are a stockholder of record, unless you mark your proxy card “against”, the proxy holder will vote the proxies received by it for the Class II Common Stock Director nominees and Preferred Stock Director nominee named below, to the extent such holder is entitled to vote on such nominee. The nominees are currently directors and have consented to serve as nominees and to be named in this Proxy Statement, and they have agreed to serve as directors if elected. In the event that a nominee is unable or declines to serve as a director at the time of the meeting, your proxy will be voted, to the extent it is entitled to vote, for any nominee designated by the board of directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. If you are a beneficial owner of shares held in street name and you do not provide your bank, broker or other nominee with voting instructions, your bank, broker or other nominee may not vote your shares on the election of directors. Therefore, it is important that you vote.
The name of and certain information regarding the Class II Common Stock Director nominees and Preferred Stock Director nominee up for election at the Annual Meeting is set forth below, together with information regarding our directors remaining in office. This information is as of May 4, 2022 and based on data furnished to us by the nominees and directors. There is no family relationship between any director, executive officer or person nominated to become a director or executive officer. The business address for each nominee for matters regarding our Company is 100 Benefitfocus Way, Charleston, South Carolina 29492.
Class II Common Stock Directors with Terms Expiring in 2022
Name	Age	Position(s) with Benefitfocus	Director Since	Independent
Douglas A. Dennerline	63	Director, Chairman	August 2014	✓
Alexander Lerner	38	Director	April 2022	✓
John J. Park	60	Director	July 2021	✓
Coretha M. Rushing	66	Director	March 2021	✓
Class I Common Stock Directors with Terms Expiring in 2023
Name	Age	Position(s) with Benefitfocus	Director Since	Independent
Matthew Levin	48	President and Chief Executive Officer, Director	May 2021
Stephen M. Swad	60	Director	August 2020
James Bradley Wilson	69	Director	October 2021	✓
Preferred Stock Directors
Name	Age	Position(s) with Benefitfocus	Term Expires	Director Since	Independent
A. Lanham Napier	51	Director	2023	September 2014	✓
Zeynep Young	51	Director	2022	January 2021	✓
Class II Common Stock Director Nominees
Douglas A. Dennerline — Common Stock Director, Chairman
Doug Dennerline has served as a member of the board of directors since August 2014. He is currently Chief Executive Officer and Executive Chairman of BetterWorks Systems, Inc. From January 2013 to March 2018, he was Chief Executive Officer and on the board of directors of Alfresco Software, Inc. and was previously President and a director of SuccessFactors, Inc. Prior to joining SuccessFactors,

Mr. Dennerline was Executive Vice President of Sales, Americas and Europe, Middle East and Africa for Salesforce.com, Inc. (NYSE: CRM). He is currently serving on the boards of VBrick Systems, Inc. AmplifiedAg, Inc., Aktana, Inc., and PTO Exchange, and previously served on the board of SugarCRM Inc. Mr. Dennerline holds a B.S. in Business Administration from Arizona State University.
Experience, Skills and Qualifications of Particular Relevance to Benefitfocus
We believe Mr. Dennerline’s experience as chief executive officer of a software company and familiarity with the software industry brings to the board of directors important skills. In addition, his experience as a director of a software and technology company brings to the board critical skills related to financial oversight of complex organizations, strategic planning, and corporate governance. All of this qualifies him to serve on the board and as the Chairman of the board.
Alexander Lerner — Common Stock Director
Alexander Lerner is currently an Investment Partner at Indaba. Mr. Lerner joined Indaba in 2010, and following his graduation from business school in 2014, rejoined Indaba and was elected Partner in 2016. Prior to joining Indaba, Mr. Lerner was an analyst in the Mergers & Acquisitions Group at Lazard Ltd. Mr. Lerner currently serves on the board of directors of 826 Valencia. Mr. Lerner earned an M.B.A. from the Graduate School of Business at Stanford University and graduated from Stanford University with a B.A. in English.
Experience, Skills and Qualifications of Particular Relevance to Benefitfocus
We believe Mr. Lerner’s strategic transaction experience and corporate finance experience qualifies him to serve on the board.
John J. Park — Common Stock Director
John Park has served as an operations advisor for Advent International Corporation, a leading global private equity investor, since April 2020. From August 2016 to August 2018, he was Executive Vice President, Operations and Chief Financial Officer for The Warranty Group, a provider of global specialty insurance services backed by TPG Capital and sold to Assurant, Inc. Prior to that, from June 2015 to July 2016, he was Chief Financial Officer at Hotel Investors Trust, Inc., a hospitality REIT backed by Starwood Capital Group, L.P. Earlier in his career, Mr. Park was Chief Financial Officer of public company Hewitt Associates, Inc. (later sold to Aon Corporation), a leader in health, retirement and human capital consulting, and outsourcing services. Prior to Hewitt Associates, Inc., he was the founding Chief Financial Officer of Orbitz, LLC, a global travel portfolio company. Mr. Park previously served on the board of directors of then-public company APAC Customer Services, Inc. from August 2004 to September 2010, as well as on the board of Aperture New Holdings Inc./OptionsHouse, LLC from August 2015 to September 2016. Mr. Park holds a B.A. in Economics from Oberlin College and an M.B.A. from the University of Michigan.
Experience, Skills and Qualifications of Particular Relevance to Benefitfocus
We believe Mr. Park’s experience as an accomplished finance and operations leader with a track record of leading strategic transformations for companies in the technology, business services and consumer sectors qualifies him to serve on the board.
Coretha M. Rushing — Common Stock Director
Coretha Rushing has served as a member of the board of directors since March 2021. Ms. Rushing is Managing Director of The ExCo Group (f/k/a Merryck & Co. Americas, LLC), a global executive coaching and mentoring firm. Since January 2019, Ms. Rushing has also provided human resources consulting and coaching through her company CR Consulting Alliance, LLC. From May 2006 to December 2019, she was Corporate Vice President and Chief Human Resources Officer of Equifax Inc. (NYSE: EFX). Prior to that, from April 1996 to June 2005, she was Senior Vice President, Chief Human Resources Officer at The Coca-Cola Company (NYSE: KO). Ms. Rushing currently serves on the boards of directors and compensation committees of 2U, Inc. (NASDAQ: TWOU), ThredUp Inc. (NASDAQ: TDUP) and Plastiq Inc. and is an

external board advisor for Spencer Stuart consulting firm. She previously served on the board, including most recently as Chair and then Chair Emeritus, of the Society for Human Resource Management. Ms. Rushing holds a B.S. in Industrial Psychology from East Carolina University and an M.Ed. in Human Resources and Counseling from The George Washington University.
Experience, Skills and Qualifications of Particular Relevance to Benefitfocus
Ms. Rushing brings 30 years of experience in the human resources arena, with expertise spanning corporate and consulting environments across various industries, including technology and software, financial services and consumer goods. We believe that her expertise with respect to critical human capital management skills including succession planning, employee engagement, talent development, executive coaching, compensation and corporate governance qualifies her to serve on the board.
Preferred Stock Director Nominee
Zeynep Young — Preferred Stock Director
Zeynep Young has served as a member of the board of directors since January 2021. Since October 2021, Ms. Young has served as the Chief Executive Officer of TeleVet, Inc., a provider of technology solutions for veterinary teams. Since December 2020, Ms. Young has served as Operating Partner for BuildGroup Management, LLC. BuildGroup Management, LLC is a privately held company based in Austin, Texas, that operates and invests in emerging software companies in select technology categories. Ms. Young is also Co-Chief Executive Officer and a director of Build Acquisition Corp. (NYSE: BGSX), a blank check company focusing on software companies and technology-enabled services. From March 2020 until December 2020, she was the Chief Executive Officer of Calytera, Inc., acquired by Granicus LLC in October 2020. Prior to that, she was a venture partner and advisor for Next Coast Ventures, LLC, which she joined in March 2017. Ms. Young was the Founder and Chief Executive Officer of Double Line, Inc. from February 2009 until January 2016. She was Portfolio Director, Texas for The Michael & Susan Dell Foundation from October 2005 through February 2009, where she oversaw a portfolio of investments in market-leading technologies in education and healthcare. Ms. Young began her career at McKinsey & Company in 1997. Ms. Young previously served as a member of the board of directors and compensation committee of Cipherloc Corporation (OTCQB: CLOK) from August 2019 until January 2021. Ms. Young also serves on the boards of Texas 2036 and Texas Book Festival. Ms. Young holds an M.B.A. from the Kellogg School of Management at Northwestern University and a B.A. in Economics and Sociology from Rice University.
Experience, Skills and Qualifications of Particular Relevance to Benefitfocus
Ms. Young is an experienced entrepreneur and executive with a track record of leading and scaling private software companies, particularly in the government, education and social sectors. In addition to her roles in the government technology sector, Ms. Young is an experienced public company director, and her familiarity with strategic planning and corporate governance in the software industry and her perspective as an investor at one of the leading family offices qualifies her to serve on the board.
Other Directors Not Up for Re-election at this Meeting
Matthew Levin — President, Chief Executive Officer & Common Stock Director
Matthew Levin has been our President, Chief Executive Officer and a member of the board of directors since May 2021. He previously served as the Chief Strategy Officer of Automatic Data Processing, Inc. (“ADP”) (NASDAQ: ADP), a leading provider of human capital management solutions, from November 2018 until his recent appointment. Prior to joining ADP, Mr. Levin was a Managing Partner of Psilos Group Managers, a growth equity firm where he specialized in technology-enabled services investments, from January 2017 to October 2018. Prior to joining Psilos Group Managers, he was Executive Vice President and Head of Global Strategy of Aon plc (NYSE: AON), a leading professional services firm providing a broad range of risk, retirement and health solutions, from August 2011 to December 2016. Prior to Aon, Mr. Levin served as Senior Vice President of Corporate Development and Strategy for Hewitt Associates, Inc., a leader in health, retirement and human capital consulting, and outsourcing services. He was a core member of the team that led the $4.9 billion merger between Aon Consulting and Hewitt Associates, Inc., creating an industry-leading benefits and human resources solutions firm. Earlier in his career, he served as Senior Vice President of Corporate Development and Strategic Planning for IHS Inc. and as Vice President, Global Operations Officer for the human capital solutions business at Hudson Highland Group, Inc. Mr. Levin began his career in the First Scholar Program at First Chicago NBD, now JP Morgan Chase, before serving as a management consultant at Sibson & Company. Mr. Levin holds a master’s degree in business administration from the University of Chicago Booth School of Business and a bachelor’s degree from Northwestern University.
Experience, Skills and Qualifications of Particular Relevance to Benefitfocus
We believe Mr. Levin’s experience as a public company executive at multiple leading human resource solutions businesses, ability to devise and execute on growth strategies, successful dealmaking, and investing track record and familiarity with software-focused technology companies brings to the board of directors important skills and qualify him to serve on the board.
A. Lanham Napier — Preferred Stock Director
Lanham Napier has served as a member of the board of directors since September 2014. Mr. Napier is a Co-Founder, Co-Chief Executive Officer, and member of the board of managers of BuildGroup Management, LLC. BuildGroup Management, LLC is a privately held company based in Austin, Texas, that operates and invests in emerging software companies in select technology categories. Affiliates of BuildGroup Management, LLC hold all of the outstanding shares of our Preferred Stock. Mr. Napier is also Co-Chief Executive Officer and chairman of the board of Build Acquisition Corp. (NYSE: BGSX), a blank check company focusing on software companies and technology-enabled services. Mr. Napier was formerly the Chief Executive Officer of Rackspace Hosting, Inc. (“Rackspace”) (NYSE: RAX), which was acquired by Apollo Global Management, LLC. At various times during his 14 years at Rackspace, he also served in other capacities at the company, including as its President, Chief Financial Officer, and member of its board of directors. Prior to that, Mr. Napier was an analyst at Merrill Lynch & Co., Inc. Mr. Napier serves on the board of directors of Flō Networks (f/k/a Transtelco, Inc.), Teal Systems, LLC (and its affiliates), DigniFi Tech Inc., and Leading Quality Assurance Limited, among others. Mr. Napier holds an M.B.A. from Harvard University and a B.A. in Economics from Rice University.
Experience, Skills and Qualifications of Particular Relevance to Benefitfocus
We believe Mr. Napier’s experience as chief executive officer of a public company, familiarity with the software industry and his experience as a director of a software company brings to the board of directors critical skills related to strategic planning and corporate governance and qualifies him to serve on the board.
Stephen M. Swad — Common Stock Director
Steve Swad has been a member of the board of directors since August 2020. He currently serves as the President and Chief Operating Officer of Apptopia, Inc. He previously served as our Chief Executive Officer from August 2020 to May 2021 and Strategic Advisor to our Chief Executive Officer from May 2021 to September 2021, during which time he also served on our board, and as Chief Financial Officer from July 2019 to August 2020. He also had previously served on our board from December 2013 until July 2019. From January 2016 until July 2019, Mr. Swad served as Chief Financial Officer of Vox Media, LLC. From February 2012 until April 2015, Mr. Swad served as the President, Chief Executive Officer, and a director of then-public Rosetta Stone Inc. He was previously its Chief Financial Officer beginning in November 2010. Prior to joining Rosetta Stone, Inc., Mr. Swad served as the Executive Vice President and Chief Financial Officer of Comverse Technology, Inc., beginning in May 2009. Prior to that, he served as Executive Vice President and Chief Financial Officer of Federal National Mortgage Association (Fannie Mae) (OTCQB: FNMA) from May 2007 until August 2008. He has also held various senior financial management positions with then-public companies, including AOL Inc. and Time Warner Inc. (now known as Warner Media, LLC) and its subsidiaries. Mr. Swad, a former partner of KPMG LLP, has also served as a Deputy Chief Accountant at the U.S. Securities and Exchange Commission. He currently serves on the board of McLean Mortgage Corporation and previously served on the board of Eloqua, Inc. from August of 2011 until February 2013, including between August 2012 and February 2013, during which time it was a publicly held company. Mr. Swad holds a B.A. in business administration from the University of Michigan.
Experience, Skills and Qualifications of Particular Relevance to Benefitfocus
Among other experience, qualifications, attributes and skills, we believe Mr. Swad’s financial and accounting experience, ability to lead public companies, and familiarity with consumer-facing technology companies bring to the board of directors important skills related to corporate finance and governance, and qualify him to serve on the board.
James Bradley Wilson — Common Stock Director
Brad Wilson has served as a member of the board of directors since October 2021. Mr. Wilson retired from Blue Cross and Blue Shield of North Carolina (“BCBSNC”) in 2018, after joining the company in 1995. Mr. Wilson served in a variety of senior level positions while at BCBSNC, including most recently as President and Chief Executive Officer since 2010, and prior to that as Executive Vice President, Chief Operating Officer, Executive Vice President, Chief Administrative Officer and Corporate Secretary, and Senior Vice President, General Counsel and Corporate Secretary. Mr. Wilson served as General Counsel to North Carolina Governor James B. Hunt Jr. from 1992 to 1995. From 1978 to 1992, he was in the private practice of law at Carpenter, Wilson, Cannon and Blair, P.A., serving as Managing Partner from 1988 to 1992. Mr. Wilson has been an Executive in Residence at North Carolina Agricultural & Technical State University since May 2021 and was an Executive in Residence at Wake Forest University from 2018 to 2021. He also has been engaged as a consultant with SAS Institute Inc. since 2018. From 2019 to 2020, Mr. Wilson was a consultant with the Centers for Medicare and Medicaid Services in Washington, DC. From 2018 to 2020, he was the Chancellor’s Senior Advisor for Business at the University of North Carolina at Chapel Hill. From 2018 to 2020, Mr. Wilson was also an advisor to the Kenan Flagler Business School’s Center for the Business of Healthcare and Gillings School of Public Health. During this period, he served as adjunct faculty and lecturer at the Gillings School of Public Health and also lectured at the Kenan Flagler Business School. Mr. Wilson currently serves on the boards of directors of Cecelia Health, Inc., CliniStart, Inc., Ilumivu, Inc., Lucerno Dynamics, LLC, Reliant Immune Diagnostics, and Risalto Health Inc., and the boards of advisors of Advaita Health Ventures, CitiusTech Inc., Flipt, LLC, Health Catalyst Capital Management LLC and Mako Medical Laboratories, LLC. Mr. Wilson holds a B.A. in History and an honorary doctorate from Appalachian State University, an M.A. in Liberal Studies from Duke University, and a J.D. from Wake Forest University.
Experience, Skills and Qualifications of Particular Relevance to Benefitfocus
We believe Mr. Wilson’s experience as president and chief executive officer of the largest health insurer in the state of North Carolina, familiarity with the health care industry and his experience as a director of several companies in the healthcare space brings to the board of directors critical skills related to strategic planning and corporate governance and qualifies him to serve on the board.
Required Vote
For Proposal No. 1A, provided there is a quorum for the Annual Meeting, the Common Stock Director nominees receiving the affirmative vote of a majority of the votes cast will be elected as Class II Common Stock Directors. Abstentions are not considered votes cast and will therefore have no effect on this proposal. Under applicable exchange listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of this Proposal No. 1A.
For Proposal No. 1B, provided there is a quorum for the Annual Meeting, the Preferred Stock Director nominee receiving the affirmative vote of a majority of the shares of our Preferred Stock outstanding will be elected as the Preferred Stock Director. Holders of our common stock are not entitled to vote on the election of the Preferred Stock Director. Abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal.

See “Questions and Answers Regarding Voting Procedures and Other Information — How will the Cooperation Agreement impact voting?” for additional information on our voting arrangement with Indaba.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT (I) STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE BOARD’S
COMMON STOCK DIRECTOR NOMINEES
DOUGLAS A. DENNERLINE, ALEXANDER LERNER, JOHN J. PARK,
AND CORETHA M. RUSHING
AND (II) PREFERRED STOCKHOLDERS VOTE “FOR” THE
PREFERRED STOCK DIRECTOR NOMINEE ZEYNEP YOUNG.

CORPORATE GOVERNANCE MATTERS
Information about the Board of Directors
The board is composed of nine members and all directors will be up for election beginning at the 2023 Annual Meeting. The nine members include two Preferred Stock Directors, Mr. Napier and Ms. Young, and seven Common Stock Directors, Messrs. Dennerline, Lerner, Levin, Swad, Park and Wilson and Ms. Rushing.
Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled by the directors then in office or the stockholders (as provided in our amended and restated bylaws (the “Bylaws”)).
The holders of our Preferred Stock are entitled to vote as a separate class to elect two Preferred Stock Directors. This means that owners of common stock are not entitled to vote in connection with the election of the Preferred Stock Directors, who are currently Mr. Napier and Ms. Young. The owners of common stock and the holders of Preferred Stock, voting together as a single class, will elect the remainder of the board nominees, the Common Stock Directors. Our independent Chairman of the board of directors is Mr. Dennerline. We have historically separated the position of Executive Chairman or independent Chairman of the board and that of Chief Executive Officer. The board believes the separation of these positions has served our Company well and our leadership structure is appropriate given the size of our Company in terms of the number of employees and given the experience and understanding of our Company and industry by each of Messrs. Dennerline and Levin.
Board and Managerial Oversight
Our board of directors and executive leadership team are committed to ethical business practices, which are based on our Company values. Our board regularly reviews evolving corporate governance best practices, changing regulatory requirements, and feedback from stockholders, and makes changes it believes are in the best interest of the Company and our stockholders. As described below, the audit committee monitors our enterprise-wide risk management program and our controls, compliance and ethics.
Board and Management Sustainability Oversight
Our board of directors believes that its structure and composition of highly experienced and engaged independent directors provide effective oversight of our management. The board has an active role in our overall strategies. The board also conducts an annual review of our corporate governance practices and periodically reviews our data privacy and security, and human capital strategies. Furthermore, as discussed below, the board is responsible for overall risk oversight of the Company, which includes certain social and governance matters. To this end, the board receives periodic updates regarding our social-related initiatives and progress. Our management team, subject to oversight by our board, structures, monitors and adjusts our data privacy and security, and human capital efforts in a manner that best serves our interests and all of our stakeholders. Each year, senior management reviews our long-range business plans.
Board and Management Cybersecurity Oversight
Cybersecurity risk oversight is a top priority for our board of directors and management. With respect to cybersecurity, the audit committee monitors the Company’s cybersecurity risk profile, receives semi-annual updates from our Chief Information Security Officer on all matters related to cybersecurity and reports out to the full board. In addition, we continually invest in protecting, monitoring, alerting and mitigating risks across our business, including by taking the following steps:
•
maintaining a robust cybersecurity risk insurance policy;

•
maintaining independent third-party certifications such as SOC2, Type 2 and HITRUST;

•
implementing a comprehensive information security and privacy program based on industry standard guidelines and regulations such as ISO, NIST, HIPAA and CCPA, as well as appropriate technical, administrative and organizational measures designed to protect our data against unauthorized access;

•
providing new hire and annual security awareness and privacy training to all employees as well as conducting phishing assessment exercises to ensure employees are aware and educated about phishing threats and are trained to identify and report them;

•
using external and internal resources to perform assessments and penetration testing throughout the year on the Company’s applications, networks, and environments, including an annual review to verify our compliance with the Payment Card Industries Data Security Standards (PCI DSS); and

•
implementing our incident response plan and conducting tabletop exercises for incident-response training to help quickly understand, triage and contain any issues.

Board Diversity
We are committed to fostering an environment of diversity and inclusion, including among the members of our board of directors. Therefore, while the board has not adopted a formal diversity policy, in considering director nominees, the nominating and governance committee considers candidates who represent a mix of backgrounds and a diversity of gender, race, ethnicity, age, background, professional experience and perspectives that enhance the quality of the deliberations and decisions of our board, in the context of both the perceived needs of the structure of our board and the Company’s business and structure at that point in time. Two of our nine directors are female, and two of our nine directors are of diverse race or ethnicity.
Board Diversity Matrix as of May 4, 2022
(Total Number of Directors: 9)
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Director Independence
The Nasdaq Listing Rules require that a majority of the members of our board of directors be independent directors. The independence rules include a series of objective tests, including that the director is not employed by the Company and has not engaged in various types of business dealings with the Company. In addition, our board is required to make a subjective determination as to each independent director that no relationships exist that, in the opinion of our board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In making such determinations, our board of directors considered transactions and relationships between each non-employee director and the Company, if any, that would require disclosure pursuant to Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). Our board also considered other transactions or relationships that do not rise to the level of requiring disclosure.
The board of directors has established an audit committee, compensation and talent committee, and nominating and governance committee. Our audit committee consists of independent directors Messrs. Park

(Chair) and Wilson and Ms. Rushing; our compensation and talent committee consists of independent directors Ms. Rushing (Chair) and Messrs. Dennerline and Wilson; and our nominating and governance committee consists of independent directors Messrs. Lerner (Co-Chair) and Wilson (Co-Chair) and Ms. Young.
The board of directors has undertaken a review of the independence of our directors and has determined that Messrs. Dennerline, Lerner, Napier, Park and Wilson and Mss. Rushing and Young are independent within the meaning of the Nasdaq Listing Rules. In addition, the board has determined that Messrs. Park and Wilson and Ms. Rushing meet the additional test for independence for audit committee members and Messrs. Dennerline and Wilson and Ms. Rushing meet the additional test for independence for compensation committee members imposed by SEC regulations and the Nasdaq Listing Rules.
Family Relationships
There is no family relationship between any director, executive officer or person nominated to become a director or executive officer of our Company.
Executive Sessions of Non-Employee Directors
In order to promote open discussion among non-employee directors, the board of directors has a policy of regularly conducting executive sessions of non-employee directors at scheduled meetings and at such other times requested by a non-employee director.
Selection of Nominees for the Board of Directors
The nominating and governance committee of the board of directors is responsible for establishing the criteria for recommending which directors should stand for re-election to the board and the selection of new directors to serve on the board. In addition, the committee is responsible for establishing the procedures for our stockholders to nominate candidates to the board. The committee has not formulated any specific minimum qualifications for director candidates, but has determined certain desirable characteristics, including strength of character, mature judgment, career specialization, relevant technical skills and independence. The nominating and governance committee charter calls for the committee to consider diversity to be an additional desirable characteristic in potential nominees.
Our Bylaws permit any stockholder of record to nominate directors. Stockholders wishing to nominate a director must deliver written notice of the nomination either by personal delivery or by U.S. certified mail, postage prepaid, to the Corporate Secretary (i) with respect to an election to be held at an annual meeting of stockholders, not more than 120 and not less than 90 days before the meeting at which directors are to be elected, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of the election of directors, not later than the close of business on the tenth business day following the date on which notice of such meeting is first given to stockholders. Any such notice must comply with the requirements set forth in our Bylaws.
Our nominating and governance committee will evaluate a nominee recommended by a stockholder in the same manner in which the committee evaluates nominees recommended by other persons as well as its own nominee recommendations.
Information Regarding Meetings of the Board and Committees
During 2021, the board of directors held 20 meetings. During 2021, the board’s three permanent committees, the audit committee, compensation and talent committee and nominating and governance committee, collectively held 12 meetings.
All of our current directors attended at least 75% of the aggregate of all meetings of the board of directors and the committees on which he or she served during 2021. We do not have a formal written policy with respect to directors’ attendance at our annual meetings of stockholders. Director Swad attended the 2021 annual meeting of stockholders.

Director Orientation and Continuing Education
In March 2022, the nominating and governance committee revised its charter to include within its responsibilities developing and overseeing an orientation program for new directors and a continuing education program for current directors. Under the oversight of the nominating and governance committee, new directors will participate in a comprehensive orientation and training program to, among other things, introduce them to the Company and management, provide training on matters including information security, as well as provide information regarding our business operations and strategy. The nominating and governance committee is responsible for periodically reviewing the onboarding and orientation programs, including by soliciting feedback from directors who recently participated in the onboarding programs, and coordinating with management on the program design and the implementation of recommended future enhancements.
Throughout their tenure, directors are encouraged to enroll in educational and training programs, and the nominating and governance committee is responsible for overseeing a continuing education program. In addition, the full board of directors receives regular management updates on industry and corporate governance developments affecting the Company and conducts in depth strategy sessions to discuss the most critical strategic issues, opportunities and challenges facing the Company.
Board Committees
Committees of the Board of Directors
In May 2013, our board of directors adopted initial written charters for each of its permanent committees, all of which are available, as revised, under Corporate Governance in the Company — Investor Relations section of our website at www.benefitfocus.com. The following table provides membership information of our directors on each committee of our board as of May 4, 2022.
	Audit Committee	Compensation & Talent Committee	Nominating & Governance Committee
Douglas A. Dennerline
Alexander Lerner
John J. Park
Coretha M. Rushing
James Bradley Wilson
Zeynep Young

=   Committee Chair

=   Committee Co-Chair

=   Member

Audit Committee
Our audit committee consists of Messrs. Park (Chair) and Wilson and Ms. Rushing. Mr. Dennerline served on our audit committee until he stepped down in August 2021, at which time Mr. Park joined the committee. Ana M. White served on our audit committee until she stepped down in March 2021, at which time Ms. Rushing joined the committee. Francis J. Pelzer served on our audit committee until he stepped down in April 2022, at which time Mr. Wilson joined the committee. Each of Messrs. Park and Wilson and Ms. Rushing, as well as Messrs. Dennerline and Pelzer and Ms. White during their respective service on the audit committee, satisfies the independence requirements of Rules 5605(a)(2) and 5605(c)(2) of the Nasdaq Listing Rules and Section 10A(m)(13) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our audit committee met seven times during our 2021 fiscal year.

In March 2022, the audit committee revised its charter to expand internal audit approvals and include within its responsibilities oversight of the information security of the Company. Pursuant to its charter, our audit committee is responsible for, among other things:
•
appointing, terminating, compensating, and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attestation services;

•
reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

•
reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;

•
discussing policies and procedures concerning earnings press releases and reviewing the type and presentation of information to be included in earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

•
establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

•
overseeing information security matters, including working with management to understand and assess the Company’s information security risk profile, incident response plans, and resources to respond to any incidents; receiving semi-annual updates from officers (including the Company’s Chief Information Security Officer) on all matters related to information security; and reporting to the board of directors on information security matters;

•
investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the audit committee deems necessary;

•
determining compensation of the independent auditors and of advisors hired by the audit committee and ordinary administrative expenses;

•
reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

•
producing the audit committee report to be included in the Company’s proxy statement;

•
reviewing and recommending to the board the information in the annual and quarterly Management’s Discussion and Analysis section of the Company’s Form 10-K or Form 10-Q, as applicable, prior to their release;

•
monitoring and evaluating the independent auditor’s qualifications, performance, and independence on an ongoing basis;

•
reviewing reports to management prepared by the Company’s internal audit team, as well as management’s response;

•
reviewing and approving the internal audit charter and the internal audit plan, including budget and resources;

•
reviewing and assessing the adequacy of the formal written charter on an annual basis;

•
reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and

•
handling such other matters that are specifically delegated to our audit committee by the board from time to time.

The board of directors has affirmatively determined that Mr. Park is designated as the “audit committee financial expert” and meets the definition of an “independent director” for purposes of serving on an audit committee under the Nasdaq Listing Rules. The designation does not impose on Mr. Park any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board.

Compensation and Talent Committee
Our compensation and talent committee consists of Ms. Rushing (Chair) and Messrs. Dennerline and Wilson. Ms. White served as our compensation and talent committee Chair until she stepped down in March 2021 and then Mr. Pelzer assumed the position of Chair. Mr. Pelzer served as Chair until he stepped down in August 2021, but continued service as a committee member until he stepped down in April 2022. Mr. Park served as our compensation and talent committee Chair from August 2021 until April 2022, when Ms. Rushing assumed the position of Chair. Mr. Dennerline served on this committee until he stepped down in August 2021 and he rejoined the committee in April 2022. Each of Messrs. Dennerline and Wilson and Ms. Rushing, as well as Messrs. Park and Pelzer and Ms. White during their respective service on the compensation and talent committee, satisfy the independence requirements of Rules 5605(a)(2) and 5605(d)(2) of the Nasdaq Listing Rules. Our compensation and talent committee met four times during our 2021 fiscal year. Our compensation and talent committee is responsible for, among other things:
•
reviewing and approving the compensation, employment agreements and severance arrangements, and other benefits of all of our executive officers and key employees;

•
reviewing and approving, on an annual basis, the corporate goals and objectives relevant to the compensation of the executive officers, and evaluating their performance in light thereof;

•
reviewing overall compensation philosophy and strategy to ensure soundness and alignment with overall Company strategy;

•
reviewing and making recommendations, periodically, to the board with respect to director compensation;

•
reviewing any analysis or report on executive compensation required to be included in the annual proxy statement and periodic reports pursuant to applicable federal securities rules and regulations, and recommending the inclusion of such analysis or report in our proxy statement and periodic reports;

•
overseeing the development and implementation of our policies and strategies relating to its human capital management approach, including but not limited to those policies and strategies regarding talent, executive succession planning, and diversity and inclusion;

•
reviewing and assessing, on an annual basis, the adequacy of the formal written charter; and

•
such other matters that are specifically delegated to our compensation and talent committee by the board from time to time.

Pursuant to its written charter, our compensation and talent committee has the authority to engage the services of outside advisors as it deems appropriate to assist it in the evaluation of the compensation of our directors, principal executive officer or other executive and non-executive officers, and in the fulfillment of its other duties. Additionally, our compensation and talent committee has the authority to review and approve the compensation of our other officers and employees and may delegate its authority to review and approve the compensation of other non-executive officer employees to specified executive officers. Our compensation and talent committee engaged Compensia, Inc., a national compensation consulting firm (“Compensia”), as its compensation consultant in 2021, as more fully described in “Executive Compensation  — Compensation Discussion and Analysis — Compensation-Setting Process — Role of Compensation Consultant”.
Nominating and Governance Committee
Our nominating and governance committee consists of Messrs. Lerner (Co-Chair) and Wilson (Co-Chair) and Ms. Young. Ms. White served on our nominating and governance committee until she stepped down in March 2021. Mr. Dennerline served as our Chair until he stepped down in August 2021. Ms. Young joined the committee in August 2021 and Mr. Lerner joined as Co-Chair in April 2022. Mr. Pelzer served on the committee until he stepped down in April 2022. Each of Messrs. Lerner and Wilson and Ms. Young, as well as Messrs. Dennerline and Pelzer and Ms. White during their respective service on our nominating and governance committee, satisfy the independence requirements of Rule 5605(a)(2) of the Nasdaq Listing Rules. Our nominating and governance committee met once during our 2021 fiscal year.
In March 2022, the nominating and governance committee revised its charter to include within its responsibilities developing and overseeing an orientation program for new directors and a continuing education program for current directors, as well as requiring four meetings of the committee per year. Pursuant to its charter, our nominating and governance committee is responsible for, among other things:
•
identifying and screening candidates for the board, and recommending nominees for election as directors;

•
establishing procedures to exercise oversight of the evaluation of the board and management, including an annual self-assessment by all directors of the board and its standing committees;

•
developing and recommending to the board a set of corporate governance guidelines, as well as reviewing these guidelines and recommending any changes to the board;

•
developing and overseeing a Company orientation program for new directors and continuing education program for current directors, including annual training on information security among other matters, and periodically reviewing these programs and updating them as necessary;

•
reviewing the structure of the board’s committees and recommending to the board for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee;

•
developing and reviewing our code of conduct, evaluating management’s communication of the importance of our code of conduct, and monitoring compliance with our code of conduct;

•
reviewing and assessing the adequacy of the formal written charter on an annual basis; and

•
generally advising the board on corporate governance and related matters.

Risk Oversight
While our Company’s senior management has responsibility for the management of risk, the board of directors plays an important role in overseeing this function. The board regularly reviews our market and business risks during its meetings and, since its formation, each of its committees began overseeing risks associated with its respective area of responsibility. In particular, our audit committee oversees risk related to our accounting, tax, financial and public disclosure processes, as well as risks associated with our financial assets. It also oversees information security matters, including working with management to understand and assess the Company’s information security risk profile, incident response plans, and resources to respond to any incidents. Our compensation and talent committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company. Our nominating and governance committee seeks to minimize risks related to our governance structure by implementing sound corporate governance principles and practices. Each of our committees reports to the full board as appropriate on its efforts at risk oversight and on any matter that rises to the level of a material or enterprise level of risk.
Code of Conduct
We have adopted a code of conduct relating to the conduct of our business by all of our employees, officers, and directors (the “Code of Conduct”), as well as a code of ethics specifically for our principal executive officer and senior financial officers. Our Code of Conduct is designed to communicate our core values and the standards that govern our business and to help all associates and affiliates understand what our Company expects in terms of ethical and legal business conduct.
Our Code of Conduct specifically calls out our commitment to equal opportunity employment and having a safe workplace. The Code of Conduct was also amended to ensure our commitment to labor laws is distinct and the right to freedom of association and collective bargaining is understandable.
All associates, including management, participate in annual Code of Conduct training, during which they must attest that they will comply with the code.
We have also adopted a corporate communications policy for our employees and directors establishing guidelines for the disclosure of information related to our Company to the investing public, market analysts, brokers, dealers, investment advisors, the media, and any persons who are not our employees or directors. Additionally, we have adopted an insider trading policy to establish guidelines for our employees, officers, directors, and consultants regarding transactions in our securities and the disclosure of material nonpublic information related to our Company. As further described below under “Compensation Discussion and Analysis — Other Compensation Policies”, pursuant to our Insider Trading Policy, all officers and directors of the Company, all associates who participate in the Benefitfocus, Inc. Management Incentive Bonus Program (the “Management Incentive Bonus Program”), and all associates who are members of the Finance & Accounting Department, are prohibited from hedging or holding stock of the Company in margin accounts or pledging Company stock.
Each of these policies is posted under Corporate Governance in the Company — Investor Relations section of our website at www.benefitfocus.com.
Whistleblower Programs
Associates, suppliers and customers are all empowered, without fear of punishment, to raise questions or concerns about our operations and business practices and are expected to report behaviors that they believe violate our Code of Conduct. Various federal and state laws provide legal protection to certain types of whistleblowers. Additionally, we have a policy of non-retaliation. This helps foster an ethical workplace and a culture of integrity.
Potential violations of our Code of Conduct or other Company policies may be brought to the attention of human resources and/or legal department and are handled with confidentiality. This includes all potential violations reported anonymously by phone, email and in-person accounts. All allegations are investigated, and appropriate action is taken based on the findings. Issues involving a violation of regulation, law or our Code of Conduct may be reported to the board of directors’ audit committee. All associates, including management, participate in annual Reporting a Violation Training, during which they gain an understanding of the available Hotline, the process in which reports are dealt with and our policy prohibiting retaliation.
Communications with the Board of Directors
Stockholders who wish to communicate with members of the board of directors, including the independent directors individually or as a group, may send correspondence to them in care of our Corporate Secretary at our principal executive offices at 100 Benefitfocus Way, Charleston, South Carolina 29492. Such communication will be forwarded to the intended recipient(s). We currently do not intend to have our Corporate Secretary screen this correspondence, but we may change this policy if directed by the board due to the nature or volume of the correspondence.

PROPOSAL NO. 2 APPROVAL OF THE BENEFITFOCUS, INC. THIRD AMENDED AND RESTATED 2012 STOCK PLAN
In this Proposal No. 2, the Company is asking its stockholders to approve the Benefitfocus, Inc. Third Amended and Restated 2012 Stock Plan (the “Third Restated Plan”) to, among other things, reserve an additional 3,200,000 shares of its common stock for issuance thereunder. As of May 4, 2022, of the 12,729,525 shares of the Company’s common stock reserved for issuance under the current Benefitfocus, Inc. Second Amended and Restated 2012 Stock Plan, as amended (the “Second Restated Plan”), only 153,914 shares remained. The requested increase of 3,200,000 shares represents approximately 9% of the outstanding shares of the Company’s common stock as of May 4, 2022.
The following table sets forth certain information as of May 4, 2022 with respect to the Second Restated Plan and includes the one-time inducement equity grant made in accordance with Nasdaq Listing Rule 5635(c)(4) to Mr. Levin in connection with his appointment as our President and Chief Executive Officer (the “One-Time Inducement Grant”), as set forth in “2021 Executive Officer Compensation Arrangement with our President and Chief Executive Officer” on page 49 and “Additional Equity Awards Granted to Mr. Levin” on page 66:
Number of available shares in the Second Restated Plan	153,914 shares
Number of outstanding options and SARs under the Second Restated Plan	96,500 options
Number of outstanding RSUs and PRSUs	4,673,830 units
Weighted average exercise price of outstanding options and SARs	$12.04
Weighted average remaining term of outstanding options and SARS	<1 year
In addition, the Third Restated Plan provides that all stock rights issued thereunder also are subject to recoupment in accordance with any clawback policy adopted by our board of directors or the compensation and talent committee.
The full text of the Third Restated Plan is attached as Annex A to this Proxy Statement.
Why You Should Vote to Approve the Third Restated Plan
Approval of the Third Restated Plan is Crucial for the Company to Continue to Attract, Retain, and Motivate Top Talent
As a software-as-a-service, or SaaS, based company in the health care technology industry, and based on the broader talent trends of the “great resignation” and competing for talent in the hybrid of in-person and remote work environments, we are in a highly competitive market for talent. The board of directors believes that equity is a critical component in attracting and retaining key talent, linking incentive awards to Company performance, encouraging associate ownership in the Company, and aligning the interests of associates and directors with those of the Company’s stockholders. Without the ability to grant new and current associates and directors equity, the Company would be at a significant competitive disadvantage when competing for talent. The board believes that increasing the share reserve in the Third Restated Plan will support the Company’s balanced approach to associate compensation in particular, wherein the Company uses a mix of components, including equity awards, to facilitate management decisions that favor longer-term stability.
Equity Played a Pivotal Role in the Recent Significant Leadership Transition
As part of repositioning and strengthening our business to put ourselves back on a long-term growth trajectory, we have put in place a new leadership team. This includes key roles such as a new President and Chief Executive Officer and other top industry leaders in sales, product development, engineering, marketing, and customer delivery. Equity, including performance-based awards, has and continues to play a pivotal role in attracting, retaining, and incentivizing these individuals. This leadership transition and volatility in our stock price, particularly in the past two years, including due to the overall market decline caused by the ongoing economic impact and uncertainty from the coronavirus pandemic and overall geopolitical instability, resulted in a higher-than-normal use of equity in fiscal years 2021 and 2020. We believe the leadership transitions and increased use of equity in recent years were essential in attracting, retaining, and motivating key talent to advance the Company and help create long-term stockholder value.
These factors and the resulting shift to an increased emphasis on performance-based equity largely drove our gross burn rate from approximately 3.80% in fiscal 2019 to approximately 9.57% in fiscal 2021 and our net burn rate from approximately 2.00% in fiscal 2019 to approximately 6.78% in fiscal 2021, as set forth below.
The below burn rate calculations also include the One-Time Inducement Grant to Mr. Levin, which represents an aggregate of 355,466 PRSUs and RSUs granted in 2021. Excluding the impact of the One-Time Inducement Grant to Mr. Levin, we would have had a gross burn rate of 8.50% and net burn rate of 6.03%. The Company did not grant any options or SARs in the past three fiscal years.
Gross Burn Rate(1)
Fiscal Year	PRSUs and RSUs	Weighted Average Common Shares Outstanding	Burn Rate
2021	3,167,090	33,092,896	9.57%
2020	2,361,447	32,318,201	7.31%
2019	1,237,616	32,539,748	3.80%
		Three-year Average	6.89%
Net Burn Rate(2)
Fiscal Year	PRSUs and RSUs	Weighted Average Common Shares Outstanding	Burn Rate
2021	2,245,248	33,092,896	6.78%
2020	1,787,470	32,318,201	5.53%
2019	651,472	32,539,748	2.00%
		Three-year Average	4.77%

(1)
Gross Burn Rate counts performance restricted stock units (“PRSUs”) and restricted stock units (“RSUs”) when granted.

(2)
Net Burn Rate counts PRSUs when earned. Cancelled and forfeited PRSUs and RSUs are excluded.

Current Reserves under the Second Restated Plan will not Last until the 2023 Annual Meeting
As set forth above, only 153,914 shares remained under the Second Amended Plan as of May 4, 2022. If the Third Restated Plan is not approved, the board of directors believes that the remaining shares of common stock reserved for issuance under the Second Restated Plan will be insufficient to accomplish its purposes. As a result, the Company may need to use other forms of compensation, such as cash compensation, to attract, retain and motivate its associates and directors. This potential increased use of cash may negatively impact stockholders as it would reduce the cash that may be reinvested into the business and limit our ability to attract and retain key talent during this critical period of Company transformation.
The Requested Share Increase in the Third Restated Plan is Appropriate Based on our Projected Needs
Based on current projections, if approved, the board of directors believes the shares under the Third Amended Plan could last the Company for approximately two years. This estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time, our historical forfeiture rates and the anticipated use of stock awards as an incentive and retention tool. The burn rates for 2021, as outlined above, are higher than historical trends as a result of both the One-Time Inducement Grant, as well as our stock price performance for the recent period. The Company believes its request of stockholders to approve the Third Restated Plan and the increased share reserve thereunder balances the importance of providing stockholders with an opportunity to vote on such increases while also reducing administrative costs of requesting similar approvals on an annual basis. The total number of shares available for grant under the Third Restated Plan, if approved plus current available shares of 3,353,914, also represents a decrease relative to the requested increase in the Second Restated Plan plus available shares of 5,191,122 at the 2020 annual meeting of stockholders.
The Company does not as a matter of course make forecasts, public or otherwise, as to its grants of equity awards due to the unpredictability of the underlying assumptions and related projections, including the Company’s actual share price at the time of the applicable grant. The information above is not, and should not, be regarded as an indication of actual future outcomes and should not be relied upon as such. Neither the Company nor any other person makes any representation regarding potential or actual outcomes compared to the information set forth above.
The Third Restated Plan Incorporates Many Current Best Practices
The board of directors recommends that our stockholders approve the Third Restated Plan because it believes the plan promotes the interests of the Company’s stockholders by ensuring that the Company can utilize equity-based awards effectively to attract, retain and motivate key talent and align their interests with those of our stockholders.
Highlights of the Third Restated Plan that are consistent with good corporate governance practices include, but are not limited to:
•
there is no “evergreen” feature that automatically replenishes the shares authorized for issuance under the Third Restated Plan without stockholder approval;

•
the Third Restated Plan does not provide for “liberal share recycling”;

•
the Third Restated Plan does not permit the repricing of options or stock appreciation rights without stockholder approval;

•
no discounted stock options or stock appreciation rights;

•
the Third Restated Plan includes a limit on the number of shares that may be granted to any employee during a calendar year;

•
the Third Restated Plan contains a minimum vesting period of at least twelve months from the date of the applicable grant;

•
stock awards under the Third Restated Plan are subject to recoupment under the Company’s comprehensive clawback policy; and

•
if awards granted under the Third Restated Plan are assumed by a successor entity in connection with a change of control of the Company, the awards will not automatically vest and pay out upon the change of control.

As of May 4, 2022, approximately 132 employees and seven non-employee directors were eligible to participate in the Second Restated Plan. The closing price of the Company’s common stock on the Nasdaq Global Market on May 4, 2022 was $10.41.
Required Vote
Provided there is a quorum for the meeting, approval of the Third Restated Plan requires the affirmative vote of a majority of the shares represented at the meeting which are entitled to vote on the proposal. Abstentions will have the same effect as a vote against this Proposal No. 2. Under applicable Nasdaq Listing Rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of this Proposal No. 2.
See“Questions and Answers Regarding Voting Procedures and Other Information — How will the Cooperation Agreement impact voting?” for additional information on our voting arrangement with Indaba.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE THIRD RESTATED PLAN
Summary of the Third Restated Plan
The following summary of the Third Restated Plan describes some, but not all, of the essential provisions of the Third Restated Plan. The full text of the Third Restated Plan, which the board of directors approved on May 2, 2022, is attached as Annex A to this Proxy Statement.
Our board of directors adopted the Benefitfocus, Inc. 2012 Stock Plan on January 31, 2012 (the “2012 Plan”) and our stockholders approved it on November 8, 2012. Our board and stockholders approved an amendment to the 2012 Plan on August 26 and September 13, 2013, respectively, and a second amendment thereto on April 7 and June 7, 2014, respectively. The Benefitfocus, Inc. Amended and Restated 2012 Stock Plan was approved by our board on March 23, 2017 and our stockholders approved it on June 2, 2017. The Second Restated Plan was approved by our board on April 12, 2019 and our stockholders approved it on May 31, 2019. Our board approved an amendment to the Second Restated Plan on April 13, 2020 and our stockholders approved it on June 11, 2020. Our board approved the Third Restated Plan on May 2, 2022.
The Third Restated Plan is substantially the same as Second Restated Plan that was approved by our stockholders in 2019, except for the increase in the number of shares reserved for issuance under the Third Restated Plan and the addition of a clawback feature, discussed below.
The Third Restated Plan provides for the grant of various stock rights to employees, consultants, and non-employee directors of our Company. Incentive stock options may be granted only to employees of our Company, or our parent company (if any) and any of our subsidiaries. All other stock rights under the Third Restated Plan may be granted to employees (including officers and employee directors), consultants and non-employee directors.
Share Reserve and Limitations.   Provided that this Proposal No. 2 is approved, the aggregate number of shares of our common stock reserved for issuance pursuant to the Third Restated Plan is 15,929,525, less any shares issued or subject to outstanding options under the Amended and Restated 2000 Stock Option Plan (the “2000 Plan”) subject to adjustment as provided in the Third Restated Plan. To the extent we are subject to Section 162(m) of the Code, no employee will be eligible to be granted stock rights under the Third Restated Plan covering more than 1,000,000 shares of our common stock during any calendar year.
If any award granted under the Third Restated Plan expires or terminates for any reason prior to its full exercise, or if we reacquire any shares issued pursuant to awards, then the shares subject to such award or any shares so reacquired by us will again be available for grants of awards under the Third Restated Plan. Shares of our common stock which are withheld to pay the exercise price of an award or any related withholding obligations will not be available for issuance under the Third Restated Plan.
Administration.   The Third Restated Plan provides for administration by our board of directors or a committee of the board. The board may increase the size of the committee and appoint additional members, remove members of the committee and appoint new members, fill vacancies on the committee, or remove all members of the committee and directly administer the Third Restated Plan. Our compensation and talent committee will administer the Third Restated Plan. Subject to the restrictions of the Third Restated Plan the compensation and talent committee will determine to whom we grant incentive awards under the Third Restated Plan the terms of the award, including the exercise or purchase price, the number of shares subject to the award and the exercisability of the award. All questions of interpretation will be determined by the committee, and its decisions will be final and binding upon all participants, unless otherwise determined by the board.
Stock Bonuses and Purchase Rights.   The Third Restated Plan provides for shares of common stock to be awarded or sold under terms determined by the compensation and talent committee to participants as an incentive for the performance of past or future services to us. Stock bonuses include PRSUs, which only vest upon attainment of performance goals established by the compensation and talent committee for a specified performance period, restricted stock and RSUs, which generally vest equally over a period determined by the compensation and talent committee, subject to the grantee’s continued employment or service with us. We expect that all our RSUs will be settled in shares of our common stock.
Stock Options.   The Third Restated Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Code, solely to employees, and for the grant of non-statutory stock options to employees, consultants and non-employee directors.
The compensation and talent committee determines the exercise price of options granted under the Third Restated Plan on the date of grant, and the exercise price must be at least 100% of the fair market value per share at the time of grant; provided that the exercise price of any incentive stock option granted to an employee who owns stock possessing more than 10% of the voting power of our outstanding capital stock must equal at least 110% of the fair market value of the common stock on the date of grant. To the extent that the aggregate fair market value of common stock (determined as of the date of the option grant) for which incentive stock options are for the first time exercisable by any individual in any calendar year exceeds $100,000, such options will be treated as non-statutory options.
Options granted to employees, directors, and consultants under the Third Restated Plan generally become exercisable in increments, based on the optionee’s continued employment or service with us. The term of a stock option granted pursuant to the Third Restated Plan may not exceed 10 years, except that incentive stock options granted to an employee who owns stock possessing more than 10% of the voting power of our outstanding capital stock will not be exercisable for longer than five years after the date of grant.
Stock Appreciation Rights.   The Third Restated Plan provides for the grant of SARs pursuant to an SAR agreement adopted by the compensation and talent committee. An SAR may be granted in connection with a stock option or alone, without reference to any related stock option. The committee will determine the exercise price of an SAR on the date of grant, and the exercise price may not be less than 100% of the fair market value of a share of our common stock on the date of grant.
The holder of an SAR will have the right to receive, in cash or common stock, all or a portion of the difference between the fair market value of a share of our common stock at the time of exercise of the SAR and the exercise price of the SAR established by the compensation and talent committee, subject to such terms and conditions set forth in the SAR agreement.
Means of Exercising Stock Options.   The exercise price of stock options is payable in cash or by check, or at the discretion of the compensation and talent committee, as follows: (a) by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at a market rate that is no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (b) through the surrender of shares of our common stock then issuable upon exercise of the award having a fair market value on the date of exercise equal to the aggregate exercise price of the award and/or any related withholding tax obligations, (c) through the delivery of already-owned shares of our common stock having a fair market value on the date of exercise equal to the aggregate exercise price of the award and/or any related withholding tax obligations, (d) delivery of a notice that the grantee has placed a market sell order with a broker with respect to shares of our common stock then issuable upon exercise of the award and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the award exercise price, provided that payment of such proceeds is then made to us upon settlement of the sale, or (e) by any combination of the foregoing, or such other consideration and method of payment for the issuance of shares to the extent permitted by applicable law or the Third Restated Plan.
Minimum Vesting Period.    All equity awards will vest at least twelve months from the applicable date of grant such that no portion of any such equity award will vest or become exercisable prior the first anniversary of the date of grant of the equity award. Notwithstanding this minimum vesting requirement, the board and/or compensation and talent committee retain discretionary authority to accelerate the vesting of equity awards under the Third Restated Plan.
Dividends.   No dividend or dividend equivalent will be paid on any unvested equity award, although the board or compensation and talent committee may provide in an award agreement that dividends with respect to unvested portions of equity awards may accrue and be paid when and if the awards vest and shares are actually issued to the grantee.

Termination of Employment or Affiliation.   The Third Restated Plan provides that if a grantee’s Continuous Service (as defined in the Third Restated Plan) ends for any other reason than by reason of death or disability, the grantee may (subject to the instrument granting such stock right) exercise any stock right held by him or her to the extent such stock right could have been exercised on the date of termination until the stock right’s specified expiration date. In the event the grantee exercises any incentive stock option after the date that is three months following the date of termination, such incentive stock option will be converted into a non-statutory stock option.
Death or Disability.   The Third Restated Plan provides that if a grantee’s Continuous Service ends by reason of death, or if a grantee dies within three months of the date his or her Continuous Service ends, then the grantee’s estate, personal representative or beneficiary who acquired the stock right by will or by the laws of descent and distribution may exercise that stock right for shares of our common stock, to the extent the stock right could have been exercised on the date of the grantee’s death. Unless otherwise specified in the instrument granting the stock right, the acquirer of the stock right may exercise the stock right within one year of the date of the grantee’s termination or before the stock right’s specified expiration date, whichever is earlier. In the event the acquirer of the stock right exercises any incentive stock option after the date that is one year following the date of termination, such incentive stock option will be converted into a non-statutory stock option.
The Third Restated Plan provides that if a grantee’s Continuous Service ends by reason of disability, he or she will have the right to exercise any stock right held by him or her on the date of termination to the extent the stock right could have been exercised on the date of the grantee’s termination. Unless otherwise provided by the instrument granting the stock right, the grantee may exercise such stock right within one year of the date of termination or before the stock right’s specified expiration date, whichever is earlier.
Clawback.   All stock rights issued under the Third Restated Plan are subject to recoupment in accordance with any clawback policy adopted by our board of directors or the compensation and talent committee. On March 30, 2022, our board of directors adopted a clawback policy that requires recoupment of incentive compensation (including stock rights) that is granted, earned, or vested based wholly or in part on the attainment of a financial reporting measures in the event that the Company is required to prepare an accounting restatement of our financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws. This clawback policy applies to our current and former executive officers, as determined by the board in accordance with Section 10D of the Exchange Act and the Nasdaq Listing Rules. The board may, in its discretion, include other senior employees of the Company under this clawback policy. The board may amend the clawback policy in its discretion, including as necessary to comply with final regulations adopted by the U.S Securities and Exchange Commission under Section 10D of the Exchange Act and to comply with any rules or standards adopted by Nasdaq.
Transferability.   Except for transfers made by will or the laws of descent and distribution in the event of the holder’s death, no stock right may be transferred, pledged or assigned by the holder of the stock right. During a grantee’s lifetime, an incentive stock option may be exercised only by such grantee. Non-statutory stock options, SARs, or other awards may be transferred, pledged or assigned by the holder thereof to “family members” (as defined in the Third Restated Plan), or by will or the laws of descent and distribution in the event of the holder’s death. We are not required to recognize any attempted assignment of such rights by any participant that is not in compliance with the Third Restated Plan.
Changes in Capitalization.   In the event of a change in the number of shares of our common stock through a combination or subdivision, or if we issue shares of common stock as a stock dividend, then the number of shares of common stock available for issuance under the Third Restated Plan will be appropriately adjusted, the number of shares deliverable upon the exercise of outstanding stock rights will be increased or decreased proportionately, and appropriate adjustments will be made in the purchase price per share to reflect such subdivision, combination, or stock dividend.
Corporate Transactions.   The Third Restated Plan provides that in the event of our consolidation or merger with or into another corporation or a sale of all or substantially all of our assets, which we refer to as an “acquisition”, whereby the acquiring entity or our successor does not agree to assume the incentive awards or replace them with substantially equivalent incentive awards, then unless otherwise provided by our board of directors, all outstanding options, stock bonuses, SARs, or other stock rights will vest and will become immediately exercisable in full and, if not exercised on the date of the acquisition, will terminate on such date regardless of whether the participant to whom such stock rights have been granted remains in our employ or service or in the employ or service of any acquiring or successor entity. In the event of an acquisition in which the acquiring entity agrees to assume the incentive awards, and, 60 days prior to the acquisition or 180 days after the acquisition, the holder of an award is terminated as an employee or consultant other than for cause or the holder terminates his or her employment for good reason, then upon such termination any incentive award held by the holder will vest and will become immediately exercisable in full.
In the event of the proposed dissolution or liquidation of our Company, each stock right will terminate immediately prior to the consummation of the proposed action, or at such other time and subject to such other conditions as determined by the compensation and talent committee.
Termination or Amendment.   Our board of directors may terminate, amend or modify the Third Restated Plan at any time before its expiration, which is May 2, 2032. However, stockholder approval is required to increase the total number of shares that may be issued under the Third Restated Plan change the provisions regarding the persons eligible to receive incentive stock options under the plan, change the provisions regarding the exercise price at which shares may be offered pursuant to incentive stock options under the Third Restated Plan amend any outstanding award to reduce its exercise price per share or cancel and regrant an award with a lower exercise price per share than the original price per share of the cancelled award, and to extend the expiration date of the Third Restated Plan.
Appendix A.   Appendix A of the Third Restated Plan establishes procedures for our Company to grant restricted stock and RSUs. It requires the compensation and talent committee to grant and administer awards of restricted stock and RSUs; except that awards granted pursuant to written binding contracts in effect on November 2, 2017 and intended to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code (as in effect prior to the enactment of the significant tax law commonly known as the “Tax Cuts and Jobs Act”) will be administered by the restricted stock interests committee. The restricted stock interests committee is currently the compensation and talent committee, which currently consists entirely of outside directors within the meaning of Section 162(m) of the Code (as in effect prior to the enactment of the Tax Cuts and Jobs Act). In any event, the restricted stock interests committee shall consist of at least two outside directors of the Company who are also members of the compensation and talent committee.
Performance-based restricted stock and RSUs, in addition to meeting the regular requirements of the Third Restated Plan for the grant of stock bonuses, including a maximum grant per employee of 1,000,000 shares of common stock per Performance Period (a period measured by the fiscal year or years), will be structured so that they will vest only upon attainment of performance goals established by the compensation and talent committee for a specified Performance Period. The compensation and talent committee will establish the performance goals within 90 days of the beginning of the applicable Performance Period. The performance goals will be based upon one or more objectively determinable business measures, which may be applied with respect to our Company, any business unit, or, if applicable, any covered employee, and may be measured on absolute terms or relative to a peer-group or other market measure basis.
The business measures that may be used to establish the performance goals are limited to one or more of the following:
•
corporate operating profit;

•
business unit operating profit;

•
revenue;

•
net revenue;

•
new business authorizations;

•
backlog;

•
customer cancellation rate;

•
total shareholder return;

•
stock price increase;

•
return on equity;

•
return on capital;

•
earnings per share;

•
gross profit;

•
adjusted gross profit (profit before depreciation and amortization expense, as well as stock-based compensation expense);

•
EBIT, or earnings before interest and taxes;

•
EBITDA, or earnings before interest, taxes, depreciation and amortization;

•
adjusted EBITDA, or earnings before net interest and other expenses, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill;

•
ongoing earnings;

•
cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital);

•
EVA, or economic value added;

•
economic profit, or net operating profit after tax, less a cost of capital charge;

•
SVA, or shareholder value added;

•
net income;

•
net loss (maximum);

•
operating income;

•
pre-tax profit margin;

•
performance against business plan;

•
customer service;

•
corporate governance quotient or rating;

•
market share;

•
employee satisfaction;

•
safety;

•
employee engagement;

•
supplier diversity;

•
workforce diversity;

•
operating margins;

•
credit rating;

•
dividend payments;

•
expenses;

•
retained earnings;

•
completion of acquisitions, divestitures and corporate restructurings;

•
construction projects;

•
new technology, service or product development;

•
environmental efforts; and

•
individual goals based on objective business criteria underlying the goals listed above and which pertain to individual effort as to achievement of those goals or to one or more business criteria in the areas of litigation, human resources, information services, production, support services, facility development, government relations, market share or management.

Following the applicable Performance Period and after receiving the financial and other necessary data for the applicable Performance Period, the compensation and talent committee will determine whether and to what extent the performance goals for the performance-based restricted stock or PRSU award have been met. If the performance goals are entirely or partially met, the compensation and talent committee will determine, based entirely upon the objectively determined achievement of the performance goals, the number of performance-based shares of restricted stock or RSUs of the award that are vested. The compensation and talent committee, in its sole discretion, may decrease, but may not increase, the number of shares of restricted stock and RSUs that are vested. In the case of RSUs, our Company will then issue the participant shares of our common stock equal to the number of vested PRSUs at the determination date. However, a condition for payment is that the participant be in the Continuous Service of our Company at the payment date, although that condition may be waived by the restricted stock interests committee in its discretion.
Summary of Federal Income Tax Consequences Relating to the Third Restated Plan
The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the Third Restated Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. Participants should, therefore, consult their own tax advisors with respect to such matters.
Stock Awards.   A grantee of restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The determination date is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (i) the date on which the shares become transferable, (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture, or (iii) the date the shares are acquired if the participant makes a timely election under Code Section 83(b). If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the grantee may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service, or IRS, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to the Company pursuant to a forfeiture provision, a grantee’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Code Section 83(b) election. We generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the grantee.
Restricted Stock Units and Performance Restricted Stock Units.   No taxable income is recognized upon receipt of RSUs or PRSUs. In general, the grantee will recognize ordinary income in the year in which the RSUs or PRSUs vest and the RSUs or PRSUs are settled in an amount equal to the fair market value of any shares of our common stock received. If the grantee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from RSUs or PRSUs is recognized by the grantee.
Incentive Stock Options.   A grantee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.
If a grantee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.
If a grantee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the grantee recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.
The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the grantee’s alternative minimum taxable income for the year of exercise and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.
Nonstatutory Stock Options.   Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A grantee generally recognizes no taxable income as the result of the grant of such an option so long as (i) the exercise price is no less than the fair market value of the stock on the date of grant, and (ii) the option (and not the underlying stock) at such time does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Upon exercise of a nonstatutory stock option, the grantee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares purchased. If the grantee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Generally, we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.
Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.
Stock Appreciation Rights.   A grantee recognizes no taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the grantee will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the grantee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally will be entitled to a deduction equal to the amount of ordinary income recognized by the grantee in connection with the exercise of the SAR (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation).

Potential Limitation on Deductions.   Section 162(m) of the Code limits our ability to deduct certain compensation in excess of $1 million paid to certain executive officers, referred to as “covered employees”. For purposes of Section 162(m), the term “covered employee” generally includes our chief executive officer, our chief financial officer, and our three other most highly compensated officers, and any individual who was a covered employee for any taxable year beginning after December 31, 2016. Compensation attributable to awards under the Third Restated Plan either on its own or when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.
Prior to the effectiveness of the Tax Cuts and Jobs Act, the limitation on deductibility pursuant to Section 162(m) did not apply to compensation that qualified under applicable regulations as “performance-based compensation”. Under the Tax Cuts and Jobs Act, the performance-based compensation exception to Section 162(m) was repealed, effective for tax years beginning on or after December 31, 2017. Accordingly, commencing with our fiscal year ending December 31, 2018, compensation to our covered employees in excess of $1 million will generally not be deductible.
Notwithstanding this change in the law, awards granted to covered employees pursuant to written binding contracts in effect on November 2, 2017 and which qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code (as in effect prior to the enactment of the Tax Cuts and Jobs Act), are intended to continue to qualify for the performance-based compensation exemption under Section 162(m) so long as the awards are not materially modified on or after that date, thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. Because of the technical nature of the application and interpretation of Section 162(m) and the regulations and guidance issued thereunder, there is no assurance that any compensation granted in the past that was intended to satisfy the requirements for deductibility under Section 162(m) will ultimately be deductible.

Equity Incentive Plans
Our equity compensation plans consist of the Benefitfocus, Inc. 2016 Employee Stock Purchase Plan and the Second Restated Plan which were each approved by our stockholders.
The following table sets forth the indicated information as of December 31, 2021 and May 4, 2022 with respect to our equity compensation plans and inducement awards:
	As of December 31, 2021			As of May 4, 2022
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders
2016 Employee Stock Purchase Plan	—	—	85,455	—	—	85,455
Second Amended and Restated 2012 Stock Plan, as amended	3,060,665	$0.38	2,050,954	4,414,864	$0.26	153,914
Equity compensation plans not approved by security holders
Inducement Awards(1)	355,466(2)	—	—	355,466(2)	—	—
Total	3,416,131	$0.34	2,136,409	4,770,330	$0.24	239,369

(1)
The One-Time Inducement Grant was approved by our independent directors and was made as an inducement material to our President and Chief Executive Officer entering into employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

(2)
248,826 RSUs will vest in four equal annual installments beginning on the first anniversary the President and Chief Executive Officer’s start date, May 10, 2021. 106,640 PRSUs will vest in a single installment if the Company’s closing stock price is at least $23.00 for a period of 20 consecutive trading days occurring after the second anniversary of the start date and prior to the fifth anniversary of the start date, subject to a minimum service requirement of three years by the President and Chief Executive Officer.

PROPOSAL NO. 3 ADVISORY (NONBINDING) VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Our board of directors recognizes the interest our stockholders have expressed in how we compensate our named executive officers. At the 2019 annual meeting of stockholders, in accordance with our board’s recommendation, our stockholders endorsed holding an annual, nonbinding stockholder advisory (“Say-on-Pay”) vote on the compensation of our named executive officers. As part of its commitment to our stockholders, our board is submitting a Say-on-Pay proposal for stockholder consideration again this year. The Say-on-Pay proposal is designed to give our stockholders the opportunity to endorse or not endorse our Company’s executive compensation program through the following resolution:
“Resolved, that the stockholders approve, on an advisory (nonbinding) basis, the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table for fiscal year 2021, and other related tables and disclosures)”.
When you cast your vote, we urge you to consider the description of our executive compensation program contained in the Compensation Discussion and Analysis and the accompanying tables and narrative disclosures.
Required Vote
Provided there is a quorum for the meeting, approval of the advisory (nonbinding) resolution on the compensation of our named executive officers requires the affirmative vote of a majority of the shares represented at the meeting which are entitled to vote on the proposal. Abstentions will have the same effect as a vote against this Proposal No. 3. Under applicable stock exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters, such as this Proposal No. 3, without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of this Proposal No. 3.
Because your vote is advisory, it will not be binding upon our board of directors, overrule any decision by our board, or create or imply any additional fiduciary duties on our board or any member of our board. However, our board and our compensation and talent committee will take into account the outcome of the vote when considering future executive compensation arrangements.
See “Questions and Answers Regarding Voting Procedures and Other Information — How will the Cooperation Agreement impact voting?” for additional information on our voting arrangement with Indaba.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE SAY-ON-PAY PROPOSAL FOR OUR NAMED EXECUTIVE OFFICER

PROPOSAL NO. 4 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee, pursuant to its charter, has appointed Ernst & Young LLP, or EY, as the Company’s independent registered public accounting firm and as auditors of the Company’s consolidated financial statements for the year ending December 31, 2022.
While our audit committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, our audit committee and our board of directors are requesting that our stockholders ratify the appointment of EY as our independent registered public accounting firm. Our audit committee is not required to take any action as a result of the outcome of the vote on this Proposal No. 4. If the appointment of EY is not ratified by a majority of the votes represented at the meeting, our audit committee will consider the appointment of other independent registered public accounting firms for subsequent fiscal years. Even if the appointment is ratified, the audit committee may change the appointment at any time if it determines that the change would be in the best interests of the Company or our stockholders.
EY has audited our financial statements annually since 2008. A representative of EY is expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions. EY has advised us that it does not have, and has not had, any direct or indirect financial interest in our Company or its subsidiaries that impairs its independence under SEC rules.
Required Vote
Provided there is a quorum for the meeting, ratification of the appointment of EY as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares represented at the meeting which are entitled to vote on the proposal. Abstentions will have the same effect as a vote against this Proposal No. 4. Since the ratification of the selection of a registered public accounting firm is considered a “routine” matter on which brokers may vote without specific instructions from the customer, no broker non-votes are expected in connection with this Proposal No. 4.
See “Questions and Answers Regarding Voting Procedures and Other Information — How will the Cooperation Agreement impact voting?” for additional information on our voting arrangement with Indaba.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” RATIFYING THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
DECEMBER 31, 2022.

AUDIT COMMITTEE REPORT
Our audit committee has (1) reviewed and discussed with management the audited financial statements for the year ended December 31, 2021, (2) discussed with EY, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and (3) received the written disclosures and the letter from EY concerning applicable requirements of the PCAOB regarding EY’s communications with the audit committee concerning independence, and has discussed with EY its independence. Based upon these discussions and reviews, our audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2021, which is filed with the SEC.
Our audit committee is currently composed of the following three directors: Messrs. Park (Chair) and Wilson and Ms. Rushing. Mr. Pelzer served on our audit committee until he stepped down in April 2022. Mr. Dennerline served on our audit committee until he stepped down in August 2021. Ms. White served on our audit committee until she stepped down in March 2021. Each of Messrs. Park and Wilson and Ms. Rushing are, and Messrs. Dennerline and Pelzer and Ms. White during their respective service on the audit committee were, independent directors as defined in Rules 5605(a)(2) and 5605(c)(2) of the Nasdaq Listing Rules and Section 10A-3 of the Exchange Act. The board of directors has determined that Mr. Park is a “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC. Our audit committee operates under a written charter adopted by the board, a copy of which is available under Corporate Governance in the Company — Investor Relations section of our website at www.benefitfocus.com.
EY has served as our independent registered public accounting firm since 2008 and audited our consolidated financial statements for the years ended December 31, 2006 through December 31, 2021.
Summary of Fees
Our audit committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under this policy, each year, at the time it engages an independent registered public accounting firm, our audit committee pre-approves the engagement terms and fees and may also pre-approve detailed types of audit-related and permitted tax services, subject to certain dollar limits, to be performed during the year. All other permitted non-audit services are required to be pre-approved by our audit committee on an engagement-by-engagement basis.
The following table summarizes the aggregate fees billed for professional services rendered to us by EY in 2020 and 2021. A description of these various fees and services follows the table.
	2020	2021
Audit Fees	$1,658,714	$1,720,682
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Audit Fees
The aggregate fees billed to us by EY in connection with the annual audit of our financial statements, for the review of our financial statements included in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and for other services normally provided in connection with statutory and regulatory filings, were $1,658,714 and $1,720,682 for the years ended December 31, 2020 and 2021, respectively.
Audit-Related Fees
No audit-related fees were billed to us by EY for the years ended December 31, 2020 or 2021.

Tax Fees
No tax fees were billed to us by EY for the years ended December 31, 2020 or 2021.
All Other Fees
No other fees were billed to us by EY for the years ended December 31, 2020 or 2021.
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
John J. Park (Chair) (member of the audit committee since August 2021)
Coretha M. Rushing (member of the audit committee since March 2021)
J. Bradley Wilson (member of the audit committee since April 2022)
Douglas A. Dennerline (member of the audit committee until August 2021)
Francis J. Pelzer V (Chair and member of the audit committee until April 2022)
May 9, 2022

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 4, 2022 unless otherwise noted below for the following:
•
each person or entity known to own beneficially more than 5% of our outstanding common stock as of the date indicated in the corresponding footnote;

•
each of the named executive officers named in the 2021 Summary Compensation Table;

•
each director; and

•
all current directors and executive officers as a group.

Applicable percentage ownership is based on 33,945,551 shares of our common stock outstanding as of May 4, 2022, unless otherwise noted below. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options currently exercisable, or exercisable within 60 days after May 4, 2022, and restricted stock units (“RSUs”) vesting within 60 days after May 4, 2022, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed stockholder is c/o Benefitfocus, Inc., 100 Benefitfocus Way, Charleston, South Carolina 29492.
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficially Owned
A. Lanham Napier(1)	5,370,781	13.67%
Stephen M. Swad(2)	242,173	*
Matthew Levin(3)	113,347	*
Douglas A. Dennerline(4)	49,705	*
Alpana Wegner	43,999	*
Coretha M. Rushing(5)	10,786	*
J. Bradley Wilson(6)	6,076	*
John Park(7)	5,125	*
Alexander Lerner	—	*
Zeynep Young	—	*
All current directors and executive officers as a group (10 individuals)	5,841,992	14.86%
5% or Greater Stockholders:
BuildGroup Management, LLC(8)	5,333,334	13.58%
Indaba Capital Management, L.P.(9)	3,963,694	11.68%
Archon Capital Management LLC(10)	3,308,025	9.75%
Brown Brothers Harriman & Co.(11)	3,096,010	9.12%
Mason R. Holland, Jr.(12)	2,741,587	8.08%
The Vanguard Group, Inc.(13)	1,893,997	5.58%
Blackrock, Inc.(14)	1,880,409	5.54%

*
Less than 1%.

(1)
Includes 5,333,334 shares of common stock underlying 1,777,778 shares of the Company’s Series A convertible preferred stock held by BuildGroup LLC. Mr. Napier is the Chief Executive Officer and a member of the board of directors of BuildGroup LLC and is the Co-founder and Co-Chief Executive Officer and a member of the board of managers of its investment manager, BuildGroup Management, LLC and therefore, may be deemed to have pecuniary interest in the shares of common stock held by BuildGroup.

(2)
Includes 170,879 shares held by the Stephen M. Swad Revocable Living Trust.

(3)
Includes 83,536 shares held upon the vesting of RSUs exercisable within 60 days after May 4, 2022 and includes 29,812 shares held upon the vesting of PRSUs exercisable within 60 days after May 4, 2022.

(4)
Includes 12,778 shares held upon the vesting of RSUs exercisable within 60 days after May 4, 2022.

(5)
Includes 6,389 shares held upon the vesting of RSUs exercisable within 60 days after May 4, 2022.

(6)
Includes 6,076 shares held upon the vesting of RSUs exercisable within 60 days after May 4, 2022.

(7)
Includes 5,125 shares held upon the vesting of RSUs exercisable within 60 days after May 4, 2022.

(8)
Based solely on a Schedule 13D filed with the SEC on June 10, 2020 by BuildGroup Management, LLC. Includes 5,333,334 shares of common stock underlying 1,777,778 shares of the Company’s Series A convertible preferred stock. The address of BuildGroup Management, LLC is 3500 Jefferson Street, Suite 303, Austin, Texas 78731.

(9)
Based solely on a Schedule 13D/A filed with the SEC on April 5, 2022 by Indaba Capital Management, L.P. The address of Indaba Capital Management, L.P. is One Letterman Drive, Building D, Suite DM 700, San Francisco, California 94129.

(10)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2022 by Archon Capital Management (“Archon Capital”). The address of Archon Capital is 1100 19th Avenue E, Seattle, Washington 98112.

(11)
Based solely on a Schedule 13G/A filed with the SEC on February 2, 2022 by Brown Brothers Harriman & Co. (“Brown Brothers”). Includes 3,096,010 shares of common stock held by Brown Brothers as a bank. The address of Brown Brothers is 140 Broadway, New York, New York 10005.

(12)
Includes 2,649,099 shares held by the Holland Family Trust and five shares held by Mr. Holland as custodian for his minor son. Mr. Holland and his wife share voting and investment control over the shares held by the Holland Family Trust.

(13)
Based solely on a Schedule 13G/A filed with the SEC on February 9, 2022 by The Vanguard Group, Inc. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(14)
Based solely on a Schedule 13G/A filed with the SEC on February 7, 2022 by BlackRock, Inc. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

EXECUTIVE COMPENSATION
The following discussion and analysis of compensation arrangements of our named executive officers for 2021 should be read together with the compensation tables and related disclosures on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we may adopt in the future might differ materially from currently planned programs summarized in this discussion.
Compensation Committee Report
The compensation and talent committee of our board of directors has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management and, based on that review and discussion, the compensation and talent committee recommended to the board that the Compensation Discussion and Analysis be included in this Proxy Statement.
THE COMPENSATION AND TALENT COMMITTEE
OF THE BOARD OF DIRECTORS
Coretha M. Rushing (Chair)
Douglas A. Dennerline
J. Bradley Wilson
John J. Park (Chair of the compensation and talent committee until April 2022)
Francis J. Pelzer V (member of the compensation and talent
committee until April 2022)
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2021. It also provides an overview of our executive compensation philosophy, including our principal compensation policies and practices. Finally, it analyzes how and why the compensation and talent committee of our board of directors arrived at the specific compensation decisions for our named executive officers in 2021, and discusses the key factors that the compensation and talent committee considered in determining named executive officer compensation.
Our “named executive officers” for 2021 consist of the two individuals who served as our principal executive officer during 2021, our principal financial officer, and the only other person who served as an executive officer during 2021, but was not an executive officer on December 31, 2021. Our named executive officers for 2021 were:
•
Matthew Levin, who began service as our President and Chief Executive Officer (our “CEO”) in May 2021;

•
Stephen M. Swad, who served as our President and Chief Executive Officer until May 2021 (our “former CEO”);

•
Alpana Wegner, who began service as our Chief Financial Officer (our “CFO”) in August 2020; and

•
Mason R. Holland, Jr., who served as Executive Chairman of our board of directors until the 2021 annual meeting of stockholders (our “former Executive Chairman”).

Executive Summary
Who We Are
Benefitfocus is an industry-leading, cloud-based benefits administration technology company serving employers and health plans. We help organizations simplify the complexity of benefits administration while engaging people in the right healthcare and benefit programs for them and their families. We also deliver insights to employers, health plans and their advisors to help maximize returns on their healthcare investment; and our services help reduce administrative burden and costs for organizations.

Benefitfocus solutions are based on a multi-tenant architecture and have a user-friendly interface designed for people to access all of their benefits in one place. Our comprehensive one-to-many model supports a broad line-up of benefits including core medical benefit plans; ancillary benefits, such as, dental, life, disability insurance, mental health and financial wellness; and a full array of voluntary benefits. Our platform includes functionality designed to help consumers identify and evaluate benefit options available to them. As the number of employer benefits plans has increased, with each plan subject to many different business rules and requirements, demand for Benefitfocus solutions is growing.
Employers use our solutions to streamline benefits processes and control costs, keep up with challenging and ever-changing regulatory requirements, and offer a greater variety of benefit options to attract, retain and motivate employees. The Benefitfocus Platform enables our employer customers to manage complex benefits processes, from enrollment to ongoing administration engagement. It provides their employees with a highly intuitive and personalized user interface for selecting and managing all of their benefits via mobile or desktop device.
Health Plans, also known as health insurers, health insurance carriers or medical insurance carriers, use our solutions to more effectively market offerings to benefits-eligible employees, simplify billing, and improve the enrollment process. We also provide a large network of benefit provider data exchange connections, which facilitates the otherwise highly fragmented interaction among employees, employers, brokers and health plans.
Brokers use our platform to manage employer portfolios and individual clients. This includes delivering strategic, data-driven insights that improve their employer clients’ benefit experience while demonstrating greater value. In addition, brokers benefit from access to a larger set of relevant products and coverage for employers, which builds client goodwill and can often yield higher broker commissions and profits.
Since our initial public offering, we have described our target market as comprising two separate but related market segments — employers and health plans. Within the employer market segment, we sell our technology solutions on an annually recurring or multi-year subscription basis to large employers, which we define as those with more than 1,000 employees. Similarly, in our other market segment, we sell our solutions on a subscription basis to health plans, enabling us to expand our overall footprint in the benefits marketplace by aggregating many key constituents, including consumers, employers, and brokers. We believe our presence in both the employer and health plan market segments gives us a strong position at the center of the benefits ecosystem.
Our solution offering includes a robust voluntary benefit solution, known as Benefit Catalog. As the popularity of voluntary benefits has increased rapidly in the past few years, we designed a marketplace to provide brokers, carriers and employers with access to a best-in-class portfolio of benefit designs and options. This marketplace is designed to enable greater access to more benefit options so individual employees and consumers can design and select coverages that are most appropriate for their individual needs. Through this voluntary benefits solution, Benefitfocus delivers employee/consumer education and access, data-driven analysis and modeling tools and operational efficiencies. By driving additional value, Benefitfocus is able to collect carrier commissions and/or fees based on the volume of products and coverages purchased on our platform. Carrier agreements have terms of two to four years and are typically cancellable upon breach of contract or insolvency. Supplier contracts have terms of one year or less and are generally cancellable upon breach of contract, failure to cure, bankruptcy and termination for convenience.
Our hybrid software-as-a-service, or SaaS, and repeatable transaction-based model provides us visibility into our future operating results, which enhances our ability to manage our business. Our Company was founded in 2000, and we currently employ approximately 1,100 associates, or employees.
2021 Business and Financial Highlights
In 2021, we made important strides toward executing on our transformation strategy to return the Company to long-term, sustainable growth by strengthening our core, growing with intent and operating with efficiency. Our key 2021 business and financial highlights are below.

Business Highlights
✓
appointed Mr. Levin, a proven industry leader, as President and Chief Executive Officer to further advance the Company’s growth strategy;

✓
recruited and rebuilt the leadership team with additional top industry leaders in sales, product, engineering, marketing, and customer delivery, positioning us with the domain expertise to help drive our multi-year strategy forward with more energy, experience and confidence;

✓
delivered the strongest open enrollment season in the Company’s history, as evidenced by customer satisfaction score increasing to 95% this year, demonstrating the Company’s commitment to service excellence;

✓
improved implementations and testing processes to ensure a smooth customer experience by improving our open enrollment on-time starts to 99% for the employer business and 100% for the health plan business;

✓
improved operating margins to achieve greater scale in the business by automating and simplifying manual delivery processes enabling us to streamline our organizational structure, increase our sales and marketing productivity, as well as exit certain non-core offerings that were not profitable;

✓
closed the acquisition of Tango Health, expanding Benefitfocus’s Affordable Care Act (ACA) compliance and reporting capabilities for employers, which provides a path to revenue growth opportunities in the long term with both new and existing customers with a broader, best-in-class product offering;

✓
added COVID-19 vaccination tracking features to help employers comply with government mandates and refine return-to-work policies; and

✓
increased frequency of new product releases to monthly from quarterly to deliver customer value every month consistently throughout the year.

Financial Highlights
✓
adjusted EBITDA was $49.0 million, compared to $44.0 million for the full year 2020;

✓
GAAP net loss was ($32.2) million, compared to GAAP net loss of ($24.3) million for the full year 2020;

✓
cash generated from operating activities increased to $33.5 million, up from $27.7 million for the full year 2020;

✓
total revenue was $263.1 million, down 2% compared to the full year 2020;

✓
software services was $218.3 million, 2% higher compared to the full year 2020 (software services is comprised of subscription and platform revenue);

✓
subscription revenue was $178.8 million, a decrease of 1% compared to the full year 2020;

✓
platform revenue was $39.6 million, an increase of 13% compared to the full year 2020; and

✓
maintained software revenue retention of greater than 95% during the year.

A reconciliation of the GAAP and non-GAAP information referenced above, including an explanation of how we calculate the non-GAAP financial measures and a reconciliation of them to the applicable GAAP financial measures, is set forth in Annex B to this Proxy Statement.
Executive Compensation Results
Based on our overall operating environment and financial results, the compensation and talent committee took the following key actions with respect to the compensation of our named executive officers for 2021:

2021 Executive Officer Compensation Arrangement with our President and Chief Executive Officer
In connection with Mr. Levin’s appointment as our President and Chief Executive Officer, we entered into an employment agreement, dated April 29, 2021 (the “Levin Employment Agreement”). The compensation arrangements for Mr. Levin consist of participation in our current executive compensation program and the One-Time Inducement Grant, both of which are more fully described below.
In establishing Mr. Levin’s overall compensation, the compensation and talent committee generally considered:
•
the experience and skills that a qualified candidate would need to manage and grow the business in a dynamic and continually changing environment; and

•
the competitive market for similar positions at other comparable companies based on a review of relevant compensation data, balancing both competitive and internal equity considerations and input from our external compensation consultant, Compensia.

Among the key factors in determining the level and structure of Mr. Levin’s total compensation were:
•
Mr. Levin’s significant and relevant skills and industry credibility, relationships and experience;

•
Mr. Levin’s expected impact on the Company during a pivotal period in the Company’s transformation and return to growth;

•
alignment to the long-term retention of Mr. Levin;

•
ensuring Mr. Levin’s compensation was competitive, especially in the fiercely competitive talent market in which we operate;

•
target annual compensation for 2021, excluding the One-Time Inducement Grant, positioned Mr. Levin at the 35th percentile of the Company’s peer group; and

•
ensuring that the pay mix and structure of the long-term incentives provided to Mr. Levin were aligned to achieving the Company’s annual financial and operational goals in 2021 and the long-term interests of our stockholders with significant performance-based incentives.

One-Time Inducement Grant
Specific to determining the level and structure of Mr. Levin’s One-Time Inducement Grant, the compensation and talent committee also considered the following key factors:
•
the compensation that Mr. Levin would forfeit from his previous employer;

•
ensuring there was at least partial offset to the amount Mr. Levin forfeited in equity and annual cash bonus earned, which exceeded the amount of the One-Time Inducement Grant;

•
the compensation required to induce and incentivize him to join the Company; and

•
aligning the structure of the One-Time Inducement Grant to the long-term interests of our stockholders with significant performance-based incentives, including an award with vesting tied to material growth in Company value as discussed in section “Additional Equity Awards Granted to Mr. Levin”.

Realized compensation received by our President and Chief Executive Officer since joining the Company in 2021 is significantly below the total compensation set forth in the “2021 Summary Compensation Table” below. A significant portion of our compensation arrangement with Mr. Levin is “at risk”, with the majority of compensation comprised of long-term incentive awards. The 2021 Summary Compensation Table reflects the grant date fair value of long-term incentive awards. These amounts may, and often do, differ significantly from the amount actually realized by our executives with respect to long-term incentive awards in alignment with our pay-for-performance objectives.
The table below illustrates the difference between compensation actually realized by Mr. Levin and his pay set forth in the “2021 Summary Compensation Table” below. As shown in the table below, his realized compensation was approximately 81.9% less than the reported compensation for 2021.

	Salary	Stock awards	Non-equity incentive plan compensation	All other compensation	Total
Matthew Levin Realized Compensation(1)	$349,038	$828,967	$278,780	$5,966	$1,462,751
Matthew Levin Reported Compensation	$349,038	$7,464,355	$278,780	$5,966	$8,098,139
				Percentage Differential	81.9%

(1)
“Realized compensation” for this purpose includes amounts paid only for salary and annual cash bonus and the portion of the PRSUs granted in 2021 that were earned.

The Levin Employment Agreement was approved by our compensation and talent committee. For a summary of the material terms and conditions of the Levin Employment Agreement see “Employment Agreement with Matthew Levin” below.
Other 2021 Executive Officer Compensation Arrangements
In connection with Mr. Swad’s involuntary separation from our Company without cause as chief executive officer, we entered into an amendment, dated May 3, 2021, to his existing employment agreement, which was originally dated July 2, 2019 and amended on August 25, 2020 (the “Swad Separation Agreement”).
Mr. Holland served as our Executive Chairman of the Board until his separation without cause from our Company as a result of the Company’s elimination of the position of Executive Chairman, effective June 30, 2021. Following his separation from our Company, Mr. Holland received severance compensation pursuant to his January 19, 2007 employment agreement (the “Holland Agreement”).
The Swad Separation Agreement and Holland Agreement were approved by our compensation and talent committee. For a summary of the material terms and conditions of the Swad Separation Agreement and Holland Agreement, see “Other Employment Agreements” below.
Base Salaries
Approved annual base salaries for our continuing named executive officers in amounts ranging from $375,000 to $550,000. Approved annual base salary for Ms. Wegner in the amount of $375,000, effective on April 1, 2021. Mr. Levin was appointed our President and Chief Executive Officer, effective May 10, 2021, and his annual base salary was set at $550,000.
Management Annual Incentive Bonus Payments
Approved management annual incentive bonus payments for performance equal to 100% of their target annual incentive bonus opportunities for each of our named executive officers, including the following annual incentive bonus payments as set forth in the table below.
Name	Cash	Shares of Common Stock	Aggregate Value
Matthew Levin President, CEO and Director	$278,780	$275,000	$553,780
Alpana Wegner CFO	$142,558	$140,625	$283,183
Stephen M. Swad(1) Former CEO, Director	$180,573	$178,125	$358,698

(1)
These amounts reflect that Mr. Swad’s 2021 annual bonus was paid on a prorated basis of 75% to align to actual service time through September 2, 2021.

Mr. Holland served as our Executive Chairman of the Board until his separation from our Company, effective June 30, 2021 and he did not receive an annual incentive bonus payment for 2021. Following his separation from our Company, Mr. Holland is entitled to the severance compensation pursuant to his employment agreement, as described in “Employment Agreements with Mason R. Holland, Jr.” below, including a pro rata cash bonus in accordance with his employment agreement.
Long-Term Incentive Compensation
Granted long-term incentive compensation opportunities in the form of PRSUs that may be settled for shares of our common stock, and time-based RSUs that may be settled for shares of our common stock to our named executive officers, including PRSU awards and time-based RSU awards under our performance-based Management Incentive Bonus Program as set forth in the table below (under FASB ASC Topic 718):
Name	Aggregate Value at Target
Matthew Levin President, CEO and Director	$1,167,068
Alpana Wegner CFO	$692,941
Stephen M. Swad(1) Former CEO, Director	$1,287,342

(1)
These amounts do not reflect the pro-ration for Mr. Swad’s period of service through September 2, 2021.

Following Mr. Holland’s separation from our Company, his 2021 long-term incentive compensation was canceled, and he was instead entitled to the severance compensation pursuant to his employment agreement, as described in “Employment Agreements with Mason R. Holland, Jr.” below.
Pay-for-Performance
We believe our executive compensation program is reasonable, competitive, and appropriately balances the goals of attracting, motivating, rewarding, and retaining our executive officers with the goal of aligning their interests with those of our stockholders. To ensure this alignment and to motivate and reward individual initiative and effort, a substantial portion of our executive officers’ target annual total direct compensation opportunity is both performance-based and “at risk”.
We emphasize performance-based compensation that appropriately rewards our named executive officers through three separate compensation elements:
•
First, we provide the opportunity to participate in our Management Incentive Bonus Program, which provides for payments in both cash and equity if they produce short-term financial, operational, and strategic results that meet or exceed the objectives set forth in our annual operating plan.

•
Second, we grant PRSUs, which comprise at least one-half of each named executive officer’s long-term incentive compensation award, with the shares of our common stock subject to such awards to be earned over a one-year performance period based on our actual results as measured against pre-established target levels for a Rule of 40 goal and an annual recurring revenue subscription bookings growth goal for such period, and the earned shares, if any, vesting over a subsequent multi-year period.

•
Third, we grant time-based RSUs to our named executive officers, the value of which fluctuates with changes in our stock price performance thereby aligning pay outcomes to performance.

Rule of 40 is a measurement of business performance balanced between short- and long-term time horizons and determined by taking the sum of revenue growth rate plus adjusted EBITDA margin for a particular period. Annual recurring revenue subscription bookings growth is an indicator of future revenue growth. The Rule of 40 and annual recurring revenue subscription bookings growth are key indicators of growth and value creation for SaaS-based companies. These variable pay elements ensure that a substantial portion of our named executive officers’ target total direct compensation is contingent (rather than fixed) in nature, with the amounts ultimately payable subject to variability above or below target levels and commensurate with our actual performance.
We believe that this pay mix provides balanced incentives for our named executive officers to drive financial performance and long-term growth in a manner that achieves our long-term retention objectives. To ensure that we remain faithful to our compensation philosophy, the compensation and talent committee regularly evaluates the relationship between the reported values of the equity awards granted to our named executive officers, the amount of compensation realizable (and, ultimately, realized) from such awards in subsequent years, and our total stockholder return over this period.
Executive Compensation Policies and Practices
We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The compensation and talent committee regularly evaluates our executive compensation program to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:
What We Do
✓
Maintain an Independent Compensation and Talent Committee.   The compensation and talent committee consists solely of independent directors who establish our compensation policies and practices.

✓
Retain an Independent Compensation Advisor.   The compensation and talent committee engaged its own compensation consultant in 2021 to provide information, analysis, and other advice on executive compensation independent of management. This consultant performed no other consulting or other services for us in 2021.

✓
Annual Executive Compensation Review.   The compensation and talent committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

✓
Compensation At Risk.   Our executive compensation program is designed so that a significant portion of our named executive officers’ compensation is “at risk” based on corporate performance, as well as equity-based, to help align the interests of our named executive officers and stockholders.

✓
Use a Pay-for-Performance Philosophy.   The majority of our named executive officers’ compensation is directly linked to corporate performance. We also structure their target total direct compensation opportunities with a significant long-term equity component, thereby making a substantial portion of each named executive officer’s target total direct compensation dependent upon our stock price performance.

✓
“Double-Trigger” Change-in-Control Arrangements.   All of our executive officers’ post-employment compensation arrangements payable in the event of a change in control of the Company are “double-trigger” arrangements that require both a change in control of the Company plus a qualifying termination of employment before payments and benefits are paid. All such payments and benefits are also subject to the execution and delivery of an effective release of claims in favor of the Company.

✓
Stock Ownership Policy for Executive Officers.   We maintain a stock ownership policy for our Chief Executive Officer, President, Chief Financial Officer, and other executive officers who are subject to Section 16 of the Exchange Act and the non-employee members of our board of directors. This policy requires our Chief Executive Officer to own a minimum number of shares of our common stock equal to a value of five times his annualized base salary, our President, if separate from our Chief Executive Officer, to own a minimum number of shares of our common stock equal to a value of three times his annualized base salary, and our other executive officers who are subject to Section 16 of the Exchange Act to own a minimum number of shares of our common stock equal to a value of one time their annualized base salary.
All executive officers are required to achieve this accumulated value requirement within three years from the date the executive officer assumes his or her position. As of December 31, 2021, all of our executive officers subject to the policy were in compliance with the stock ownership policy.
What We Do Not Do
•
No Guaranteed Bonuses.   We do not provide guaranteed bonuses to our named executive officers.

•
No Executive Retirement Plans.   We do not currently offer, nor do we have plans to offer, defined benefit pension plans or any non-qualified deferred compensation plans or arrangements to our named executive officers other than the plans and arrangements that are available to all employees. Our named executive officers are eligible to participate in our Section 401(k) retirement savings plan on the same basis as our other employees.

•
No Tax Payments on Perquisites.   We do not provide any tax reimbursement payments (including “gross-ups”) on any perquisites or other personal benefits.

•
No Excise Tax Payments on Future Post-Employment Compensation Arrangements.   We do not provide any excise tax reimbursement payments (including “gross-ups”) on payments or benefits contingent upon a change in control of the Company.

•
No Special Welfare or Health Benefits.   We do not provide our named executive officers with any welfare or health benefit programs, other than participation in our broad-based employee programs.

•
No Stock Option Re-pricing.   We do not permit options to purchase shares of our common stock to be re-priced to a lower exercise price without the approval of our stockholders.

•
No Hedging or Pledging.   We do not permit officers, directors or associates who participate in the Management Incentive Bonus Program or who are members of the Finance & Accounting Department from hedging, pledging or holding Company stock in margin accounts.

•
No Dividends on Unvested Awards.   Our equity plan prohibits the payment of dividends or dividend equivalents on unearned PRSUs or restricted stock units.

Stockholder Advisory Votes on Named Executive Officer Compensation
At our 2021 annual meeting of stockholders, we conducted our third annual “Say-on-Pay” vote. Approximately 87.5% of the shares represented and entitled to vote on the matter voted to approve, on an advisory basis, the compensation of our named executive officers. Our board of directors and the compensation and talent committee consider the result of the Say-on-Pay vote in determining the compensation of our executive officers, including our named executive officers. Based on the strong level of support for our executive compensation philosophy, program and practices demonstrated by the result of last year’s Say-on-Pay vote, among other factors, our board and the compensation and talent committee determined not to implement significant changes to the structure of our executive compensation program for 2021.
We value the opinions of our stockholders. Stockholder feedback, including through direct discussions and prior stockholder votes, is reported to our board of directors throughout the year. Our goal is to be responsive to our stockholders and ensure we understand and address their concerns and observations. Our board and the compensation and talent committee will consider the outcome of this year’s Say-on-Pay vote (see Proposal No. 3 in this Proxy Statement), as well as feedback received throughout the year, when making compensation decisions for our named executive officers.
In addition, consistent with the recommendation of our board of directors and the preference of our stockholders as reflected in the nonbinding stockholder advisory vote on the frequency of future Say-on-Pay votes held at our 2019 annual meeting of stockholders, we intend to hold future Say-on-Pay votes on an annual basis. Accordingly, following the Annual Meeting to which this Proxy Statement relates, our next Say-on-Pay vote will be conducted at our 2023 Annual Meeting.
Executive Compensation Philosophy and Objectives
Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary objectives:
•
provide market-competitive compensation and benefit levels that will attract, motivate, reward, and retain a highly talented team of executives within the context of responsible cost management;

•
establish a direct link between our financial, operational, and strategic objectives and results, as well as our values, and the compensation of our executives;

•
align the interests and objectives of our executives with those of our stockholders by linking the long-term incentive compensation opportunities to stockholder value creation and their cash incentives to our annual performance;

•
target performance metrics and milestones at the top quartile of the competitive market to help drive the creation of stockholder value; and

•
offer total compensation opportunities to our executives that are competitive and fair.

Program Design
We structure the annual compensation of our named executive officers using three principal elements: base salary, annual incentive bonus opportunities, and long-term incentive compensation opportunities in the form of equity awards. While the pay mix may vary from year to year, the ultimate goal is to achieve our compensation objectives as described above.
The key component of our executive compensation program has been long-term incentive compensation in the form of equity awards for shares of our common stock. We believe that these awards offer our named executive officers a valuable long-term incentive that aligns their interests with the long-term interests of our stockholders.
We also offer cash compensation in the form of base salaries that we believe, overall, are competitive within the market range for companies of similar size, stage of development, and growth potential. In addition, in designing annual incentive bonus opportunities, the compensation and talent committee focuses on the achievement of the financial and strategic objectives that will further our longer-term growth goals in making its determinations.
The design of our executive compensation program is influenced by a variety of factors, with the primary goals being to align the interests of our named executive officers and stockholders and to link pay with performance. We evaluate performance over short-term (annual) and long-term periods based on our financial and operational performance, including results for certain key performance measures.
We have not adopted policies or employed guidelines for allocating compensation between current and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.
Compensation-Setting Process
Role of Compensation and Talent Committee
The compensation and talent committee discharges the responsibilities of our board of directors relating to the compensation of our executive officers, key employees, and the non-employee members of our board. The compensation and talent committee has overall responsibility for overseeing our compensation and benefits policies generally, and overseeing and evaluating the compensation plans, policies, and practices applicable to our executive officers. In addition, the compensation and talent committee makes all final decisions regarding the compensation of our Chief Executive Officer and other executive officers.

In carrying out its responsibilities, the compensation and talent committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops strategies and makes decisions that it believes further our philosophy or align with developments in best compensation practices, and reviews the performance of our executive officers when making decisions with respect to their compensation.
The compensation and talent committee’s authority, duties, and responsibilities are further described in its charter, which is reviewed annually and revised and updated as warranted. The most recent update to the compensation and talent committee charter was made in December 2020. The charter is available in the Company — Investor Relations — Corporate Governance section of our website at www.benefitfocus.com.
The compensation and talent committee retains a compensation consultant to provide support in its review and assessment of our executive compensation program.
Setting Target Total Direct Compensation
The compensation and talent committee generally reviews the base salary levels, annual incentive bonus opportunities, and long-term incentive compensation opportunities of our named executive officers and all related performance criteria at the beginning of the fall of each year, or more frequently as warranted. Formal compensation decisions are made after the beginning of the fiscal year, with adjustments generally effective at the beginning of the year.
The compensation and talent committee does not establish a specific target for formulating the target total direct compensation opportunities of our named executive officers. In making decisions about the compensation of our named executive officers, the compensation and talent committee relies primarily on the general experience of its members and subjective considerations of various factors, including the following:
•
our executive compensation program objectives;

•
our performance against the financial, operational, and strategic objectives established by the compensation and talent committee and our board of directors;

•
each individual named executive officer’s knowledge, skills, experience, qualifications, and tenure relative to other similarly situated executives at the companies in our compensation peer group;

•
the scope of each named executive officer’s role and responsibilities compared to other similarly situated executives at the companies in our compensation peer group;

•
the prior performance of each individual named executive officer, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values;

•
the potential of each individual named executive officer to contribute to our long-term financial, operational, and strategic objectives;

•
our Chief Executive Officer’s compensation relative to that of our named executive officers, and compensation parity among our named executive officers;

•
our financial performance relative to our compensation and performance peers;

•
the compensation practices of our compensation peer group and the positioning of each named executive officer’s compensation in a ranking of peer company compensation levels based on an analysis of competitive market data; and

•
the recommendations of our Chief Executive Officer with respect to the compensation of our other named executive officers.

These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each named executive officer. No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable.

The compensation and talent committee does not engage in formal benchmarking against other companies’ compensation programs or practices to establish our compensation levels or make specific compensation determinations with respect to our named executive officers. Instead, in making its determinations, the compensation and talent committee reviews information summarizing the compensation paid at a representative group of peer companies, to the extent that the executive positions at these companies are considered comparable to our positions and informative of the competitive environment and more broad-based compensation surveys to gain a general understanding of market compensation levels. In addition, the compensation and talent committee does not weight the foregoing factors in any predetermined manner, nor does it apply any formulas in making its compensation determinations. The members of the compensation and talent committee consider all of this information in light of their individual experience, knowledge of the Company, knowledge of the competitive market, knowledge of each named executive officer, and business judgment in making their determinations.
The compensation and talent committee also considers the potential risks in our business when designing and administering our executive compensation program, and we believe our balanced approach to performance measurement and pay delivery works to avoid misaligned incentives for individuals to undertake excessive or inappropriate risk.
Role of Management
In discharging its responsibilities, the compensation and talent committee works with members of our management, including our Chief Executive Officer. Our management assists the compensation and talent committee by providing information on corporate and individual performance, competitive market data, and management’s perspective and recommendations on compensation matters.
Typically, our Chief Executive Officer will make recommendations to the compensation and talent committee regarding compensation matters, including adjustments to annual cash compensation, long-term incentive compensation opportunities, and program structures, for our named executive officers, except with respect to his own compensation. As the year draws to a close, our Chief Executive Officer reviews the performance of our other named executive officers based on such individual’s level of success in accomplishing the business objectives established for him or her for the year and his or her overall performance during that year, and then shares these evaluations with, and makes recommendations to, the compensation and talent committee for each element of compensation as described above. The annual business objectives for each named executive officer are developed through mutual discussion and agreement between our Chief Executive Officer and the named executive officers and are reviewed with our board of directors. The compensation and talent committee reviews and discusses these recommendations and proposals with our Chief Executive Officer and uses them as one factor in determining and approving the compensation for our named executive officers.
Our Chief Executive Officer also attends meetings of our board of directors and the compensation and talent committee at which executive compensation matters are addressed, except with respect to discussions involving his own compensation.
Role of Compensation Consultant
The compensation and talent committee engages an external compensation consultant to assist it by providing information, analysis, and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. The compensation consultant reports directly to the compensation and talent committee and its chair, and serves at the discretion of the compensation and talent committee, which reviews the engagement annually.
For the year ended December 31, 2021, the compensation and talent committee retained Compensia to serve as its compensation advisor to advise on executive compensation matters, including competitive market pay practices for our named executive officers, and with the selection and data analysis of the compensation peer group.
During the year ended December 31, 2021, Compensia attended the meetings of the compensation and talent committee (both with and without management present) as requested and provided the following services:

•
consulted with the compensation and talent committee chair and other members between compensation and talent committee meetings;

•
reviewed and updated our compensation peer group;

•
provided competitive market data based on the compensation peer group for our executive officer positions and evaluated how the compensation we pay our executive officers compares both to our performance and to how the companies in our compensation peer group compensate their executives;

•
reviewed and analyzed the base salary levels, annual incentive bonus opportunities, and long-term incentive compensation opportunities of our executive officers;

•
reviewed and assessed the compensation for our President and Chief Executive Officer;

•
reviewed and analyzed the compensation proposals for other senior executive positions;

•
conducted a competitive market analysis of compensation for the board of directors; and

•
supported on other ad hoc matters throughout the year.

Compensia did not provide any services to us other than the consulting services to the compensation and talent committee. The compensation and talent committee regularly reviews the objectivity and independence of the advice provided by its compensation consultant on executive compensation matters. The compensation and talent committee has evaluated Compensia’s engagement, and based on the six factors for assessing independence and identifying potential conflicts of interest that are set forth in Exchange Act Rule 10C-1(b)(4), Rule 5605(d)(3)(D) of the Nasdaq Listing Rules, and such other factors as were deemed relevant under the circumstances, has determined that its relationship with Compensia and the work of Compensia on behalf of the compensation and talent committee did not raise any conflict of interest, and that Compensia is independent under the Nasdaq Listing Rules.
Competitive Positioning
For purposes of assessing our executive compensation against the competitive market, the compensation and talent committee reviews and considers the compensation levels and practices of a select group of peer companies. This compensation peer group consists of technology companies that are similar to us in terms of revenue, market capitalization, geographical location, and industry sector.
The companies in the compensation peer group for 2021 were approved in September 2020 on the basis of their similarity to us in size at that time, as determined using the following criteria:
Criteria	Description
Revenue	Approximately 0.5x to approximately 2.5x of our last four fiscal quarters revenue.
Market Capitalization	Approximately 0.3x to approximately 3.0x our 30-day average market capitalization.
Industry Sector	Business to business software and SaaS/Internet services companies with HR and benefits product focus where possible.
Location	Headquartered in the United States.
Refinement Factors	Identified labor competitors; inclusion in proxy advisory firm peer groups; headcount; stage and time relative to initial public offering.
In selecting the 2021 compensation peer group, the objective was to choose companies that resulted in us being near the median of the group in terms of revenue and reasonably aligned on relative market capitalization. Our compensation peer group for 2021 was as follows:
Castlight Health, Inc.	NextGen Healthcare, Inc.
ChannelAdvisor Corporation	NIC Inc.
Cornerstone OnDemand, Inc.	Phreesia, Inc.
Evolent Health, Inc.	QAD Inc.

Health Catalyst., Inc.	SPS Commerce, Inc.
HealthStream, Inc.	Tabula Rasa HealthCare, Inc.
Inovalon Holdings, Inc.	Upland Software, Inc.
LivePerson, Inc.	Vocera Communications, Inc.
MobileIron, Inc.	Workiva Inc.
Model N, Inc.
The compensation practices of the compensation peer group were the primary guide used by the compensation and talent committee in 2021 to compare the competitiveness of each compensation element and overall compensation levels (base salary, target annual incentive bonus opportunities, and long-term incentive compensation).
To analyze the compensation practices of the companies in our compensation peer group, Compensia gathered data from public filings (primarily proxy statements) of the peer group companies, as well as from the Radford Global Technology Survey. This market data was then used as a reference point for the compensation and talent committee to assess our current compensation levels in the course of its deliberations on compensation forms and amounts.
The compensation and talent committee reviews our compensation peer group each year (unless there have been significant changes to either our business model or market capitalization) and makes adjustments to its composition as warranted, taking into account changes in both our business and the businesses of the companies in the peer group.
Compensation Elements
In 2021, the principal elements of our executive compensation program, and the purposes for each element, were as follows:
Element	Type of Element	Compensation Element(s)	Objective
Base Salary	Fixed	• Cash	Designed to attract and retain highly talented executives by providing fixed compensation amounts that are competitive in the market and reward performance
Annual Incentive Bonuses	Variable	• Cash • PRSU awards that may be earned and settled for shares of our common stock	Designed to motivate our executives to achieve annual business objectives contained in our annual operating plan and provide financial incentives when we meet or exceed these annual objectives
Long-Term Incentive Compensation	Variable	• PRSU awards that may be earned and settled for shares of our common stock • RSU awards that may vest and be settled for shares of our common stock	Designed to align the interests of our
executives and our stockholders by
motivating executives to achieve annual
business objectives and create and remain
accountable for sustainable long-term
stockholder value
Base Salary
Base salary represents the fixed portion of our named executive officers’ compensation, and is an important element of compensation intended to attract and retain highly talented individuals. Generally, we use base salary to provide each executive officer with a specified level of cash compensation during the year with the expectation that he or she will perform his or her responsibilities to the best of his or her ability and in our best interests.
Generally, we establish the initial base salaries of our named executive officers through arm’s-length negotiation at the time we hire the individual, taking into account his or her position, qualifications, experience, prior salary level, and the base salaries of our other executive officers. Thereafter, the compensation and talent committee reviews the base salaries of our named executive officers each year as part of its annual compensation review, with input from our Chief Executive Officer (except with respect to his own base salary) and makes adjustments as it determines to be reasonable and necessary to reflect the scope of the named executive officer’s performance, individual contributions and responsibilities, position in the case of a promotion, and market conditions.
In early 2021, the compensation and talent committee reviewed the base salaries of our incumbent named executive officers, taking into consideration a competitive market analysis and the recommendations of our Chief Executive Officer, as well as the other factors described in “Compensation-Setting Process — Setting Target Total Direct Compensation” above. Following this review, in March 2021, the compensation and talent committee approved changes to the base salaries of our incumbent named executive officers.
The base salaries of our named executive officers as approved in March 2021 (and April 2021 for Mr. Levin) were as follows:
Name	2020 Base Salary	2021 Base Salary	Percentage Adjustment
Matthew Levin(1) President, CEO and Director	—	$550,000	—
Alpana Wegner CFO	$350,000	$375,000	7.1%
Mason R. Holland, Jr.(2) Former Executive Chairman	$325,779	$342,068	5.0%
Stephen M. Swad(3) Former CEO, Director	$475,000	$475,000	0.0%

(1)
Mr. Levin was appointed our President and Chief Executive Officer, effective May 10, 2021.

(2)
Mr. Holland served as our Executive Chairman of the Board until his separation from our Company, effective, June 30, 2021. Under the terms of Mr. Holland’s employment agreement with the Company, the Company was required to increase his salary by at least 5% per year.

(3)
Mr. Swad was appointed our President and Chief Executive Officer, effective August 24, 2020. At that time, his annual base salary was adjusted from $340,000 reflecting his reduced salary due to COVID-19 cost saving efforts in May 2020, to $475,000 for the remainder of 2020. Mr. Swad served as our President and Chief Executive Officer until his separation from our Company, effective May 10, 2021. He continued to serve our Company as Strategic Advisor to the Chief Executive Officer until September 2, 2021. Mr. Swad’s actual annual base salary for 2021 was prorated for his period of service through September 2, 2021.

The base salaries paid to our named executive officers during 2021 are set forth in the “2021 Summary Compensation Table” below.
Annual Incentive Bonuses
We use an annual bonus plan to motivate the members of our management team, including our named executive officers, to achieve our key annual business objectives. In 2014, our stockholders approved the Management Incentive Bonus Program, which is designed to provide a long-term framework for performance-based bonus plans going forward, continue to reward the members of our management team based on their responsibilities and for their contributions to the successful achievement of certain corporate goals and objectives, and to share the success and risks of our Company based upon the achievement of these business goals and objectives.
For 2021, bonuses were to be earned pursuant to the Management Incentive Bonus Program (the “2021 Bonus Program”) based on our revenue, adjusted EBITDA and software revenue retention for the year as established under our 2021 annual operating plan. The 2021 Bonus Program is designed such that participants are to receive half of their target bonus payment in the form of a PRSU award and half, plus any amount earned in excess of target for overachievement, in cash. Any overachievement opportunity that is payable in cash is earned by meeting pre-established metrics set forth in the 2021 Bonus Program.
Target Annual Incentive Bonus Opportunities
For purposes of the 2021 Bonus Program, bonus payments were based upon an eligible percentage of each participant’s base salary. At the end of 2020, the compensation and talent committee reviewed the target annual incentive bonus opportunities of our then-incumbent named executive officers, taking into consideration the recommendations of our then-incumbent Chief Executive Officer (except with respect to his own target annual incentive bonus opportunity) as well as the other factors described in “Compensation-Setting Process — Setting Target Total Direct Compensation” above. Following this review, in March 2021, the compensation and talent committee decided to increase the target annual incentive bonus for Ms. Wegner, after reviewing peer and market data and to appropriately align with our compensation philosophy and maintain the target annual incentive bonus opportunities of our other then-incumbent named executive officers at their 2020 levels. See 2021 Executive Officer Compensation Arrangements above and Employment Agreement with Matthew Levin below for a discussion of the determination of Mr. Levin’s compensation arrangements.
The target annual incentive bonus opportunities for our named executive officers for 2021 were as follows:
Name	2021 Target Annual Incentive Bonus Opportunity (as a percentage of base salary)	2021 Target Annual Incentive Bonus Opportunity (cash portion)	2021 Target Annual Incentive Bonus Opportunity (PRSU portion)
Matthew Levin(1) President, CEO and Director	100%	$275,000	$275,000
Alpana Wegner CFO	75%	$140,625	$140,625
Mason R. Holland, Jr.(2) Former Executive Chairman	100%	$171,034	$171,034
Stephen M. Swad(3) Former CEO, Director	100%	$237,500	$237,500

(1)
Mr. Levin was appointed our President and Chief Executive Officer, effective May 10, 2021. The cash and PRSU portions shown in the table reflect his total target values in 2021.

(2)
Mr. Holland served as our Executive Chairman of the Board until his separation from our Company, effective June 30, 2021 and he did not receive an annual incentive bonus for 2021. Following his separation from our Company, Mr. Holland is entitled to the severance compensation pursuant to his employment agreement, as described in “Employment Agreements with Mason R. Holland, Jr.” below, including a pro rata cash bonus in accordance with his employment agreement.

(3)
Mr. Swad served as our President and Chief Executive Officer until his separation from our Company, effective May 10, 2021. He continued to serve our Company as Strategic Advisor to the Chief Executive Officer until September 2, 2021. His target annual incentive bonus opportunities for 2021 were prorated for this period of service. Therefore, to align to actual service time, Mr. Swad is eligible to receive payment of his 2021 annual bonus on a prorated basis of 75%. See Employment Agreement with Stephen M. Swad below for a discussion of Mr. Swad’s compensation arrangements.

Potential bonus payments for our named executive officers under the 2021 Bonus Program could range from zero to 150% of their target annual incentive bonus opportunities. Any amounts earned in excess of the target annual incentive bonus opportunities are payable in cash.
In April 2021 (and May 2021 for Mr. Levin), the compensation and talent committee granted awards to our named executive officers for the portion of their target annual incentive bonus opportunities payable in the form of PRSUs, with the number of units subject to each award determined by dividing 50% of each named executive officer’s target annual incentive bonus opportunity by the average closing price of our common stock for the 20 trading days preceding the date of grant. Using this formula, the maximum number of units subject to each PRSU award granted to our named executive officers in their role as of April 2021 (and May 2021 for Mr. Levin) was as follows:
Name	PRSU Award (#)(1)
Matthew Levin(2) President, CEO and Director	19,550
Alpana Wegner CFO	9,963
Mason R. Holland, Jr.(3) Former Executive Chairman	12,118
Stephen M. Swad(4) Former CEO, Director	16,827

(1)
Each PRSU award represents a contingent right to receive one share of our common stock.

(2)
Mr. Levin was appointed our President and Chief Executive Officer, effective May 10, 2021. The PRSU award shown in the table reflects his maximum value in 2021.

(3)
Mr. Holland served as our Executive Chairman of the Board until his separation from our Company, effective June 30, 2021. Following his separation from our Company, Mr. Holland received the severance compensation pursuant to his employment agreement, including a pro rata cash bonus, and did not receive an annual incentive bonus for 2021, as described in “Employment Agreements with Mason R. Holland, Jr.” below.

(4)
Mr. Swad served as our President and Chief Executive Officer until his separation from our Company, effective May 10, 2021. He continued to serve our Company as Strategic Advisor to the Chief Executive Officer until September 2, 2021. His target annual incentive bonus opportunities for 2021 were prorated for this period of service. Therefore, to align to actual service time, Mr. Swad is eligible to receive payment of his 2021 annual bonus on a prorated basis of 75%. See Employment Agreement with Stephen M. Swad below for a discussion of Mr. Swad’s compensation arrangements.

Corporate Performance Measures
For purposes of the 2021 Bonus Program, the compensation and talent committee selected revenue (weighted 40%), adjusted EBITDA (weighted 40%), and software revenue retention (weighted 20%) as the corporate performance measures for the year. The compensation and talent committee selected these performance measures based on its belief that they were the best indicators of our successful execution of our annual operating plan, and our ability to continue to grow while moving towards profitability. For purposes of the 2021 Bonus Program:
•
revenue (weighted 40%), calculated as reflected in our audited financial statements for 2021;

•
adjusted EBITDA (weighted 40%), calculated as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense; transaction and acquisition-related costs expensed; restructuring costs; impairment of goodwill, intangible assets and long-lived assets; gain or loss on extinguishment of debt; other costs not core to our business; and loss on settlement of lawsuits; and

•
software revenue retention (weighted 20%), calculated by establishing the group of customers that had software services revenue, which includes subscription and platform revenue, for a given period.

We then take the software services revenue recognized by the same group in the subsequent comparable period (i.e., 2021 performance period) and divide it by the software services revenue we recognized for the group in the prior period.
In March 2021, the compensation and talent committee set the target and performance payout levels for each of the corporate performance measures for purposes of the 2021 Bonus Program. For 2021, the target performance level for revenue was $260.6 million to $268.1 million, the target performance level for adjusted EBITDA was $48.0 million, and the target performance level for software revenue retention was 95.0% to 97.0%. The threshold, target, and maximum performance and the payment levels for each corporate performance measure were as follows:
Revenue (Weighted 40%)	Achievement Percentage(1)	Payout Percentage(1)
$281,446,000 (Maximum)	105.0%	150%
$260,600,000 to $268,100,000 (Target)(2)	100.0%	100%
$247,570,000 (Threshold)	95.0%	50%
<$247,570,000	<95.0%	0%

(1)
In the event of actual performance between the threshold and target, and target and maximum, performance levels, the payout percentage was to be calculated between each designated segment on a linear basis.

(2)
In the event of actual performance between the range presented for Target, the payout percentage will be 100%.

Adjusted EBITDA (Weighted 40%)	Achievement Percentage(1)	Payout Percentage(1)
$72,000,000 (Maximum)	150%	150%
$48,000,000 (Target)	100%	100%
$38,400,000 (Threshold)	80%	50%
<$38,400,000	<80%	0%

(1)
In the event of actual performance between the threshold and target, and target and maximum, performance levels, the payout percentage was to be calculated between each designated segment on a linear basis.

Software Revenue Retention (Weighted 20%)	Achievement Percentage(1)	Payout Percentage(1)
110.0% (Maximum)	113.4%	150%
95.0% to 97.0% (Target)(2)	100.0%	100%
93.1% (Threshold)	98.0%	50%
<93.1%	<98.0%	0%

(1)
In the event of actual performance between the threshold and target, and target and maximum, performance levels, the payout percentage was to be calculated between each designated segment on a linear basis.

(2)
In the event of actual performance between the range presented for Target, the payout percentage will be 100%.

Thus, the threshold performance level for each corporate performance measure was the minimum performance level that had to be achieved before our named executive officers could earn any annual bonus payment with respect to that measure. If the threshold performance level was not achieved, then no award payment would be made under the 2021 Bonus Program with respect to that measure.

2021 Annual Incentive Bonus Decisions
In March 2022, the compensation and talent committee determined that, for 2021, our corporate performance measures were achieved as set forth below, resulting in an aggregate weighted payment percentage of 100.7%:
Corporate Performance Measure	Measure Achieved	Percentage of Target Measure Achieved	Payment Percentage	Plan Weight	Weighted Payment Percentage
Revenue	$262.3 million	100.0%	100.0%	40%	40.0%
Adjusted EBITDA	$48.9 million	101.7%	101.7%	40%	40.7%
Software Revenue Retention	96.8%	100.0%	100.0%	20%	20.0%
Total					100.7%
Based on these determinations, the compensation and talent committee approved the following total annual incentive bonus payments for our named executive officers for 2021:
Name	Target Annual Incentive Bonus ($)	Annual Incentive Bonus Payment ($)	Total Annual Incentive Bonus Payment (# of shares)(1)
Matthew Levin(2) President, CEO and Director	$275,000	$278,780	19,550
Alpana Wegner CFO	$140,625	$142,558	9,963
Mason R. Holland, Jr.(3) Former Executive Chairman	$171,034	$—	—
Stephen Swad(4) Former CEO, Director	$237,500	$180,573	12,620

(1)
Represents the number of PRSUs earned, which is capped at the target level.

(2)
Mr. Levin was appointed our President and Chief Executive Officer effective May 10, 2021. The cash and PRSU portions shown in the table reflect his total target values in 2021.

(3)
Mr. Holland served as our Executive Chairman of the Board until his separation from our Company, effective June 30, 2021. Following his separation from our Company, Mr. Holland received the severance compensation pursuant to his employment agreement, including a pro rata cash bonus, and did not receive an annual incentive bonus for 2021, as described in “Employment Agreements with Mason R. Holland, Jr.” below.

(4)
Mr. Swad served as our President and Chief Executive Officer until his separation from our Company, effective May 10, 2021. He continued to serve our Company as Strategic Advisor to the Chief Executive Officer until September 2, 2021. His target annual incentive bonus opportunities for 2021 were prorated for this period of service through September 2, 2021. Therefore, to align to actual service time, Mr. Swad is eligible to receive payment of his 2021 annual bonus on a prorated basis of 75%. See “Employment Agreement with Stephen M. Swad” below for a discussion of Mr. Swad’s compensation arrangements.

Other than the amounts described above, we did not pay our executive officers, including our named executive officers, any other annual bonuses or incentive amounts in 2021 under the 2021 Bonus Program.
The annual incentive bonus payments made to our named executive officers for 2021 are set forth in the “2021 Summary Compensation Table” below.
Long-Term Incentive Compensation
We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. The realized value of these equity awards bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our named executive officers to create value for our stockholders. Equity awards also help us retain qualified executive officers in a competitive market.
Long-term incentive compensation opportunities in the form of equity awards are granted to our President and Chief Executive Officer and our other named executive officers by the compensation and talent committee. The amount and forms of such equity awards are determined by the compensation and talent committee after considering the factors described in “Compensation-Setting Process — Setting Target Total Direct Compensation” above. The amounts and relative weighting of the equity awards are also intended to provide competitively sized awards and resulting target total direct compensation opportunities that the compensation and talent committee believes are reasonable and appropriate taking into consideration the factors described in the preceding sentence.
In April 2021, the compensation and talent committee determined that the equity awards to be granted to our named executive officers should be in the form of PRSU awards that may be earned and settled for shares of our common stock and time-based RSU awards that may vest and be settled for shares of our common stock. Further, the compensation and talent committee determined that the PRSU awards should comprise 50% of each named executive officer’s equity award, while the RSU awards should comprise the remaining 50% of the award. The aggregate value and number of shares of our common stock subject to the PRSU and RSU awards granted to our named executive officers were determined by the compensation and talent committee after considering the factors described in “Compensation-Setting Process — Setting Target Total Direct Compensation” above. See “2021 Executive Officer Compensation Arrangements” above and “Employment Agreement with Matthew Levin” below for a discussion of the determination of Mr. Levin’s compensation arrangements.
The size of Mr. Levin’s equity award was based on his overall responsibility for our performance and success at the time of the grant. With respect to the equity awards granted to our other named executive officers, further differentiation in the size of their awards was based on the compensation and talent committee’s review of the competitive market data for their respective positions and the size of the equity awards previously granted to them.
The equity awards granted to our named executive officers in April 2021 (and May 2021 for Mr. Levin), which, in the case of the PRSU awards, represents the maximum number of units eligible to be earned based on maximum performance, as well as represents the number of units actually determined to be earned by the compensation and talent committee, were as follows:
Name	PRSU Award (maximum #)	RSU Award (#)	Aggregate Grant Date Fair Value with Maximum PRSU Amount ($)	PRSU Award (vested #)	RSU Award (#)	Aggregate Grant Date Fair Value with Vested PRSU Amount ($)
Matthew Levin President, CEO and Director	127,968	85,312	$2,917,670	41,047	85,312	$1,728,591
Alpana Wegner CFO	74,725	49,817	$1,732,379	23,966	49,817	$1,026,322
Mason R. Holland, Jr.(1) Former Executive Chairman	13,632	9,088	$316,035	—	—	—
Stephen M. Swad(2) Former CEO, Director	138,823	92,549	$3,218,385	11,130	23,137	$476,654

(1)
Mr. Holland served as our Executive Chairman of the Board until his separation from our Company, effective June 30, 2021. Following his separation from our Company, Mr. Holland’s 2021 long-term incentive compensation was canceled, and he received the severance compensation pursuant to his employment agreement, as described in “Employment Agreements with Mason R. Holland, Jr.” below.

(2)
Mr. Swad served as our President and Chief Executive Officer until his separation from our Company, effective May 10, 2021. He continued to serve our Company as Strategic Advisor to the Chief Executive Officer until September 2, 2021. Mr. Swad was eligible to receive 25% of his 2021 long-term incentive compensation to align to actual service time through September 2, 2021. See “Employment Agreement with Stephen M. Swad” below for a discussion of Mr. Swad’s compensation arrangements.

PRSU Awards
The PRSU awards were to be earned to the extent that we achieved pre-established target levels for the Rule of 40 (weighted 40%) and annual recurring revenue subscription bookings growth (weighted 60%) for the performance period beginning on January 1, 2021 and ending on December 31, 2021. The compensation and talent committee selected these performance measures based on its belief that they were the best indicators of long-term enterprise value creation from revenue that continues for multiple years, and our successful execution of our annual operating plan, and our ability to continue to grow while moving towards profitability. Each unit granted pursuant to the PRSU awards represented a contingent right to receive one share of our common stock for each unit earned for the performance period.
For purposes of the PRSU awards, the Rule of 40 is a measurement of profitability and growth determined by taking the sum of revenue growth rate plus adjusted EBITDA margin for a particular period. Annual recurring revenue subscription bookings growth is an indicator of future revenue growth.
The number of units (and, correspondingly, the number of shares) that could be earned under the PRSU awards was to vary from 0% to 150% of the target number of units granted, with the earned shares (if any) to vest in four equal annual installments beginning on April 1, 2022 or May 10, 2022, in the case of Mr. Levin. The levels of performance required to earn the target number of units was approved by the compensation and talent committee at the time of grant as follows:
Rule of 40 (Weighted 40%)	Achievement Percentage(1)	Payout Percentage(1)
20.0% (Maximum)	143.0%	150%
14.0% (Target)	100.0%	100%
8.0% (Threshold)	57.0%	50%
<8.0%	<57.0%	0%

(1)
In the event of actual performance between the threshold and target, and target and maximum, performance levels, the payout percentage was to be calculated between each designated segment on a linear basis.

Annual Recurring Revenue Subscription Bookings Growth (Weighted 60%)	Achievement Percentage(1)	Payout Percentage(1)
105.0% (Maximum)	105.5%	150%
37.0% (Target)	100.0%	100%
0.0% (Threshold)	0.0%	50%
<0.0%	<73.0%	0%

(1)
In the event of actual performance between the threshold and target, and target and maximum, performance levels, the payout percentage was to be calculated between each designated segment on a linear basis.

Thus, the threshold performance level for each corporate performance measure was the minimum performance level that had to be achieved before our named executive officers could earn any PRSU award with respect to that measure. If the threshold performance level was not achieved, then no award would be earned under the 2021 Long-Term Incentive Program with respect to that measure. The compensation and talent committee viewed these performance levels as challenging, but achievable with maximum effort.

In March 2022, the compensation and talent committee determined that, for 2021, our corporate performance measures were achieved as follows, resulting in an aggregate weighted payment percentage of 48.1%:
Corporate Performance Measure	Measure Achieved	Percentage of Target Measure Achieved	Payment Percentage	Plan Weight	Weighted Payment Percentage
Rule of 40	16.4%	117%	120.3%	40%	48.1%
Annual Recurring Revenue Subscription Bookings Growth	<0%	0%	0%	60%	0%
Total					48.1%
Time-Based RSU Awards
The time-based RSU awards vest in equal annual installments over a four-year period, with the first installment generally vesting on April 1, 2022, or May 10, 2022, in the case of Mr. Levin, contingent upon each named executive officer remaining continuously employed by us through each applicable vesting date. Upon vesting, the RSU awards may be settled by issuing that number of shares of our common stock that equal the number of units that have vested.
Additional Equity Awards Granted to Mr. Levin
In connection with his appointment as our President and Chief Executive Officer in May 2021, Mr. Levin also was granted a One-Time Inducement Grant consisting of 70% RSUs and 30% PRSUs with a total value of $5,000,000. The RSU portion of the One-Time Inducement Grant will vest in four equal annual installments beginning on the first anniversary of Mr. Levin’s start date, which was May 10, 2021 (the “Start Date”). The PRSU portion of the One-Time Inducement Grant will vest in a single installment if the Company’s closing stock price is at least $23.00 for a period of 20 consecutive trading days occurring after the second anniversary of the Start Date and prior to the fifth anniversary of the Start Date, subject to a minimum service requirement of three years by Mr. Levin. The One-Time Inducement Grant was made as a material inducement to Mr. Levin becoming an employee of Benefitfocus in accordance with Nasdaq Listing Rule 5635(c)(4).
In determining the level and structure of the One-Time Inducement Grant, the compensation and talent committee generally considered the significant and relevant skills of Mr. Levin, his expected impact on the business during this pivotal period, the importance of retention, the compensation required to induce and incentivize him to join the Company and aligning Mr. Levin’s compensation with the market, especially in the competitive talent market in which we operate. The magnitude of the One-Time Inducement Grant also was intended to cover the compensation Mr. Levin would forfeit from his previous employer, which exceeded the total value of the One-Time Inducement Grant. Importantly, the compensation and talent committee also tied a portion of the One-Time Inducement Grant to strong stock performance as a way to immediately incentivize performance and further align Mr. Levin with stockholders.
The equity awards granted to our named executive officers during 2021 are set forth in the “2021 Summary Compensation Table” and the “2021 Grants of Plan-Based Awards Table” below.
Perquisites and Other Personal Benefits
Currently, we do not view perquisites and other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our named executive officers, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, and for recruitment and retention purposes. For a summary of perquisites received by our named executive officers that were, in the aggregate, $10,000 or more for each individual, see the “2021 Summary Compensation Table” below.
In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described below. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the compensation and talent committee.

Health and Welfare Benefits
Our named executive officers are eligible to receive the following health and welfare benefits, including flexible spending accounts, medical, dental, and vision insurance, business travel insurance, an employee assistance program, accidental death and dismemberment insurance, health savings accounts, short-term and long-term disability insurance, and basic life insurance. These benefits are provided to our named executive officers on the same basis as to all of our employees.
We have also established a tax-qualified Section 401(k) retirement savings plan for our named executive officers and other employees who satisfy certain eligibility requirements. Under this plan, participants may elect to make pre-tax contributions of their cash compensation not to exceed the statutory income tax limitation. Currently, we match contributions made by participants in the plan as follows: $0.50 on the dollar for the first 6% of employee contributions to the plan. Employee matching contributions are subject to a five-year vesting schedule. We intend for the plan to qualify under Section 401(a) of the Code so that contributions by participants to the plan, and income earned on plan contributions, are not taxable to participants until withdrawn from the plan.
We design our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.
Other Compensation Policies
Executive Officer Stock Ownership Policy
We maintain a stock ownership policy for our executive officers to further align their respective interests with the interests of our stockholders, and to further promote our commitment to sound corporate governance. This policy requires our Chief Executive Officer to own a minimum number of shares of our common stock equal to a value of five times his annualized base salary, our President, if separate from our Chief Executive Officer, to own a minimum number of shares of our common stock equal to a value of three times his annualized base salary, and our other executive officers who are subject to Section 16 of the Exchange Act to own a minimum number of shares of our common stock equal to a value of one time their annualized base salaries.
All executive officers are required to achieve this accumulated value requirement within three years from the date the executive officer assumes his or her position. As of December 31, 2021, all of our executive officers subject to the policy were in compliance with the stock ownership policy.
Clawback Policy
We believe that it is in the best interests of the Company and its stockholders to create and maintain a culture that emphasizes integrity and accountability and that reinforces the Company’s pay-for-performance compensation philosophy. In March 2022, the board of directors adopted the Clawback Policy which provides for the recoupment of certain executive compensation in the event of an accounting restatement due to material noncompliance with financial reporting requirements under the federal securities laws.
In the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, the board of directors will require reimbursement or forfeiture of any excess incentive compensation received by any current or former executive officer during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. Recoupment of incentive compensation pursuant to Clawback Policy is made on a “no fault” basis, without regard to whether any misconduct occurred or any executive officer’s responsibility for the noncompliance that resulted in the accounting restatement. In connection with an accounting restatement, the amount to be recovered will be the excess of the incentive compensation paid to the executive officer based on the erroneous data over the incentive compensation that would have been paid to the executive officer had it been based on the restated results, determined without regard to taxes paid, all as determined by the board.

Hedging and Pledging Transactions
Under our Insider Trading Policy, all officers and directors of the Company, all associates who participate in the Management Incentive Bonus Program, and all associates who are members of the Finance & Accounting Department, are prohibited from hedging or holding stock of the Company in margin accounts or pledging Company stock. Our Insider Trading Policy further emphasizes that hedging can have unintended consequences, and margin accounts authorize brokers to sell stock to cover amounts owed to them and a forced sale could occur at a time when the individual has knowledge of material, nonpublic information about the Company. A similar result can occur when Company stock is pledged as collateral for a loan.
Tax and Accounting Considerations
We take the applicable tax and accounting requirements into consideration in designing and operating our executive compensation program.
Deductibility of Executive Compensation
Generally, Section 162(m) of the Code limits our ability to deduct, for federal income tax purposes, compensation in excess of $1 million paid to “covered employees”. Under Section 162(m), “covered employees” are any individuals who served as the principal executive officer or principal financial officer at any time during the taxable year, each of the three other most highly compensated executive officers whose compensation may be required to be disclosed to our stockholders under the Exchange Act in the taxable year, and each person who was a covered employee for any taxable year beginning after December 31, 2016.
For 2017 and prior years, the limitation on deductibility pursuant to Section 162(m) did not apply to compensation that qualified under applicable regulations as “performance-based compensation”. In December 2017, a significant tax bill was enacted, commonly referred to as the “Tax Cuts and Jobs Act,” which amended Section 162(m) to repeal the performance-based compensation exception to Section 162(m), effective for tax years beginning on or after December 31, 2017. Accordingly, commencing with our fiscal year ending December 31, 2018, compensation to our covered employees in excess of $1 million will generally not be deductible. However, compensation in excess of $1 million will remain exempt from this deduction limit if it qualifies as “performance-based compensation” within the meaning of Section 162(m) as in effect prior to the enactment of the Tax Cuts and Jobs Act and is payable pursuant to a binding written agreement in effect on November 2, 2017 that has not been modified in any material respect on or after that date. Because of the technical nature of the application and interpretation of Section 162(m) and the regulations and guidance issued thereunder, there is no assurance that any compensation granted in the past that was intended to satisfy the requirements for deductibility under Section 162(m) will ultimately be deductible.
While the treatment applicable to performance-based compensation arrangements made pursuant to written binding contracts in effect as of November 2, 2017 may help minimize the effect of the Section 162(m) deduction limit in the short-term, we expect that, going forward, some portion of our named executive officers’ compensation might not be fully deductible by us for federal income tax purposes.
In approving the amount and form of compensation for our named executive officers, the compensation and talent committee considers all elements of our cost of providing such compensation, including the potential impact of Section 162(m). The compensation and talent committee may, in its judgment, approve compensation for our named executive officers that is not deductible for federal income tax purposes when it believes that such compensation is in the best interests of the Company and our stockholders.
Accounting for Stock-Based Compensation
The compensation and talent committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is FASB ASC Topic 718, the standard which governs the accounting treatment of certain stock-based compensation. Among other things, FASB ASC Topic 718 requires us to record a compensation expense in our income statement for all equity awards granted to our executive officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized ratably over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.
2021 Summary Compensation Table
The following table sets forth summary compensation information for our named executive officers for the fiscal years ended December 31, 2021, 2020 and 2019.
Name and principal position	Year	Salary ($)(1)	Stock awards ($)(2)	Non-equity incentive plan compensation ($)	All other compensation ($)(3)	Total ($)
Matthew Levin(4) President, CEO and Director	2021	$349,038(5)	$7,464,355	$278,780	$5,966	$8,098,139(6)
Alpana Wegner(7) CFO	2021	$368,269	$2,021,148	$142,558	$6,916	$2,538,891
	2020	$290,268(8)	$462,504	$62,015	$6,766	$821,553
Mason R. Holland, Jr.(9) Former Executive Chairman	2021	$170,595(10)	$421,390	$—	$647,079	$1,239,064
	2020	$260,175(11)	$416,026	$146,600	$3,535	$826,336
	2019	$321,602	$493,272	$57,719	$2,294	$874,887
Stephen M. Swad(12) Former CEO, Director	2021	$327,019(12)	$2,808,763(13)	$180,573	$650,066	$3,966,421
	2020	$435,250(14)	$1,945,487	$193,002	$35,139	$2,608,878
	2019	$171,635	$2,891,200	$46,929	$159	$3,109,923

(1)
Reflects base salary earned during the fiscal year covered.

(2)
The reported amounts represent the aggregate grant date fair value of awards of RSUs and PRSUs computed in accordance with FASB ASC Topic 718. The reported amounts for PRSUs also assume target performance will be achieved and are consistent with the estimate of aggregate compensation cost recognized over the service period determined as of the grant date under FASB ASC Topic 718. For 2021, the grant date fair value of all PRSUs at maximum payout potential are $8,047,889, $3,452,448, $2,367,632 and $484,597 for Messrs. Levin and Swad, Ms. Wegner and Mr. Holland, respectively.

(3)
All other compensation consisted of the following:

Name	Year	Life Insurance Premiums ($)	Disability Insurance Premiums ($)	Health Savings Account Contributions ($)	401(k) Plan Matching Contributions ($)	Other ($)	Total ($)
Matthew Levin	2021	$145	$109	—	$5,712	—	$5,966
Alpana Wegner	2021	$249	$186	$1,250	$5,231	—	$6,916
	2020	$249	$186	$1,250	$5,081	—	$6,766
Mason R Holland, Jr	2021	$125	$93	$673	$1,880	$644,308(1)	$647,079
	2020	$249	$186	$1,250	$1,850	—	$3,535
	2019	$249	$164	$1,250	$631	—	$2,294
Stephen M. Swad	2021	$187	$139	$865	$7,337	$641,538(2)	$650,066
	2020	$249	$186	$1,250	$6,277	$27,177(3)	$35,139
	2019	$96	$63	—	—	—	$159

(1)
Mr. Holland’s other compensation consisted of bi-weekly severance payments and a one-time pro-rated bonus payment, as described in “Employment Agreements with Mason R. Holland, Jr.”

(2)
Mr. Swad’s other compensation consisted of bi-weekly severance payments, a one-time bonus payment, and corporate apartment.

(3)
The Company provided Mr. Swad with a corporate apartment as part of his employment agreement.

(4)
Mr. Levin began serving as our President and Chief Executive Officer on May 10, 2021.

(5)
Mr. Levin’s base salary for 2021 reflects the prorated amount for the period of service.

(6)
Annualizing Mr. Levin’s salary of $550,000 and excluding the grant date fair value of his inducement awards of $4,862,775 would have resulted in total compensation of $3,436,326 in 2021 on a normalized basis.

(7)
Ms. Wegner began serving as our Chief Financial Officer on August 24, 2020.

(8)
Ms. Wegner’s base salary while serving as Vice President, Corporate Controller was $244,860 and following Ms. Wegner’s appointment as Chief Financial Officer on August 24, 2020, her base salary was $350,000. Her total base salary for 2020 reflects the total of the prorated amounts for the respective periods of service.

(9)
Mr. Holland served as our Executive Chairman of the Board until his separation from our Company, effective June 30, 2021. Following his separation from our Company, Mr. Holland did not receive an annual incentive bonus for 2021 and his 2021 long-term incentive compensation was canceled. He instead received the severance compensation pursuant to his employment agreement, including a pro rata bonus and his unvested equity awards granted prior to 2021 vested until his separation date, and subsequently any unvested equity awards granted prior to 2021 accelerated and became fully vested. For further discussion, see “Employment Agreements with Mason R. Holland, Jr.” below.

(10)
Mr. Holland served as our Executive Chairman of the Board until his separation from our Company, effective, June 30, 2021. Mr. Holland’s total base salary for 2021 reflects the total of the prorated amounts for his period of service.

(11)
Mr. Holland’s base salary was temporarily reduced to $35,568 as part of the Company’s COVID-19 cost saving efforts. The reduction was in effect from May 17, 2020 until August 23, 2020.

(12)
Mr. Swad served as our Chief Financial Officer until his appointment as our President and Chief Executive Officer, effective August 24, 2020. Mr. Swad served as our President and Chief Executive Officer until May 10, 2021, and thereafter served as Strategic Advisor to the Chief Executive Officer until September 2, 2021. His total base salary for 2021 reflects the total of the prorated amounts for the respective periods of service.

(13)
Mr. Swad was eligible to receive 75% of his annual incentive bonus for 2021 and 25% of his 2021 long-term incentive compensation to align to actual service time through September 2, 2021. His other unvested time-based equity awards will continue to vest for the longer of (i) his service as a member of the board of directors, or (ii) September 2, 2022.

(14)
Mr. Swad’s base salary was temporarily reduced to $340,000 as part of the Company’s COVID-19 cost saving efforts. This salary reduction was in effect until Mr. Swad’s appointment as President and Chief Executive Officer.

Employment Agreements with our President and Chief Executive Officer and Chief Financial Officer
We have entered into employment agreements with the named executive officers that were in their executive officer roles on December 31, 2021, namely, Mr. Levin and Ms. Wegner. Each of these agreements was approved on our behalf by the compensation and talent committee or our board of directors at the recommendation of the compensation and talent committee. We believe that these arrangements were necessary to induce these individuals to forego other employment opportunities or leave their then-current employer for the uncertainty of a demanding position in a new and unfamiliar organization.
In filling each of our executive positions, our board of directors or the compensation and talent committee, as applicable, recognized that it would need to develop competitive compensation packages to attract qualified candidates in a dynamic labor market. At the same time, our board and the compensation and talent committee were sensitive to the need to integrate new executive officers into the executive compensation structure that we were seeking to develop, balancing both competitive and internal equity considerations.
The employment agreements of Mr. Levin and Ms. Wegner contain certain protections in the event of their termination of employment under specified circumstances, including, following a change in control of the Company. We believe that these protections were necessary to induce these individuals to leave their former employment for the uncertainty of a demanding position and help from a retention standpoint. These arrangements provide reasonable compensation to the executive officer if he or she is terminated or resigns under certain circumstances to facilitate his or her transition to new employment. Further, in some instances we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits. We also believe that these arrangements help maintain their continued focus and dedication to their assigned duties to maximize stockholder value if there is a potential transaction that could involve a change in control of the Company.
Under the employment agreements, unless an acquirer has not assumed or substituted a comparable award for an outstanding equity award in connection with a change in control, all payments, benefits and acceleration of vesting of outstanding equity awards in the event of a change in control of the Company are payable only if there is a subsequent loss of employment by an executive officer (a so-called “double-trigger” arrangement). In the case of the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement to protect against the loss of retention value following a change in control of the Company and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction. Additionally, we do not use excise tax payments (or “gross-ups”) relating to a change in control of the Company and have no such obligations in place with respect to any executive officers.
We believe that having in place reasonable and competitive post-employment compensation arrangements in the event of a change in control of the Company are essential to attracting and retaining highly qualified executive officers. The compensation and talent committee does not consider the specific amounts payable under the post-employment compensation arrangements when determining the annual compensation for our executive officers. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.
For an estimate of the potential payments and benefits that they would have been eligible to receive if a hypothetical change in control or other trigger event had occurred on December 31, 2021, see “Potential Payments Upon Termination or Change in Control” below.
Employment Agreement with Matthew Levin
On April 29, 2021, Mr. Levin entered into the Levin Employment Agreement with the Company. The Levin Employment Agreement provides that Mr. Levin’s employment is “at will.” His annual base salary is initially $550,000 and he is eligible to participate in the Company’s short-term incentive program, with a target bonus of 100% of his base salary. Mr. Levin received the One-Time Inducement Grant of 70% RSUs and 30% PRSUs with a total value of $5,000,000, totaling 248,826 RSUs and 106,640 PRSUs. The RSU portion of the One-Time Inducement Grant vests in four equal annual installments beginning on the first anniversary of Mr. Levin’s Start Date. The PRSU portion of the One-Time Inducement Grant will vest in a single installment if the Company’s closing stock price is at least $23.00 for a period of 20 consecutive trading days occurring after the second anniversary of his Start Date and prior to the fifth anniversary of the Start Date. If this price-based requirement is met before the third anniversary of the Start Date, then the PRSU portion of the One-Time Inducement Grant will vest on the third anniversary of the Start Date, provided that Mr. Levin has remained employed by the Company through such date. If the price-based requirement is met after the third anniversary but prior to the fifth anniversary of the Start Date, then the PRSU portion of the One-Time Inducement Grant will vest on the date the price requirement is met, provided that Mr. Levin has remained employed by the Company through such date. The One-Time Inducement Grant was made as an inducement grant under Nasdaq Listing Rule 5635(c)(4). Mr. Levin will also receive an annual equity grant for 2021 of 50% RSUs and 50% PRSUs with a total value of $2,400,000. The RSU portion of the annual equity grant vests in four equal annual installments beginning on the first anniversary of the Start Date. The PRSU portion of the annual equity grant vests over four years based on the achievement of certain specified performance metrics for 2021 plus a requirement of continued employment. We will pay Mr. Levin’s reasonable expenses associated with commuting to and from our primary office and will also provide a corporate apartment in Charleston for a period of 18 months, which may be renewed.

If we terminate Mr. Levin without cause or he resigns for good reason within 12 months of a change of control of the Company, he will receive an amount equal to two times his then-current base salary plus two times his then-current target bonus, payable over 12 months; COBRA premium support for 12 months; and full vesting of all of his equity awards (with any performance-based vesting component deemed to vest at the target level). If we terminate Mr. Levin without cause or he resigns for good reason at any other time, he will receive an amount equal to his then-current base salary plus his then-current target bonus, payable over 12 months; COBRA premium support for 12 months; and additional vesting of all of his equity awards that would have otherwise vested in the 12 months following his termination, except for the One-Time Inducement Grant, which will vest in full so long as Mr. Levin has completed 12 months of service (and a reduced amount if he has not). All of the separation benefits are conditioned upon Mr. Levin entering into a general release of claims in favor of the Company. Mr. Levin is subject to confidentiality, non-competition and non-solicitation covenants for one year following the termination of his employment.
Employment Agreement with Alpana Wegner
In August 2020, we entered into an employment agreement with Alpana Wegner and amended the agreement effective February 28, 2022. Under the agreement, we agreed to pay Ms. Wegner a base salary of $350,000 per year (which was subsequently increased to $375,000). Ms. Wegner was also eligible to receive a target annual incentive bonus of up to 50% of her then-current base pay (which was subsequently increased to 75% of her then-current base pay), subject to adjustment, upon achievement of our Company’s annual performance targets. Ms. Wegner received a one-time grant of RSUs valued at $250,000, vesting in three equal annual installments beginning on the first anniversary of the grant date, subject to the terms of the related award grant notice. See “Outstanding Equity Awards as of December 31, 2021” below for a description of, among other things, equity awards granted to Ms. Wegner in 2021, all of which remained outstanding as of that year end.
In the event we terminate Ms. Wegner’s employment without cause or Ms. Wegner resigns for good reason at any time prior to a change in control, we will provide Ms. Wegner: (i) salary continuation at a rate equal to her base salary then in effect for a period of 12 months following her termination date, (ii) a pro rata portion of her target annual bonus, and (iii) an insurance premium in an amount equal to that which was paid on her behalf prior to the termination of her employment paid during the same period in which she is receiving salary continuation payments. Further, any outstanding RSUs, PRSUs and stock rights vesting that would have otherwise vested in the 12 months following her termination will immediately vest and become exercisable.
In the event we or our acquirer terminates Ms. Wegner’s employment without cause or Ms. Wegner resigns for good reason at the time of, or within 12 months following, a change in control of our Company, we or our acquirer will provide Ms. Wegner: (i) salary continuation at a rate equal to her base salary then in effect for a period of 12 months, (ii) a pro rata portion of her target annual bonus, (iii) an insurance premium in an amount equal to that which was paid on her behalf prior to the termination of her employment paid during the same period in which she is receiving salary continuation, and (iv) accelerated vesting of all unvested and outstanding RSU awards, PRSU awards and any other stock rights.
During and after her employment, Ms. Wegner is subject to a covenant related to the non-disclosure of trade secrets and confidential information. For one year following the date of termination, for any reason, Ms. Wegner is subject to covenants related to the non-solicitation of customers, employees or consultants and a covenant not to compete with the Company within the United States.
Other Employment Agreements
Employment Agreements with Mason R. Holland, Jr.
In January 2007, we entered into an employment agreement with Mason Holland, our former Executive Chairman, which set forth the terms and conditions of his employment in that position. The agreement continued for terms of three years, which was to be extended automatically each day, for an additional day, so that the remaining term continued to be three years in length. Either we or Mr. Holland could at any time fix the term to a finite term of three years. Under the terms of the agreement, we were required to pay Mr. Holland a salary at a rate of not less than $200,000 per year. The board of directors was to review

Mr. Holland’s salary at least annually and increase his salary by at least 5% per year. Mr. Holland waived his base salary increase in 2020. The Company was not permitted to decrease Mr. Holland’s base salary under these agreements without his consent.
Mr. Holland was eligible to participate in any management incentive programs we establish, and he could receive incentive compensation based upon achievement of targeted levels of performance and other criteria established by the board of directors or compensation and talent committee. In the event we achieved the annual financial targets approved by the board, Mr. Holland was entitled to an annual bonus in an amount at least equal to his then-current base salary.
On January 26, 2021, the Company decided to eliminate the position of Executive Chairman and announced that Mr. Holland would step down from his position as Executive Chairman and a member of the board of directors, to be effective at the 2021 annual meeting of stockholders. On January 26, 2021, the Company and Mr. Holland entered into an advisory and board observation agreement, pursuant to which Mr. Holland was to serve as an advisor to the board with observer rights after the 2021 annual meeting of stockholders. On March 5, 2021, the board and Mr. Holland agreed that Mr. Holland would not serve as an advisor to the Company or earn any related advisor compensation and that Mr. Holland would forgo all observer rights under the advisory and board observation agreement after the 2021 annual meeting of stockholders. The remaining terms of the advisory and board observation agreement remain in full force and effect.
Following the 2021 annual meeting of stockholders, in accordance with the terms of his previously negotiated employment agreement, Mr. Holland was legally entitled to and has or will receive certain benefits for termination without cause as a result of the elimination of the position of Executive Chairman, including: (i) a pro rata payment of the average of the annual bonuses paid or payable during the three full fiscal years ended prior to the termination date (the “Bonus Amount”), (ii) payment each month, for a period of 36 months, of 1/12 of the sum of his current base salary and the Bonus Amount, and (iii) continuation of his benefits, including life insurance, disability, medical, dental, and hospitalization, for 36 months following the separation date. Additionally, upon his separation date, his remaining unvested incentive equity awards granted prior to 2021 to Mr. Holland accelerated and became fully vested.
During and after his employment, Mr. Holland is subject to a covenant related to the non-disclosure of trade secrets and confidential information. For 24 months following the separation date, for any reason, except with adequate justification, Mr. Holland is subject to covenants related to the non-solicitation of customers, employees or consultants and a covenant not to compete with the Company. In the event Mr. Holland, during the 24 months following the separation date, becomes employed by a company that engages, in whole or part, in the same or substantially the same business as ours, he will forfeit any remaining severance payments.
Employment Agreement with Stephen M. Swad
In July 2019, we entered into an employment agreement with Stephen M. Swad. Under the agreement, we agreed to pay Mr. Swad a base salary of $425,000 per year. Mr. Swad was also eligible to receive a target bonus of up to 75% of his then-current base pay, subject to adjustment, upon achievement of our Company’s annual performance targets. Mr. Swad received a one-time signing bonus consisting of (i) a cash bonus of $325,000, subject to repayment if he terminates his employment for other than “good reason” or the Company terminates his employment for “cause” within 12 months of his employment commencement, and (ii) a grant of RSUs valued at $2,000,000, with 25% vesting on the first anniversary of the date of grant, and the remaining 75% of the RSUs vesting in equal amounts quarterly for the following three years. Additionally, Mr. Swad received a one-time grant of RSUs valued at $1,000,000 on August 1, 2019, vesting in four equal annual installments beginning on the first anniversary of the date of grant, subject to the terms of the related award grant notice.
In connection with Mr. Swad’s appointment as President and Chief Executive Officer, the Company and Mr. Swad entered into an amendment to his employment agreement dated August 25, 2020 (the “Swad Amendment”). The Swad Amendment increased Mr. Swad’s annual base salary to $475,000, increased the percentage of his annual salary that he was eligible to receive as an annual bonus to 100%, extended the time the Company would rent him an apartment in Charleston, provided he would receive RSUs valued at

$700,000 vesting in three equal annual installments beginning on the first anniversary of the grant date, and updated his title and duties to reflect his becoming the Company’s President and Chief Executive Officer.
From May 10, 2021 until September 2, 2021, Mr. Swad transitioned to the role of Strategic Advisor to the Chief Executive Officer. Following September 2, 2021 (the “Separation Date”), Mr. Swad continues to serve as a Class I director and will hold office until the 2023 Annual Meeting or until his successor is duly elected and qualified. In connection with his separation from our Company as President and Chief Executive Officer, on May 3, 2021, the Company and Mr. Swad entered into the Swad Second Amendment. Pursuant to the Swad Second Amendment, following the Separation Date, Mr. Swad will receive separation benefits for termination without cause under his employment agreement, including: (i) continued payment of his base salary for 12 months following the Separation Date; (ii) payment of his 2021 annual bonus on a prorated basis of 75% to align to actual service time; and (iii) COBRA premium support for 12 months following the Separation Date. As of the Separation Date, Mr. Swad forfeited 75% of the 2021 Long Term Incentive Grant dated April 1, 2021 (“2021 LTI Grant”). Mr. Swad received 25% of his 2021 LTI Grant to align to actual service time, with the remainder of the 2021 LTI Grant comprised of 50% RSUs and 50% PRSUs, paid on April 1, 2022 based on the Company’s performance against targets in accordance with the Company’s plans, policies and practices. The material terms of Mr. Swad’s previously granted equity awards subject to time-based vesting remain unchanged and will continue to vest for the longer of: (i) his service as a member of the board of directors, or (ii) for 12-months following the Separation Date. Following the 2023 Annual Meeting, or earlier removal from the board without cause or due to a change of control, any remaining unvested equity awards previously granted to Mr. Swad subject to time-based vesting will accelerate and become fully vested. In exchange for these separation benefits, Mr. Swad entered into a general release of claims in favor of the Company.
During and after his employment, Mr. Swad is subject to a covenant related to the non-disclosure of trade secrets and confidential information. For one year following the date of termination, Mr. Swad is subject to covenants related to the non-solicitation of customers, employees or consultants and a covenant not to compete with the Company within the United States.
Potential Payments on Change of Control
If the severance payments called for in our employment agreements with our named executive officers serving as of December 31, 2021, as described above under “Employment Agreements”, had been triggered on December 31, 2021, we would have been obligated to make the following payments:
	Upon Termination without Cause or Resignation for Good Reason – No Change of Control				Upon Termination without Cause or Resignation for Good Reason – Change of Control
Name	Cash Severance ($)	Value of Accelerated Vesting(1) ($)	Value of Benefits ($)	Total ($)	Cash Severance ($)	Value of Accelerated Vesting(1) ($)	Value of Benefits ($)	Total ($)
Matthew Levin President, CEO and Director	$1,378,780	$1,274,876	$10,860	$2,664,516	$2,478,780	$4,274,472	$10,860	$6,764,112
Alpana Wegner CFO	$375,000	$619,536	$14,898	$1,009,434	$517,558	$1,705,108	$14,898	$2,237,564
Mason R. Holland, Jr.(2) Former Executive Chairman	—	—	—	—	—	—	—	—
Stephen M. Swad(3) Former CEO, Director	—	—	—	—	—	—	—	—

(1)
The value of accelerated vesting equals $10.66, the closing sale price per share of our common stock on the Nasdaq Global Market on December 31, 2021, multiplied by the number of shares subject to accelerated vesting.

(2)
Mr. Holland served as our Executive Chairman of the Board until his separation from our Company, effective June 30, 2021. Following his separation from our Company, Mr. Holland received the severance compensation pursuant to his employment agreement, as described in “Employment Agreements with Mason R. Holland, Jr.” above.

(3)
Mr. Swad served as our President and Chief Executive Officer until his separation from our Company,

effective May 10, 2021. He continued to serve our Company as Strategic Advisor to the Chief Executive Officer through September 2, 2021.
2021 Grants of Plan-Based Awards Table
The following table summarizes equity awards and non-equity incentive plan awards granted to our named executive officers in 2021, as of the date of grant.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All other stock awards: Number of time- based RSUs(2) (#)	Grant Date Fair Value of Stock Awards ($)(3)
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Matthew Levin(4) President, CEO and Director	May 4, 2021					19,550(5)	19,550		$267,444
	May 4, 2021					85,312(6)	127,968		$1,167,068
	May 4, 2021							85,312(7)	$1,167,068
	May 4, 2021							248,826(7)	$3,403,940
	May 4, 2021					106,640(8)	106,640		$1,458,835
	May 4, 2021	$0	$275,000	$550,000
Alpana Wegner CFO	April 1, 2021					9,963(5)	9,963		$138,585
	April 1, 2021					49,816(6)	74,725		$692,941
	April 1, 2021							49,817(9)	$692,954
	April 1, 2021	$0	$140,625	$281,250
	September 8, 2021							42,414(10)	$496,668
Mason R. Holland, Jr.(11) Former Executive Chairman	April 1, 2021					12,118(11)	12,118		$168,561
	April 1, 2021					9,088(11)	13,632		$126,414
	April 1, 2021							9,088(11)	$126,414
	April 1, 2021	$0	$171,034	$342,068
Stephen M. Swad(12) Former CEO, Director	April 1, 2021					16,827(5)	16,827		$234,064
	April 1, 2021					92,548(6)	138,823		$1,287,343
	April 1, 2021							92,549(6)	$1,287,357
	April 1, 2021	$0	$237,500	$475,000

(1)
Represents the aggregate cash incentive components of the 2021 annual incentives payable to the named executive officer, as summarized in “Compensation Discussion and Analysis — Compensation Elements” above.

(2)
Represents the aggregate equity incentive components of the 2021 annual incentives granted in the form of PRSUs and RSUs to the named executive officer, as summarized in “Compensation Discussion and Analysis — Compensation Elements” above.

(3)
The reported amounts represent the aggregate grant date fair value of awards of PRSUs and RSUs computed in accordance with FASB ASC Topic 718, excluding the estimate of forfeitures. The reported amounts for PRSUs also assume target performance goals will be achieved and are consistent with the estimate of aggregate compensation cost recognized over the service period determined as of the grant date under FASB ASC Topic 718.

(4)
Mr. Levin was appointed our President, Chief Executive Officer and Director, effective May 10, 2021.

(5)
A percentage of the PRSUs were to vest upon the achievement of a revenue goal, an adjusted EBITDA goal, and software revenue retention goal, during the period of January 1, 2021 through December 31, 2021, as summarized in “Compensation Discussion and Analysis — Compensation Elements” above. Our board of directors determined that, effective on April 1, 2022 (and in the case of Mr. Levin, May 10, 2022), a total of 19,550, 9,963 and 12,620 PRSUs vested for Mr. Levin, Ms. Wegner, and Mr. Swad, respectively.

(6)
Up to a quarter of the PRSUs are eligible to vest on each of April 1, 2022, April 1, 2023, April 1, 2024 and April 1, 2025 (and in the case of Mr. Levin, May 10, 2022, April 1, 2023, April 1, 2024 and April 1, 2025). Annually, a percentage of the PRSUs vest upon the achievement of a Rule of 40 goal and an annual recurring revenue subscription bookings growth goal, as summarized in “Compensation Discussion and Analysis — Compensation Elements” above. For the period of January 1, 2021 through December 31, 2021, our board of directors determined that, effective on April 1, 2022 (and in the case of Mr. Levin, May 10, 2022), a total of 41,047, 23,966, 11,130 PRSUs vested for Mr. Levin, Ms. Wegner, and Mr. Swad, respectively.
(7)
Represents RSUs which vest in four equal annual installments beginning on May 10, 2022, subject to continued employment.

(8)
The PRSUs will vest upon the achievement of our closing stock price being at least $23.00 for a period of twenty (20) consecutive trading days (the “Performance Event”), during the period of May 10, 2023 through May 10, 2026. If the Performance Event occurs on or before May 10, 2024 then the PRSUs will vest on May 10, 2024, subject to Mr. Levin’s continued employment. If the Performance Event occurs after May 10, 2024 but on or prior to May 10, 2026 then the PRSUs will vest upon the occurrence of the Performance Event, subject to Mr. Levin’s continued employment.

(9)
Represents RSUs which vest in four equal annual installments beginning on April 1, 2022, subject to continued employment.

(10)
Represents RSUs which vest in four equal annual installments beginning on September 1, 2022, subject to continued employment.

(11)
Mr. Holland served as our Executive Chairman of the Board until his separation from our Company, effective June 30, 2021. Following his separation from our Company, Mr. Holland did not receive an annual incentive bonus for 2021 and his 2021 long-term incentive compensation was canceled. He instead received the severance compensation pursuant to his employment agreement, including a pro rata bonus and his unvested equity awards granted prior to 2021 vested until his separation date, and subsequently any unvested equity awards granted prior to 2021 accelerated and became fully vested. For further discussion, see “Employment Agreements with Mason R. Holland, Jr.” above.

(12)
Mr. Swad served as our President and Chief Executive Officer until May 10, 2021, and thereafter served as Strategic Advisor to the Chief Executive Officer until September 2, 2021. Mr. Swad was eligible to receive 75% of his annual incentive bonus for 2021 and 25% of his 2021 long-term incentive compensation to align to actual service time through September 2, 2021. See “Employment Agreement with Stephen M. Swad” above for a discussion of Mr. Swad’s compensation arrangements.

Outstanding Equity Awards as of December 31, 2021 Table
The following table lists the outstanding equity awards held by our named executive officers as of December 31, 2021:
	Stock awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: number of unearned units (#)	Equity incentive plan awards: market value of unearned units ($)(1)
Matthew Levin(2) President, CEO and Director	85,312(3)	$909,426
	248,826(3)	$2,652,485
			19,550(4)	$208,403
			127,968(5)	$1,364,139
			106,640(6)	$1,136,782
Alpana Wegner CFO	936(7)	$9,978
	1,011(8)	$10,777
	420(9)	$4,477
	145(10)	$1,546
	475(11)	$5,064
	2,165(12)	$23,079
	3,544(13)	$37,779
			9,963(14)	$106,206
			74,725(15)	$796,569
	7,343(16)	$78,726
	14,526(17)	$154,847
	49,817(18)	$531,049
	42,414(19)	$452,133
Mason R. Holland, Jr.(20) Former Executive Chairman	—	—

Stephen M. Swad.(21) Former CEO, Director	33,731(22)	$359,572
	19,274(23)	$205,461
	37,528(16)	$400,048
	40,673(17)	$433,574
	23,137(18)	$246,640
	33,174(16)	$360,031
			12,620(14)	$134,529
			34,705(15)	$369,955

(1)
Based on $10.66 per share which was the closing price of our common stock on the Nasdaq Global Market on December 31, 2021, the last trading day of that fiscal year.

(2)
Mr. Levin was appointed our President, Chief Executive Officer and Director, effective May 10, 2021.

(3)
The shares subject to this grant of RSUs vest in four equal annual installments beginning on May 10, 2022, subject to continued employment.

(4)
The amount reported represents the number of PRSUs granted to Mr. Levin on May 4, 2021, as previously described, and assumes target performance goals will be achieved. A percentage of the PRSUs were to vest upon the achievement of a revenue goal, an adjusted EBITDA goal, and software revenue retention goal, during the period of January 1, 2021 through December 31, 2021, as summarized in “Compensation Discussion and Analysis — Compensation Elements” above. Our board of directors has determined that, effective on May 10, 2022, a total of 19,550 PRSUs will vest for Mr. Levin.

(5)
The amount reported represents the number of PRSUs granted to Mr. Levin on May 4, 2021, as previously described, and assumes target performance goals will be achieved. A percentage of the PRSUs were to vest upon the achievement of a Rule of 40 goal and an annual recurring revenue subscription bookings growth goal during the period of January 1, 2021 through December 31, 2021, as summarized in “Compensation Discussion and Analysis — Compensation Elements” above. Our board of directors has determined that, effective on May 10, 2022, a total of 41,047 PRSUs will vest for Mr. Levin.

(6)
The PRSUs will vest upon the achievement of our closing stock price being at least $23.00 the “Performance Event”, during the period of May 10, 2023 through May 10, 2026. If the Performance Event occurs on or before May 10, 2024 then the PRSUs will vest on May 10, 2024, subject to Mr. Levin’s continued employment. If the Performance Event occurs after May 10, 2024 but on or prior to May 10, 2026 then the PRSUs will vest upon the occurrence of the Performance Event, subject to Mr. Levin’s continued employment.

(7)
The shares subject to this grant of RSUs vest in four equal annual installments beginning on January 1, 2019, subject to continued employment.

(8)
The shares subject to this grant of PRSUs represented a right to receive one share of our common stock upon the Company’s achievement of annual recurring revenue bookings percentage growth goals during the period of January 1, 2018 through December 31, 2018 and vest in four equal annual installments beginning on April 1, 2019, subject to continued employment.

(9)
The shares subject to this grant of RSUs vest in four equal annual installments beginning on April 1, 2019, subject to continued employment.

(10)
The shares subject to this grant of RSUs vest in four equal annual installments beginning on February 1, 2020, subject to continued employment.

(11)
The shares subject to this grant of RSUs vest in four equal annual installments beginning on April 1, 2020, subject to continued employment.

(12)
The shares subject to this grant of RSUs vest in four equal annual installments beginning on November 1, 2020, subject to continued employment.

(13)
The shares subject to this grant of RSUs vest in four equal annual installments beginning on January 1, 2021, subject to continued employment.

(14)
The amount reported represents the number of PRSUs granted to the named executive officer on April 1, 2021, as previously described, and assumes target performance goals will be achieved. A percentage of the PRSUs were to vest upon the achievement of a revenue goal, an adjusted EBITDA goal, and a software revenue retention goal, during the period of January 1, 2021 through December 31, 2021, as summarized in “Compensation Discussion and Analysis — Compensation Elements” above. Our board of directors determined that, effective on April 1, 2022, a total of 9,963, 0 and 12,620 PRSUs vested for Ms. Wegner, Messrs. Holland and Swad, respectively.

(15)
The amount reported represents the number of PRSUs granted to the named executive officer on April 1, 2021, as previously described, and assumes target performance goals will be achieved. A percentage of the PRSUs were to vest upon the achievement of a Rule of 40 goal and an annual recurring revenue subscription bookings growth goal during the period of January 1, 2021 through December 31, 2021, as summarized in “Compensation Discussion and Analysis — Compensation Elements” above. Our board of directors determined that, effective on April 1, 2022, a total of 23,966, 0 and 11,130 PRSUs vested for Ms. Wegner and Messrs. Holland and Swad, respectively.

(16)
The shares subject to this grant of RSUs vest in three equal annual installments beginning on May 1, 2021, subject to continued employment.

(17)
The shares subject to this grant of RSUs vest in three equal annual installments beginning on September 1, 2021, subject to continued employment.

(18)
The shares subject to this grant of RSUs vest in four equal annual installments beginning on April 1, 2022, subject to continued employment.

(19)
The shares subject to this grant of RSUs vest in four equal annual installments beginning on September 1, 2022, subject to continued employment.

(20)
Mr. Holland served as our Executive Chairman of the Board until his separation from our Company,

effective June 30, 2021. Following his separation from our Company, Mr. Holland did not receive an annual incentive bonus for 2021 and his 2021 long-term incentive compensation was canceled. He instead received the severance compensation pursuant to his employment agreement, including a pro rata bonus and his unvested equity awards granted prior to 2021 vested until his separation date, and subsequently any unvested equity awards granted prior to 2021 accelerated and became fully vested. For further discussion, see “Employment Agreements with Mason R. Holland, Jr.” above.
(21)
Mr. Swad served as our President and Chief Executive Officer until May 10, 2021, and thereafter served as Strategic Advisor to the Chief Executive Officer until September 2, 2021. Mr. Swad was eligible to receive 75% of his annual incentive bonus for 2021 and 25% of his 2021 long-term incentive compensation to align to actual service time through September 2, 2021. His other unvested time-based equity awards will continue to vest for the longer of (i) his service as a member of the board of directors, or (ii) September 2, 2022.

(22)
The shares subject to this grant of RSUs vest 25% on August 1, 2020. 6.25% of the restricted stock units vest on each three-month anniversary thereafter, subject to continued employment.

(23)
The shares subject to this grant of RSUs vest in four equal annual installments beginning on August 1, 2020, subject to continued employment.

2021 Stock Vested Table
The following table sets forth information on the aggregate number and value of all RSUs and PRSUs vested for each named executive officer in the year ended December 31, 2021.
Stock Vested during the year ended December 31, 2021
	Stock awards
Name	Number of shares acquired on vesting (#)	Value realized on vesting(1) ($)
Matthew Levin President, CEO and Director	—	$—
Alpana Wegner CFO	18,444	$238,239
Mason R. Holland, Jr.(2) Former Executive Chairman	47,975	$666,127
Stephen M. Swad(3) Former CEO, Director	99,238	$1,292,949

(1)
The aggregate value realized equals the fair market value of the shares acquired, based on the closing sale price of our common stock on the Nasdaq Global Market immediately preceding vesting.

(2)
Mr. Holland served as our Executive Chairman of the Board until his separation from our Company, effective June 30, 2021. Following his separation from our Company, Mr. Holland did not receive an annual incentive bonus for 2021 and his 2021 long-term incentive compensation was canceled. He instead received the severance compensation pursuant to his employment agreement, including a pro rata bonus and his unvested equity awards granted prior to 2021 vested until his separation date, and subsequently any unvested equity awards granted prior to 2021 accelerated and became fully vested. For further discussion, see “Employment Agreements with Mason R. Holland, Jr.” above.

(3)
Mr. Swad served as our President and Chief Executive Officer until May 10, 2021, and thereafter served as Strategic Advisor to the Chief Executive Officer until September 2, 2021. Mr. Swad was eligible to receive 75% of his annual incentive bonus for 2021 and 25% of his 2021 long-term incentive compensation to align to actual service time through September 2, 2021. His other time-based unvested equity awards will continue to vest for the longer of (i) his service as a member of the board of directors, or (ii) September 2, 2022. For further discussion, see “Employment Agreement with Stephen M. Swad” above.

CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of the SEC’s Regulation S-K, we are providing the following information about the relationship between the median of the annual total compensation of all our employees and the annual total compensation of Mr. Levin, our President and Chief Executive Officer on the date we selected to identify the median employee. The pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. However, due to the flexibility afforded by Item 402(u) in calculating the CEO Pay Ratio, our CEO Pay Ratio may not be comparable to the CEO pay ratios presented by other companies.
For 2021:
•
the median of the annual total compensation of all our employees of our Company (other than Mr. Levin) was $85,942; and

•
the compensation of Mr. Levin as Chief Executive Officer annualized for 2021 was $8,299,101.

Based on this information, for 2021 the ratio of the annual total compensation of Mr. Levin to the median of the annual total compensation of all our employees was estimated to be 97 to 1.
To identify the median employee, compensation data was gathered for our entire employee population as of December 1, 2019, including part-time employees and excluding our Chief Executive Officer and employees from companies acquired during 2019. We have no non-U.S. employees. We used total 2019 regular wages for the first payroll in December 2019 as the compensation measure that best reflects the compensation of all our employees. This compensation measure was consistently applied to all of our employees included in the calculation. In accordance with SEC rules, after identifying our median employee, the 2021 annual total compensation of the median employee and our Chief Executive Officer were determined using the same methodology that we use to determine our named executive officers’ annual total compensation for the 2021 Summary Compensation Table.
CEO Pay Ratio without the One-Time Inducement Grant
Because Mr. Levin’s One-Time Inducement Grant (which is discussed in the Compensation Discussion and Analysis on page 46) was an initial grant with three purposes: (i) to compensate Mr. Levin for the forgone awards from Mr. Levin’s previous employment; (ii) to create further alignment between Mr. Levin and our public stockholders through a performance-based award with vesting based on strong stock price performance; and (iii) to retain and motivate Mr. Levin’s performance over the next several years through an additional retention-based award, we are presenting an alternative calculation of the pay ratio. The alternative calculation excludes the One-Time Inducement Grant’s grant date fair value of $4,862,775, but includes all other annual compensation of Mr. Levin, as reported in the 2021 Summary Compensation Table. In that case, Mr. Levin’s compensation would have been $3,436,326.
Based on this information, for 2021 the ratio of the annual total compensation of Mr. Levin to the median of the annual total compensation of all employees would have been estimated to be 40 to 1.

DIRECTOR COMPENSATION
Each of our non-employee, independent directors receives an annual retainer of $180,000, payable at the director’s election either 50% in cash and 50% in RSUs, or 100% in RSUs. We also pay such directors the following cash fees for each quarter they chair one of the board committees: audit, $6,250; compensation and talent, $2,500; and nominating and governance, $1,875. Other members of the committees receive the following annual cash fees: audit, $9,000; compensation and talent, $5,000; and nominating and governance, $3,750. We pay our independent Chair an annual cash fee of $40,000.
Director Stock Ownership Guidelines
Our Company maintains stock ownership guidelines for directors. The guidelines require our directors to own stock in our Company with a cash value of $225,000 or 3,750 shares, whichever is less. Directors need not own the requisite number of shares until he or she has completed three years of service as a director of our Company. If the ownership requirement is not met after the director has completed three years of service as a director of our Company, then all payments made to him or her by our Company will be entirely in the form of RSUs until the required ownership level is reached. For purposes of calculating the number of shares held by a director, shares that are owned directly are counted along with (a) shares over which the director has investment or voting power, and (b) shares that may be acquired pursuant to vested, in-the-money options to acquire shares of our common stock. Shares used to achieve the minimum director ownership requirement may not be pledged, used as security, or otherwise encumbered by a director.
As of December 31, 2021, all of our directors subject to the policy were in compliance with the stock ownership policy.
The following table sets forth the total compensation paid to each of our non-employee, independent directors serving in 2021.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Douglas A. Dennerline	$33,955	$181,064(1)	$215,019
Mason R. Holland, Jr.(2)	—	—	—
Barry Libert(3)	—	—	—
A. Lanham Napier	—	—	—
John J. Park	$7,641	$176,801(4)	$184,442
Francis J. Pelzer V(5)	$35,401	$181,064(1)(6)	$216,465
Coretha M. Rushing	$54,462	$289,716(7)	$344,178
Stephen M. Swad(8)	—	—	—
Ana M. White	$7,048	—(9)	$7,048
James Bradley Wilson	$1,311	$204,165(10)	$204,476
Zeynep Young	—	—	—

(1)
On July 1, 2021, the board of directors approved grants of RSUs to each of Messrs. Dennerline and Pelzer for 12,778 shares of our common stock with an aggregate grant date fair value for each director of $181,064, computed in accordance with FASB ASC Topic 718. These grants of RSUs vest on the earlier of July 1, 2022 or the Annual Meeting of our Company, subject to the director’s continued service on the board.

(2)
Mr. Holland was a named executive officer during a portion of 2021, and also served as a director. He received no additional compensation for service provided as a director in 2021.

(3)
Mr. Libert began serving as a director of our Company on September 10, 2020 and resigned on January 26, 2021.

(4)
On August 5, 2021, the board of directors approved an initial grant of RSUs to Mr. Park for 15,374 shares of our common stock with an aggregate grant date fair value of $176,801. This grant of RSUs vests in three equal annual installments beginning on the earlier of the anniversary date of the grant or the Annual Meeting, subject to the director’s continued service on the board.

(5)
Mr. Pelzer resigned from the board of directors, effective April 4, 2022.

(6)
Mr. Pelzer also holds an option to purchase 50,000 shares of our common stock, granted to him in 2013 for service on the board of directors. On December 31, 2021, all shares subject to this option were vested.

(7)
On March 15, 2021, the board of directors approved an initial grant of RSUs to Ms. Rushing for 13,191 shares of our common stock with an aggregate grant date fair value of $199,184. This grant of RSUs vests in three equal annual installments beginning on March 15, 2022, subject to the director’s continued service on the board. Additionally, on July 1, 2021, the board of directors approved a grant of RSUs to Ms. Rushing for 6,389 shares of our common stock with an aggregate grant date fair value for her of $90,532, computed in accordance with FASB ASC Topic 718. Ms. Rushing elected to receive her annual director compensation as 50% in cash and 50% in RSUs. This grant of RSUs vests on the earlier of July 1, 2022 or the Annual Meeting of our Company, subject to the director’s continued service on the board.

(8)
Mr. Swad is our former Chief Executive Officer and also serves as a director, and did not receive additional compensation for service provided as a director through September 2, 2021, during his period of service as our President and Chief Executive Officer and Advisor to the Chief Executive Officer, or thereafter.

(9)
Ms. White resigned from the board of directors, effective March 23, 2021.

(10)
On November 5, 2021, the board of directors approved an initial grant of RSUs to Mr. Wilson for 18,229 shares of our common stock with an aggregate grant date fair value of $204,165. This grant of RSUs vests in three equal annual installments beginning on the earlier of the anniversary date of the grant or the Annual Meeting, subject to the director’s continued service on the board.

Mr. Levin is our President and Chief Executive Officer, and also serves as a director, and did not receive additional compensation for service provided as a director in 2021.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a summary of each transaction or series of similar transactions since January 1, 2021 to which we were or are a party in which:
•
the amount involved exceeded or exceeds $120,000; and

•
any of our directors or executive officers, any holder of 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Landlord — Daniel Island Executive Center, LLC and DIEC II, LLC
We lease real property from Daniel Island Executive Center, LLC (“DIEC, LLC”) and DIEC II, LLC for use as our corporate headquarters in Charleston, South Carolina under three lease agreements. Pursuant to an amendment to each lease executed on December 12, 2016, each lease agreement expires on December 31, 2031. Under the three leases, an aggregate of $127.5 million of lease payments were remaining as of January 1, 2021. We made payments related to these agreements in the amount of $6.5 million for the year ended December 31, 2021.
On March 13, 2020, our Company executed an amendment to leases amending: (i) the Lease Agreement dated January 1, 2009, as amended, between the Company and DIEC, LLC; (ii) the Lease Agreement dated May 31, 2005, as amended, between the Company and DIEC, LLC; and (iii) the Commercial Lease Agreement dated December 13, 2013, as amended, between the Company and DIEC II, LLC. Pursuant to the amendment to these leases, the Company paid DIEC, LLC and DIEC II, LLC $4.0 million for rent due to DIEC, LLC and DIEC II, LLC from January 1, 2021 to June 1, 2021, representing an approximately 17% discount on rent due for those periods. DIEC, LLC and DIEC II, LLC are South Carolina limited liability companies. The Holland Family Trust, with which Mason Holland (our former Executive Chairman of the board and a significant stockholder) is affiliated, is part owner of DIEC, LLC and DIEC II, LLC. See below under “Procedures for Approval of Related Party Transactions” for a description of the measures taken to ensure the price and negotiation process with respect to the above lease agreements were fair to the Company and our stockholders. At the end of 2021, the building the Company uses as its corporate headquarters was sold to an unaffiliated third party. The third party assumed the DIEC II, LLC lease agreement, and going forward, the lease agreement will not be considered a related party transaction.
Indemnification Agreements
Our Charter and our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by law. In addition, as permitted by the laws of the State of Delaware, we have entered into indemnification agreements with each of our directors. Under the terms of our indemnification agreements, we are required to indemnify each of our directors, to the fullest extent permitted by the laws of the State of Delaware, if the indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of our Company, and with respect to any criminal proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful. We must indemnify our officers and directors against any and all (A) costs and expenses (including attorneys’ and experts’ fees, expenses and charges) actually and reasonably paid or incurred in connection with investigating, defending, being a witness in or participating in, or preparing to investigate, defend, be a witness in or participate in, and (B) judgments, fines, penalties and amounts paid in settlement in connection with, in the case of either (A) or (B), any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, by reason of the fact that (x) such person is or was a director or officer, employee, agent or fiduciary of our Company or (y) such person is or was serving at our request as a director, officer, employee or agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefits plan or other enterprise. The indemnification agreements will also require us, if so requested, to advance within 30 days of such request any and all costs and expenses that such director or officer incurred, provided that such person will return any such advance if it is ultimately determined that such person is not entitled to be indemnified for such costs and expenses. Our Bylaws also require that such person return any such advance if it is ultimately determined that such person is not entitled to indemnification by us as authorized by the laws of the State of Delaware.
We are not required to provide indemnification under our indemnification agreements for certain matters, including: (1) indemnification in connection with certain proceedings or claims initiated or brought voluntarily by the indemnitee; (2) indemnification related to disgorgement of profits made from the purchase or sale of securities of our Company under Section 16(b) of the Exchange Act, or similar provisions of state statutory or common law; (3) indemnification that is finally determined, under the procedures and subject to the presumptions set forth in the indemnification agreements, to be unlawful; or (4) indemnification for liabilities for which the director has received payment under any insurance policy for such person’s benefit, our Charter or Bylaws or any other contract or otherwise, except with respect to any excess amount beyond the amount so received by such director or officer. The indemnification agreements will require us, to the extent that we maintain an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of our Company or of any other corporation, partnership, joint venture, trust, employee benefits plan or other enterprise that such person serves at the request of our Company, to cover such person by such policy or policies to the maximum extent available.
Employment Agreements
We have entered into employment agreements with certain of our executive officers that provide for salary, bonus and severance compensation. For more information regarding these employment agreements, see “Executive Compensation - Compensation Discussion and Analysis — Employment Agreements”.
Equity Issued to Executive Officers and Directors
We have granted RSUs and PRSUs to our executive officers and directors in 2021, as more fully described in “Executive Compensation — Compensation Discussion and Analysis — Outstanding Equity Awards as of December 31, 2021” and “Director Compensation”.
Procedures for Approval of Related Party Transactions
Our audit committee, pursuant to its written charter, is responsible for reviewing and approving or ratifying any related party transaction reaching a certain threshold of significance. In situations involving a related party transaction with a member of our board of directors, the disinterested directors take on this responsibility. In the course of its review and approval or ratification of a related party transaction, the committee or disinterested directors, among other things, consider(s), consistent with Item 404 of Regulation S-K, the following:
•
the nature and amount of the related person’s interest in the transaction;

•
the material terms of the transaction, including, without limitation, the amount and type of transaction; and

•
any other matters our audit committee deems appropriate, including advice of independent counsel and other relevant advisors (for example, independent real estate advisory firms with respect to leasing matters and/or independent financial advisors with respect to financial transactions).

Any director who is a related person with respect to a transaction under review is not permitted to participate in the deliberations or vote regarding approval or ratification of the transaction. However, such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Our compensation and talent committee consists of Ms. Rushing (Chair) and Messrs. Dennerline and Wilson. Ms. White served as our compensation and talent committee Chair until she stepped down in March 2021 and then Mr. Pelzer assumed the position of Chair. Mr. Pelzer served as Chair until he stepped down in August 2021, but continued service as a committee member until he stepped down in April 2022. Mr. Park served as our compensation and talent committee Chair from August 2021 until April 2022, when Ms. Rushing assumed the position of Chair. Mr. Dennerline served on the committee until he stepped down in August 2021 and he rejoined the committee in April 2022. None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of another entity that has one or more executive officers serving on our board or compensation and talent committee. No interlocking relationship exists between any member of our board or any member of the compensation committee (or other committee performing equivalent functions) of any other company.

SOLICITATION MATTERS
The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies by the board of directors and certain officers of the Company therefor. These expenses may include, among other things, the costs of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners and reimbursement paid to brokerage firms, banks and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owners’ voting instructions. In addition to soliciting proxies by mail, directors and certain officers may solicit proxies on behalf of our board, without additional compensation, personally, by telephone, via the Internet or via email. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.
We have retained Okapi to solicit proxies in connection with the Annual Meeting. Under our agreement with Okapi, Okapi will receive up to $25,000 plus reimbursement for reasonable out-of-pocket expenses. Okapi will solicit proxies in person, by mail, telephone, email or facsimile.
STOCKHOLDER PROPOSALS
Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable Delaware law and our Bylaws. We have not received any stockholder proposals this year for consideration at the Annual Meeting.
Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for the 2023 Annual Meeting, it must be delivered to our principal executive offices located at 100 Benefitfocus Way, Charleston, South Carolina 29492 by January 9, 2023; provided, however, that if the date of the 2023 Annual Meeting is more than 30 days before or after June 9, 2023, notice by the stockholder must be delivered to us a reasonable time before we begin to print and mail our proxy materials for the 2023 Annual Meeting. The submission of a stockholder proposal pursuant to Rule 14a-8 does not guarantee that it will be included in the Company’s proxy statement and form of proxy.
Our Bylaws permit any stockholder of record to nominate directors or submit a stockholder proposal of other business. Any director nomination or stockholder proposal of other business intended to be presented for consideration at our 2023 Annual Meeting (but that will not be included in the Company’s proxy materials for such meeting pursuant to Rule 14a-8 of the Exchange Act), must be received by us in a timely manner and otherwise in accordance with our Bylaws not earlier than February 9, 2023 and not later than March 11, 2023; provided, however, that if the date of the 2023 Annual Meeting is more than 30 days before or 60 days after June 9, 2023, notice by the stockholder must be delivered to us not later than the close of business no earlier than the 120th day prior to the 2023 Annual Meeting or the later of (1) the 90th day prior to the 2023 Annual Meeting or (2) the 10th day following the first public announcement of the date of the 2023 Annual Meeting. Stockholder notices must set forth the specific information as more fully described in our Bylaws and in “Corporate Governance — Selection of Nominees for the Board of Directors”.
Management’s proxy holders for the 2023 Annual Meeting will have discretion to vote proxies given to them on any stockholder proposal of which our Company does not have notice prior to March 25, 2023.

HOUSEHOLDING MATTERS
The SEC has adopted rules that permit companies to deliver a set of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one set of the proxy materials may have been sent to multiple stockholders in your household. If you would prefer to receive separate sets of the proxy materials either now or in the future, please contact our Corporate Secretary either by calling 1-843-849-7476 or by mailing a request to Attn: Corporate Secretary, 100 Benefitfocus Way, Charleston, South Carolina 29492. Upon written or oral request to the Corporate Secretary, our Company will provide a separate copy of the Annual Report and this Proxy Statement and Notice. In addition, stockholders at a shared address who receive multiple copies of Proxy Statements may request to receive a single set of proxy materials in the future in the same manner as described above. Alternatively, if you hold your stock in a brokerage account, please contact your broker.
ANNUAL REPORT ON FORM 10-K
Our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2021 as filed with the SEC is accessible free of charge on our website at www.benefitfocus.com under Company — Investor Relations — Finances — Annual Meeting Materials. The Annual Report on Form 10-K, as amended, contains audited consolidated balance sheets of our Company as of December 31, 2021 and 2020, and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ deficit and cash flows for each of the three years in the period ended December 31, 2021. You can request a copy of our Annual Report on Form 10-K, as amended, free of charge by calling 1-843-849-7476 or sending an e-mail to ir@benefitfocus.com. Please include your contact information with the request.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Such forward-looking statements include any expectation of financial results or other financial items; any statements of the plans, strategies and objectives of management for future operations; statements and projections related to our compensation programs, including our equity plans; and other matters that do not related strictly to historical facts or statements of assumptions underlying any of the foregoing. Forward-looking statements can be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to, those factors described in the Risk Factors section of the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2021. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement. Except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events, new information or circumstances occurring after the date of this Proxy Statement.
WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s public filings are available to the public from document retrieval services and the website maintained by the SEC at www.sec.gov. These filings are also available under the Company — Investor Relations — Finances — Annual Meeting Materials section of our website at www.benefitfocus.com.

REQUESTS FOR DIRECTIONS TO THE ANNUAL MEETING
The Annual Meeting of Stockholders will be held on June 9, 2022, at 9:00 a.m. Central Time, at the Viceroy Chicago at 1118 N. State Street, Chicago, IL 60610. Requests for directions to the meeting location may be directed to our Corporate Secretary either by calling 1-843-849-7476 or by mailing a request to Attn: Corporate Secretary, 100 Benefitfocus Way, Charleston, South Carolina 29492.
OTHER MATTERS
Other than those matters set forth in this Proxy Statement, we do not know of any additional matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors recommends.
* * * *
YOUR VOTE IS VERY IMPORTANT.   It is important that your voice be heard and your shares be represented at the Annual Meeting whether or not you are able to attend. We urge you to vote by completing, signing and dating the enclosed proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed proxy card to vote via the Internet or by telephone. Please submit a proxy as soon as possible, so that your shares can be voted at the Annual Meeting in accordance with your instructions.
THE BOARD OF DIRECTORS
Dated: May 9, 2022

Annex A
BENEFITFOCUS, INC.
THIRD AMENDED AND RESTATED 2012 STOCK PLAN
Third Amended and Restated 2012 Stock Plan
Approved by the Board and Stockholders on May 2, 2022 and [•], 2022, respectively
1.
Purpose. This Third Amended and Restated 2012 Stock Plan, as amended (the “Plan”) is intended to provide incentives:

(a)   to employees of Benefitfocus, Inc., a Delaware corporation (the “Company”), or its parent (if any) or any of its present or future subsidiaries (collectively, “Related Corporations”), by providing them with opportunities to purchase Common Stock (as defined below) of the Company pursuant to options granted hereunder that qualify as “incentive stock options” (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”);
(b)   to directors, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase Common Stock of the Company pursuant to options granted hereunder that do not qualify as ISOs (Nonstatutory Stock Options, or “NSOs”);
(c)   to employees and consultants of the Company and Related Corporations by providing them with bonus awards of Common Stock of the Company (“Stock Bonuses”);
(d)   to employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of Common Stock of the Company (“Purchase Rights”); and
(e)   to employees and consultants of the Company and Related Corporations by providing them with the right to receive, without payment to the Company, a number of shares of Common Stock, cash, or any combination thereof determined pursuant to a formula specified herein (“SARs”).
Both ISOs and NSOs are referred to hereafter individually as “Options,” and Options, Stock Bonuses, Purchase Rights and SARs are referred to hereafter collectively as “Stock Rights.” As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation,” respectively, as those terms are defined in Section 424 of the Code.
2.
Administration of the Plan.

(a)   The Plan shall be administered by (i) the Board of Directors of the Company (the “Board”) or (ii) a committee consisting of directors or other persons appointed by the Board (the “Committee”). The appointment of the members of, and the delegation of powers to, the Committee by the Board shall be consistent with applicable laws and regulations (including, without limitation, the Code, Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule thereto (“Rule 16b-3”), and any applicable state law (collectively, the “Applicable Laws”). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.
(b)   Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by an Applicable Law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority, in its discretion, to:
(i)
determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the classes of individuals and entities eligible under Section 3 to receive NSOs, Stock Bonuses, Purchase Rights and SARs) to whom NSOs, Stock Bonuses, Purchase Rights and SARs may be granted;
(ii)
determine the time or times at which Options, Stock Bonuses, Purchase Rights or SARs may be granted (which may be based on performance criteria);

(iii)
determine the number of shares of Common Stock subject to any Stock Right granted by the Committee;

(iv)
determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in Section 6 hereof, as appropriate, the purchase price of shares subject to each Purchase Right and the exercise price of each SAR, and to determine the form of consideration to be paid to the Company for exercise of such Option or purchase of shares with respect to a Purchase Right;

(v)
determine whether each Option granted shall be an ISO or NSO;

(vi)
determine (subject to Sections 7 and 8 below) the time or times when each Option shall become exercisable, the duration of the Option exercise period, and the vesting schedule of Stock Rights other than Options, provided, however, that in any event the minimum vesting period for all Stock Rights granted under the Plan after the Effective Date will be at least twelve (12) months from the applicable date of grant such that no portion of any such Stock Right will vest or become exercisable prior to the first anniversary of the date of grant of such Stock Right;

(vii)
determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Stock Bonuses and Purchase Rights and the nature of such restrictions, if any;

(viii)
approve forms of agreement for use under the Plan;

(ix)
determine the Fair Market Value (as defined in Section 6(d) below) of a Stock Right or the Common Stock underlying a Stock Right;

(x)
accelerate vesting on any Stock Right or to waive any forfeiture restrictions applicable thereto (notwithstanding the minimum vesting requirement set forth in Section 2(b)(vi) above), or to waive any other limitation or restriction with respect to a Stock Right;

(xi)
modify or amend each Stock Right (subject to Section 8(d) of the Plan) including the discretionary authority to extend the post-termination exercisability period of Stock Rights longer than is otherwise provided for by terms of the Plan or the Stock Right;

(xii)
construe and interpret the Plan and Stock Rights granted hereunder and prescribe and rescind rules and regulations relating to the Plan; and

(xiii)
make all other determinations necessary or advisable for the administration of the Plan.

If the Committee determines to issue a NSO, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

(c)   The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by written consent in lieu of a meeting and to meet telephonically. Acts by a majority of the Committee, approved in person at a meeting or in writing, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed.
(d)   Those provisions of the Plan that make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company’s Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).
(e)   With respect to Stock Rights granted pursuant to written binding contracts in effect on November 2, 2017 and intended to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code (as in effect prior to the enactment of the Tax Cuts and Jobs Act), the Plan shall be administered by a committee consisting of two or more “outside directors” as determined under Section 162(m) of the Code (as in effect prior to the enactment of the Tax Cuts and Jobs Act).
3.
Eligible Employees and Others.

(a)   Eligibility. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers of the Company who are not employees may not be granted ISOs under the Plan. NSOs, Stock Bonuses, Purchase Rights and SARs may be granted to any director, employee or consultant of the Company or any Related Corporation. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from, participation in any other grant of Stock Rights.
(b)   Special Rule for Grant of Stock Rights to Reporting Persons. The selection of a director or an officer who is a Reporting Person (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of a Stock Right, the timing of the Stock Right grant, the exercise price, if any, of the Stock Right and the number of shares subject to the Stock Right shall be determined either (i) by the Board or (ii) by a committee of the Board that is composed solely of two or more Non-Employee Directors having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a “Non-Employee Director” only if such person is defined as such under Rule 16b-3(b)(3), as interpreted from time to time.
(c)   Annual Limitation for Employees. To the extent the Company is subject to Section 162(m) of the Code, no employee shall be eligible to be granted Stock Rights covering more than 1,000,000 shares of Common Stock during any calendar year. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 13 below.
4.
Stock. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, no par value per share, or such shares of the Company’s capital stock into which such class of shares may be converted pursuant to any reorganization, recapitalization, merger, consolidation or the like (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to the Plan is 15,929,525 shares of Common Stock, less any shares issued or subject to outstanding Options under the Company’s Amended and Restated 2000 Stock Option Plan (the “2000 Plan”), subject to adjustment as provided herein. Any such shares may be issued as ISOs, NSOs or Stock Bonuses, or to persons or entities making purchases pursuant to Purchase Rights or exercises pursuant to SARs, so long as the number of shares so issued does not exceed such aggregate number, as adjusted. For avoidance of doubt, the maximum aggregate number of shares that may be issued pursuant to ISOs under the Plan is 15,929,525 shares of Common Stock, less any shares issued or subject to outstanding Options under the 2000 Plan, subject to adjustment as provided herein. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 15, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related Option. If any Option or SAR granted under the Plan or under the 2000 Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any shares issued pursuant to Stock Rights, the unpurchased shares subject to such Options and SARs and any shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan. Shares of Common Stock which are withheld to pay the exercise price of an Option and/or any related withholding obligations shall not be available for issuance under the Plan.
5.
Granting of Stock Rights. Stock Rights may be granted under the Plan at any time after the Effective Date, as set forth in Section 16, and prior to 10 years thereafter. The date of grant of a Stock Right under the Plan will be the date specified by the Board or Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Committee acts. The Board or Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to an NSO pursuant to Section 17.

6.
Minimum Price; ISO Limitations.

(a)   The price per share specified in the agreement relating to each NSO, Stock Bonus, Purchase Right or SAR granted under the Plan shall be established by the Board or Committee, taking into account any noncash consideration to be received by the Company from the recipient of Stock Rights, provided, however, that with respect to NSOs and SARs, the exercise price per share specified in the agreement relating to each NSO and SAR granted under the Plan shall not be less than the Fair Market Value per share of the Common Stock on the date of such grant.
(b)   The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the Fair Market Value per share of the Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110% of the Fair Market Value per share of such Common Stock on the date of the grant.
(c)   To the extent that the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceeds $100,000; or such higher value as permitted under Code Section 422 at the time of determination, such Options will be treated as NSOs, provided that this Section shall have no force or effect to the extent that its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422 of the Code. The rule of this Section 6(c) shall be applied by taking Options in the order in which they were granted.
(d)   “Fair Market Value” on any date means (i) if the Common Stock is readily tradable on an established securities market (as defined in Section 1.897-1(m) of the final regulations issued by the United States Department of the Treasury pursuant to the Code (the “Treasury Regulations”), the closing sales price of the Common Stock on the trading day immediately preceding such date on the securities exchange having the greatest volume of trading in the Common Stock during the thirty-day period preceding the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding date on which it was open; (ii) if the Common Stock is not traded on an established securities market (as defined in Section 1.897-1(m) of the Treasury Regulations), the fair market value as determined in good faith by the Board of the Committee by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the company; factors to be considered may include, as applicable, the value of tangible and intangible assets of the Company, the present value of future cash-flows of the Company, the market value of stock or equity interests in similar corporations which can be readily determined through objective means (such as through trading prices on an established securities market or an amount paid in an arm’s length private transaction), and other relevant factors such as control premiums or discounts for lack of marketability. This paragraph is intended to comply with the definition of “fair market value” contained in Section 1.409A-1(b)(5)(iv) of the Treasury Regulations, and will be interpreted consistently therewith.
7.
Option Duration. Subject to earlier termination as provided in Sections 9 and 10, each Option shall expire on the date specified by the Board or Committee, but not more than:

(a)   10 years from the date of grant in the case of NSOs;
(b)   10 years from the date of grant in the case of ISOs generally; and
(c)   five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation.
Subject to earlier termination as provided in Sections 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into an NSO pursuant to Section 17.
8.
Exercise of Options. Subject to the provisions of Section 9 through Section 12 of the Plan, each Option granted under the Plan shall be exercisable as follows:

(a)   Options shall become exercisable in such installments as the Board or Committee may specify, subject to the limitations set forth in Section 2(b)(vi) above;
(b)   once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Board or Committee;
(c)   each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable; and
(d)   the Board or Committee shall have the right to accelerate the date of exercise of any installment of any Option, provided that the Board or Committee shall not accelerate the exercise date of any installment of any ISO granted to any employee (and not previously converted into an NSO pursuant to Section 17) without the prior consent of such employee if such acceleration would violate the annual vesting limitation contained in Section 422 of the Code, as described in Section 6(c).
9.
Effect of Termination of Continuous Service. If a grantee’s Continuous Service (as defined below) to the Company and all Related Corporations ends for any reason other than by reason of death or disability as defined in Section 10, then unless otherwise specified in the instrument granting such Stock Right, the grantee shall have the continued right to exercise any Stock Right held by him or her, to the extent of the number of shares with respect to which he or she could have exercised it on the date of termination until the Stock Right’s specified expiration date; provided, however, in the event the grantee exercises any ISO after the date that is three months following the date of termination of such grantee’s employment, such ISO will automatically be converted into an NSO subject to the terms of the Plan. The Committee may provide in an award agreement that a grantee’s right to exercise a Stock Right will end immediately upon the date of termination of Continuous Service if such termination is For Cause (as defined below).

(a)   As used herein, the term “Continuous Service” means the provision of services to the Company or a Related Corporation in any capacity of employee, director or consultant that is not interrupted or terminated. A grantee’s Continuous Service will be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the grantee provides services ceasing to be a Related Corporation. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence (as described below), (ii) transfers among the Company, any Related Corporation, or any successor in any capacity of employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Corporation in any capacity of employee, director or consultant

(provided, however that a change in status from an employee to consultant may cause an ISO to become an NSO under the Code). ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation.
(b)   Continuous Service shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or other authorized personal leave) where there is a reasonable expectation that the grantee will return to provide services for the Company or a Related Corporation, and provided that the period of such leave does not exceed 90 days or, if longer, any period during which such grantee’s right to reemployment with the Company is guaranteed by statute or by contract.
NOTHING IN THE PLAN SHALL BE DEEMED TO GIVE ANY GRANTEE OF ANY STOCK RIGHT THE RIGHT TO BE RETAINED IN EMPLOYMENT OR OTHER SERVICE BY THE COMPANY OR ANY RELATED CORPORATION FOR ANY PERIOD OF TIME OR TO AFFECT THE AT-WILL NATURE OF ANY EMPLOYEE’S EMPLOYMENT.
10.
Death; Disability.

(a)   If a grantee’s Continuous Service ends by reason of death, or if a grantee dies within three months of the date his or her Continuous Service ends, any Stock Right held by him or her may be exercised to the extent of the number of shares with respect to which he or she could have exercised said Stock Right on the date of death, by his or her estate, personal representative or beneficiary who has acquired the Stock Right by will or by the laws of descent and distribution (the “Successor Grantee”), unless otherwise specified in the instrument granting such Stock Right, prior to the earlier of (i) one year after the date of termination or (ii) the Stock Right’s specified expiration date; provided, however, that a Successor Grantee shall be entitled to ISO treatment under Section 421 of the Code only if the deceased optionee would have been entitled to like treatment had he or she exercised such Option on the date of his or her death; and provided further in the event the Successor Grantee exercises an ISO after the date that is one year following the date of termination by reason of death, such ISO will automatically be converted into a NSO subject to the terms of the Plan.
(b)   If a grantee ceases to be employed by the Company and all Related Corporations by reason of disability, he or she shall continue to have the right to exercise any Stock Right held by him or her on the date of termination until, unless otherwise specified in the instrument granting such Stock Right, the earlier of (i) one year after the date of termination or (ii) the Stock Right’s specified expiration date; provided, however, in the event the grantee exercises an ISO after the date that is one year following the date of termination by reason of disability, such ISO will automatically be converted into a NSO subject to the terms of the Plan. For the purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code.
(c)   The provisions of subsections (a) and (b) of this Section 10 regarding the exercise period of a Stock Right may be waived, extended or further limited, in the discretion of the Board or Committee, in an instrument granting a Stock Right that is not an ISO.
11.
Transferability and Assignability of Stock Rights.

(a)   Unless approved by the Committee, no ISO granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. An ISO may be exercised during the lifetime of the optionee only by the optionee.
(b)   Unless approved by the Committee, no NSO, Purchase Right or SAR may be transferable by the grantee except (i) to the grantee’s family members or (ii) by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. For purposes of the Plan, a grantee’s “family members” shall be deemed to consist of his or her spouse, parents, children, grandparents, grandchildren and any trusts created for the benefit of such individuals. A family member to whom any such Stock Right has been transferred pursuant to this Section 11(b) shall be hereinafter referred to as a “Permitted Transferee”. A Stock Right shall be transferred to a Permitted Transferee in accordance with the foregoing provisions, and subject to all the provisions of the Stock Right Agreement and this Plan, by the execution by the grantee and the transferee of an assignment in writing in such form approved by the Board or the Committee. The Company shall not be required to recognize the rights of a Permitted Transferee until such time as it receives a copy of the assignment from the grantee.
12.
Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 6 through 11 and Section 15 hereof and may contain such other provisions as the Board or Committee deems advisable that are not inconsistent with the Plan, including restrictions (or other conditions deemed by the Board or Committee to be in the best interests of the Company) applicable to the exercise of Options or to shares of Common Stock issuable upon exercise of Options. In granting any NSO, the Board or Committee may specify that such NSO shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Committee may determine. The Board or Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13.
Adjustments. Upon the occurrence of any of the following events, the rights of a recipient of a Stock Right granted hereunder shall be adjusted as hereinafter provided, unless otherwise provided in the written agreement between the recipient and the Company relating to such Stock Right.

(a)   If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue shares of Common Stock as a stock dividend on its outstanding Common Stock, then: (i) the number of shares of Common Stock available for issuance under Section 4 of this Plan will be appropriately adjusted, (ii) the number of shares of Common Stock deliverable upon the exercise of outstanding Stock Rights shall be appropriately increased or decreased proportionately, and (iii) appropriate adjustments shall be made in the purchase price (if any) per share to reflect such subdivision, combination or stock dividend.
(b)   If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), unless otherwise provided by the Board or Committee, in its sole discretion, the Board or Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”) shall, as to outstanding Stock Rights, make appropriate provision for the continuation of such Stock Rights by either assumption of such Stock Rights or by substitution of such Stock Rights with an equivalent award. For Stock Rights that are so assumed or substituted, in the event of a termination of grantee’s Continuous Service by the Company or its successor other than For Cause (as defined below) or by grantee for Good Reason (as defined below) within 60 days prior to and 180 days after an Acquisition, all Stock Rights held by such grantee shall become vested and immediately and fully exercisable and all forfeiture restrictions shall be waived. If the Board, the Committee, or the Successor Board does not make appropriate provisions for the continuation of such Stock Rights by either assumption or substitution, unless otherwise provided by the Board or Committee in its sole discretion, Stock Rights shall become vested and fully and immediately exercisable and all forfeiture restrictions shall be waived and all Stock Rights not exercised at the time of the closing of such Acquisition shall terminate notwithstanding anything to the contrary in Section 9 hereof.
For purposes of this Plan, “For Cause” shall mean the termination of a grantee’s status as an employee, a director or consultant (as applicable) for any of the following reasons, as determined by the Committee in its sole discretion; provided, that, with respect to an employee that is party to an agreement with the Company where a termination for cause is defined in such agreement, the definition in such agreement shall govern the determination under this Section 13: (i) a grantee who is a consultant and who commits a material breach of any consulting, noncompetition, confidentiality or similar agreement with the Company or a subsidiary, as determined under such agreement; (ii) a grantee who is an employee or a consultant and who is convicted (including a trial, plea of guilty or plea of nolo contendere) for committing an act of fraud, embezzlement, theft, or other act constituting a felony; (iii) a grantee who is an employee or a consultant and who willfully engages in gross misconduct or willfully violates a Company or a subsidiary policy in any material respect; (iv) a grantee who is an employee and who fails to follow the reasonable instructions of the Board or such grantee’s direct supervisor, which failure, if curable, is not cured within ten (10) days after notice to such grantee or, if cured, recurs within one hundred eighty (180) days; or (v) a grantee who is an employee and who commits a material breach of any noncompetition, confidentiality or similar agreement with the Company or a subsidiary, as determined under such agreement.
For purposes of this Plan, a termination for “Good Reason” shall mean the resignation of an employee within 30 days after the following actions: (i) without the express written consent of employee, the Company assigns duties which are materially inconsistent with employee’s position, duties and status; (ii) any action by the Company which results in a material diminution in the position, duties or status of employee or any transfer or proposed transfer of employee for any extended period to a location more than 35 miles away from such employees’ principal place of employment, except for a transfer or proposed transfer for strategic reallocations of the personnel reporting to employee; or (iii) the Company reduces the base annual salary of employee, as the same may hereafter be increased from time to time.
(c)   In the event of a transaction, including without limitation, a recapitalization or reorganization of the Company (other than a transaction described in subsection (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee or grantee upon exercising an a Stock Right shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised the Stock Right immediately prior to such recapitalization or reorganization.
(d)   In the event of the proposed dissolution or liquidation of the Company, each Stock Right will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board or Committee.
(e)   Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Right. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company.
(f)   No fractional shares shall be issued under the Plan and any optionee who would otherwise be entitled to receive a fraction of a share upon exercise of a Stock Right shall receive from the Company cash in lieu of such fractional shares in an amount equal to the Fair Market Value of such fractional shares, as determined in the sole discretion of the Board or Committee.
(g)   Upon the happening of any of the foregoing events described in subsections (a), (b) or (c) above, the class and aggregate number of shares set forth in Section 4 hereof that are subject to Stock Rights that previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described. The Board or Committee or the Successor Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2, its determination shall be conclusive.
14.
Means of Exercising Stock Rights; Settlement of Stock Rights in Shares of Company Stock.

(a)   Except as otherwise provided in this Plan or the instrument evidencing the Stock Right, a Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address to the attention of its President. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor, if any, payable as follows (a) in United States dollars in cash or by check, (b) at the discretion of the Board or Committee, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at a market rate that is no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (c) at the discretion of the Board or Committee, through the surrender of shares of Common Stock then issuable upon exercise of the Stock Right having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Stock Right and/or any related withholding tax obligations, (d) at the discretion of the Board or the Committee, through the delivery of already-owned shares of Common Stock having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Stock Right and/or any related withholding tax obligations, (e) at the discretion of the Board or Committee, delivery of a notice that the grantee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Stock Right and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Stock Right exercise price, provided that payment of such proceeds is then made to the Company upon settlement of the sale, or (f) at the discretion of the Board or Committee, by any combination of (a), (b), (c), (d) or (e), or such other consideration and method of payment for the issuance of shares to the extent permitted by applicable law or the Plan. If the Board or Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d), (e) or (f) of the preceding sentence, the term of exercise shall be evidenced by the terms set forth in the written agreement evidencing the grant of the Stock Right. The shares of Common Stock delivered by a grantee pursuant to clause (d) above must have been held by grantee for a period of not less than one year prior to the exercise of the Stock Right, unless otherwise determined by the Board or the Committee.
(b)   The holder of a Stock Right shall not have the rights of a stockholder with respect to the shares covered by the Stock Right until the Stock Right is exercised or settled (as applicable) and the shares with respect to such Stock Right are delivered (as evidenced by the issuance of a stock certificate for such shares, or in the Company’s sole discretion, in lieu of the issuance of a certificate, the making of appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No dividend or dividend equivalent will be paid on any unvested Stock Right, but the Board or Committee may provide in the instrument granting a Stock Right that dividends with respect to unvested portions of Stock Rights may be accrued and paid to the grantee if and when the shares with respect to such Stock Right are delivered. Except as permitted in the preceding sentence and as expressly provided above in Section 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date the shares with respect to such Stock Right are delivered.
(c)   The Company shall not be required to issue or deliver any certificate for shares of Common Stock issued upon the exercise of any Stock Right granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:
(i)
the admission of such shares to listing on all stock exchanges on which the Common Stock is listed, if any;

(ii)
the completion of any registration or other qualification of such shares which the Board or Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the United States Securities and Exchange Commission (the “SEC”) or any other governmental regulatory body, or the determination by the Company, with the advice of legal counsel, that exemptions are available from such registration and qualification;

(iii)
the obtaining of any approval or other clearance from any federal or state governmental agency or body which the Board or Committee shall determine to be necessary or advisable; and

(iv)
the lapse of such reasonable period of time following the exercise of the Option as the Board or Committee from time to time may establish for reasons of administrative convenience.

(d)   Stock certificates issued and delivered to grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to Stock Rights shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company shall, however, use its commercially reasonable efforts to obtain all such approvals.
15.
Stock Appreciation Rights. An SAR may be granted (a) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the Option), or (b) alone, without reference to any related Option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 13. In the case of an SAR granted with respect to an Option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of an SAR will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of the shares of Common Stock subject thereto on the date of grant. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a)   the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to an Option, the exercise price of the shares of Common Stock under the Option or (2) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 13); by
(b)   the Fair Market Value of a share of Common Stock on the exercise date.
In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of an SAR related to an Option shall be permitted only to the extent that the Option is exercisable under Section 8 on the date of surrender. Any ISO surrendered pursuant to the provisions of this Section 15 shall be deemed to have been converted into a NSO immediately prior to such surrender.
16.
Term and Amendment of Plan. This Plan was initially adopted by the Board on January 31, 2012 and was approved by the stockholders of the Company on November 8, 2012. The Board adopted an amendment to the Plan on August 26, 2013, which amendment was approved by the stockholders of the Company on September 13, 2013. The Board adopted an amendment and restatement of the Plan on March 23, 2017, which amendment and restatement was approved by the stockholders of the Company on June 2, 2017. The Board approved the Second Amended and Restated Plan on April 15, 2019, which amendment and restatement was subsequently approved by the stockholders of the Company on May 31, 2019. The Board adopted an amendment to the Second Amended and Restated Plan on April 13, 2020, which amendment was approved by the stockholders of the Company on June 11, 2020. The Board approved the Third Amended and Restated Plan on May 2, 2022 (the “Effective Date”), which amendment and restatement was subsequently approved by the stockholders of the Company on [•], 2022. The Plan shall continue in effect for a term of ten (10) years from the Effective Date unless sooner terminated as provided herein. The expiration of the Plan will not have the effect of terminating any Stock Rights outstanding on such date, except as otherwise provided in the instrument granting such Stock Right. The Board may at any time amend, suspend or terminate the Plan in any respect at any time, subject to any approvals required under the Applicable Laws or any applicable securities exchange listing requirements, except that it may not, without the approval of the stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:
(a)   increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);
(b)   modify the provisions of Section 3 regarding eligibility for grants of ISOs;
(c)   modify the provisions of Section 6(b) regarding the exercise price at which shares may be offered pursuant to ISOs (except by adjustment pursuant to Section 13);
(d)   extend the expiration date of the Plan; or
(e)   except as provided in Section 13 (including, without limitation, by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, or exchange of shares), amend a Stock Right granted under the Plan to reduce its exercise price per share, cancel and regrant a Stock Right with a lower exercise price per share than the original price per share of the cancelled Stock Right, or cancel any Stock Right in exchange for cash or the grant of replacement Stock Right with an exercise price that is less than the exercise price of the original Stock Right, essentially having the effect of a repricing.
Except as provided in Section 13(b) and this Section 16, in no event may action of the Board or stockholders adversely alter or impair the rights of a grantee, without his or her consent, under any Stock Right previously granted.
17.
Conversion of ISOs into NSOs; Termination of ISOs. The Board or Committee, with the consent of any optionee, may in its discretion take such actions as may be necessary to convert an optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into NSOs at any time prior to the expiration of such ISOs. These actions may include, but not be limited to, accelerating the exercisability, extending the exercise period or reducing the exercise price of the appropriate installments of optionee’s Options. At the time of such conversion, the Board or Committee (with the consent of the optionee) may impose these conditions on the exercise of the resulting NSOs as the Board or Committee in its discretion may determine, provided that the conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into NSOs, and no conversion shall occur until and unless the Board or Committee takes appropriate action. The Board or Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of termination.

18.
Governmental Regulation. The Company’s obligation to sell and deliver shares of the Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

19.
Withholding of Income Taxes.

(a)   Upon the exercise of an NSO or SAR, the grant of a Stock Bonus or Purchase Right for less than the Fair Market Value of the Common Stock, the making of a Disqualifying Disposition (as defined in Section 20), or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code and any applicable state statute or regulation, may require the optionee, Stock Bonus or SAR recipient or purchaser to pay to the Company additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income. With respect to (a) the exercise of an Option, (b) the grant of a Stock Bonus, (c) the grant of a Purchase Right of Common Stock for less than its Fair Market Value, (d) the vesting of restricted Common Stock acquired by exercising a Stock Right, or (e) the exercise of an SAR, the Committee in its discretion may condition such event on the payment by the optionee, Stock Bonus recipient or purchaser of any such additional withholding taxes.

(b)   At the sole and absolute discretion of the Committee, the holder of Stock Rights may pay all or any part of the total estimated federal and state income tax liability arising out of the exercise or receipt of such Stock Rights, the making of a Disqualifying Disposition, or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder (each of the foregoing, a “Tax Event”) by tendering already-owned shares of Common Stock or (except in the case of a Disqualifying Disposition) by directing the Company to withhold shares of Common Stock otherwise to be transferred to the holder of such Stock Rights as a result of the exercise or receipt thereof in an amount equal to the estimated federal, state, and local income and payroll tax liability arising out of such event, provided that no more shares may be withheld than are necessary to satisfy the maximum federal, state, and local income and payroll tax withholding obligation with respect to the exercise of Stock Rights (or such lesser amount as may be necessary to avoid classification of the Stock Right as a liability for financial accounting purposes). In such event, the holder of Stock Rights must, however, notify the Committee of his or her desire to pay all or any part of the total estimated federal, state, and local income and payroll tax liability arising out of a Tax Event by tendering already-owned shares of Common Stock or having shares of Common Stock withheld prior to the date that the amount of federal, state, and local income and payroll tax to be withheld is to be determined. For purposes of this Section 19(b), shares of Common Stock shall be valued at their Fair Market Value on the date that the amount of the tax withholdings is to be determined.
20.
Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition (as defined below) of any Common Stock acquired pursuant to the exercise of an ISO. A “Disqualifying Disposition” is any disposition (including any sale) of such Common Stock before either (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

21.
Clawback/Recovery. All Stock Rights granted under the Plan will be subject to recoupment in accordance with any clawback policy adopted by the Board or the Committee, including but not limited to any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board or the Committee may impose such other clawback, recovery or recoupment provisions in an award agreement as the Board or the Committee determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of a termination of Continuous Service that is For Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” (or similar term) under any agreement with the Company.

22.
Electronic Delivery. The Board may, in its sole discretion, decide to deliver any documents related to any Stock Rights granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a recipient’s consent to participate in the Plan by electronic means. Each recipient of securities hereunder consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout such recipient’s Continuous Service with the Company and thereafter until withdrawn in writing by the recipient.

23.
Data Privacy. The Board may, in its sole discretion, decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Stock Right for the exclusive purpose of implementing, administering and managing participation in the Plan. Each recipient of securities hereunder acknowledges that the Company holds certain personal information about the recipient, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Stock Rights awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each recipient of securities hereunder further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and recipient authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any shares of Common Stock acquired upon any Stock Right.
24.
Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of South Carolina. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

25.
Lock-up Agreement. Each recipient of securities hereunder agrees, in connection with the first registration with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, of the public sale of the Company’s Common Stock, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters, as the case may be, shall specify. Each such recipient agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce this Section 22. Each such recipient agrees to execute a form of agreement reflecting the foregoing restrictions as requested by the underwriters managing such offering.

26.
Application of Code Section 409A. To the maximum extent possible, it is intended that the Plan and all awards made hereunder are, and shall be, exempt from or comply with the requirements of Section 409A of the Code, the Treasury Regulations and other guidance issued thereunder by the United States Department of the Treasury (whether issued before or after the Effective Date), and all state laws of similar effect (collectively, “Section 409A”), and that the Plan and all award agreements made hereunder shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the consequences described in Section 409A(a)(1) of the Code. In the event that any (i) provision of the Plan or an award agreement hereunder, (ii) award, payment, or transaction hereunder, or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not be exempt from or comply with the applicable requirements of Section 409A, the Committee shall have the authority to take such actions and to make such changes to the Plan or an award agreement as the Committee deems necessary to comply with such requirements and/or preserve the intended tax treatment of the benefits provided with respect to any affected award, without the consent of any grantee. No payment that constitutes deferred compensation under Section 409A that would otherwise be made under the Plan or an award agreement upon a termination of Continuous Service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a grantee by Section 409A or any damages for failing to comply with Section 409A.

Appendix A
Additional Provisions Applicable to
Restricted Stock and Restricted Stock Unit Awards
This Appendix A to the BENEFITFOCUS, INC. THIRD AMENDED AND RESTATED 2012 STOCK PLAN (the “Plan”) establishes authority and procedures for granting and administering Stock Rights as defined in the Plan that are Restricted Stock or Restricted Stock Units, as defined below.
1.
Coordination with Stock Plan. Provisions of the Plan and terms defined in the Plan (without regard to this Appendix) shall be applicable in this Appendix, except to the extent that this Appendix specifically provides otherwise.

2.
Effective Date. This Appendix A was initially adopted by the Board on April 7, 2014 and by the stockholders of the Company on June 7, 2014. The Board approved the Second Amended and Restated Stock Plan, including Appendix A, on April 15, 2019, and the stockholders of the Company subsequently approved the same on May 31, 2019. The Board approved the Third Amended and Restated Stock Plan, including Appendix A, on May 2, 2022 (the “Effective Date”), and the stockholders of the Company subsequently approved the same on [•], 2022. This Appendix A shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated in accordance with Section 16 of the Plan.

3.
Definitions. “Restricted Stock” is a type of Stock Bonus consisting of Common Stock that may be subject to vesting based on Continuous Service or the achievement of performance goals. A “Restricted Stock Unit” or “RSU” is a type of Stock Bonus that is a unit that is converted into one share of Common Stock of the Company at the time of payment and may be subject to vesting based on Continuous Service or the achievement of performance goals. Restricted Stock and RSUs are referred to collectively herein as “Restricted Stock Interests”. “Restricted Stock Interest Target” means the maximum number of Restricted Stock Interests that may be earned by an individual under an award. “Restricted Stock Interests Committee” shall initially be the Compensation Committee of the Company’s Board of Directors, which Compensation Committee currently consists entirely of outside directors within the meaning of Section 162(m) of the Code (as in effect prior to the enactment of the Tax Cuts and Jobs Act). In any event, the Restricted Stock Interests Committee shall consist of at least two outside directors of the Company who are also members of the Compensation Committee.

4.
Administration of the Restricted Stock Interests. Awards of Restricted Stock Interests for individuals shall be granted and administered by the Committee; except that awards granted pursuant to written binding contracts in effect on November 2, 2017 and intended to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code (as in effect prior to the enactment of the Tax Cuts and Jobs Act) shall be granted and administered by the Restricted Stock Interests Committee. The Restricted Stock Interests Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan and shall have authority and discretion to determine the terms and conditions of the awards granted to eligible employees (each a “Participant”).

5.
Terms of Awards. No later than 90 days after the commencement of the applicable Performance Period, the Restricted Stock Interests Committee shall establish for each Participant to whom an award of Restricted Stock Interests is granted (i) Performance Goals (“Performance Goals”) for such fiscal year or such fiscal year and subsequent years (each, as set by the Restricted Stock Interests Committee, a “Performance Period”) and (ii) the Restricted Stock Interest Target that corresponds to the Performance Goals.

The Performance Goals upon which the payment or vesting of an award for a Participant may be based shall be limited to the following business measures, which may be applied with respect to the Company, any business unit, or, if applicable, any Participant, and which may be measured on an absolute or relative to a peer-group or other market measure basis:
•
corporate operating profit;

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business unit operating profit;

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revenue;

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net revenue;

•
new business authorizations;

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backlog;

•
customer cancellation rate;

•
total shareholder return;

•
stock price increase;

•
return on equity;

•
return on capital;

•
earnings per share;

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gross profit;

•
adjusted gross profit (profit before depreciation and amortization expense, as well as stock-based compensation expense);

•
EBIT (earnings before interest and taxes);

•
EBITDA (earnings before interest, taxes, depreciation and amortization);

•
adjusted EBITDA (earnings before net interest and other expense, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill);

•
ongoing earnings;

•
cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital);

•
EVA (economic value added);

•
economic profit (net operating profit after tax, less a cost of capital charge);

•
SVA (shareholder value added);

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net income (minimum);

•
net loss (maximum);

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operating income;

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pre-tax profit margin;

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performance against business plan;

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customer service;

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corporate governance quotient or rating;

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market share;

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employee satisfaction;

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safety;

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employee engagement;

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supplier diversity;

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workforce diversity;

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operating margins;

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credit rating;

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dividend payments;

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expenses;

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retained earnings;

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completion of acquisitions, divestitures and corporate restructurings;

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construction projects;

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new technology, service or product development;

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environmental efforts; and

•
individual goals based on objective business criteria underlying the goals listed above and which pertain to individual effort as to achievement of those goals or to one or more business criteria in the areas of litigation, human resources, information services, production, support services, facility development, government relations, market share or management.

Alternatively, the Restricted Stock Interests Committee may grant Restricted Stock Interests that are not conditioned upon the performance of a Performance Goal to Participants.
6.
Limitation on Awards. The aggregate number of Restricted Stock Interests granted in awards to any Participant for any Performance Period shall not exceed 1,000,000. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 13 of the Plan.

7.
Determination of Award. The Restricted Stock Interests Committee shall, promptly after the date on which the necessary financial or other information for a particular Performance Period becomes available, certify in writing whether any Performance Goal for a Participant has been achieved, and, if so, the highest Performance Goal that has been achieved, all in the manner required by Section 162(m) of the Code (to the extent applicable). If any Performance Goal has been achieved, the awards, determined for each Participant with reference to the Restricted Stock Interest Target that corresponds to the highest Performance Goal achieved, for such Performance Period shall have been earned except that the Restricted Stock Interests Committee may, in its sole discretion, reduce the amount of any award to reflect the Restricted Stock Interests Committee’s assessment of the Participant’s individual performance, or for any other reason. Such awards of RSUs shall be payable with shares of Common Stock of the Company by March 15 of the calendar year following the calendar year in which the Performance Period ends. Such awards of Restricted Stock shall become vested as of the end of the Performance Period. In the event a Participant terminates Continuous Service with the Company for any reason, including without limitation death or disability, prior to the payment of an RSU award or the vesting of Restricted Stock, the Participant shall not be entitled to payment or vesting of the award, unless otherwise determined by the Restricted Stock Interests Committee in its sole discretion.

8.
Additional Terms with Respect to Restricted Stock Interests. For the avoidance of doubt, the minimum vesting period for any award of Restricted Stock Interests granted under the Plan after the Effective Date will be at least twelve (12) months from the applicable date of grant such that no portion of any such award of Restricted Stock Interests will vest prior to the first anniversary of the date of grant of such award. In addition, the recipient of an award of Restricted Stock Interests under this Appendix shall not have the rights of a stockholder with respect to the shares covered by such award until the award vests and is settled and the shares with respect to such award are delivered (as evidenced by the issuance of a stock certificate for such shares, or in the Company’s sole discretion, in lieu of the issuance of a certificate, the making of appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No dividend or dividend equivalent will be paid on any unvested award of Restricted Stock Interests, but the Board or Committee may provide in the instrument granting an award of Restricted Stock Interests that dividends with respect to unvested portions of the award may be accrued and paid to the grantee if and when the shares with respect to such award are delivered. Except as permitted in the preceding sentence and as expressly provided in Section 13 of the Plan with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date the shares with respect to such award are delivered.
9.
Termination and Amendment. This Appendix shall continue in effect until terminated by the Board or the Restricted Stock Interests Committee. The Restricted Stock Interests Committee may at any time amend or otherwise modify the Appendix in such respects as it deems advisable; provided, however, that as to awards granted pursuant to written binding contracts in effect on November 2, 2017 and intended to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code (as in effect prior to the enactment of the Tax Cuts and Jobs Act) no such amendment or modification may be effective without Board approval or Company stockholder approval if such approval is necessary to comply with the requirements for qualified performance-based compensation under Section 162(m) of the Code (as in effect prior to the enactment of the Tax Cuts and Jobs Act).

Annex B
Reconciliation of GAAP and Non-GAAP Measures
The Company uses adjusted EBITDA, a non-GAAP financial measure, in this Proxy Statement. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense; transaction and acquisition-related costs expensed; restructuring costs; impairment of goodwill, intangible assets and long-lived assets; gain or loss on extinguishment of debt; other costs not core to our business; and loss on settlement of lawsuits. Please note that other companies might define their non-GAAP financial measures differently than we do.
The Company presents adjusted EBITDA in this Proxy Statement because it considers it to be an important supplemental measure of performance. Management uses non-GAAP financial measures, including adjusted EBITDA, for planning purposes, including analysis of the Company’s performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that certain non-GAAP financial measures, including adjusted EBTIDA, provide additional insight for analysts and investors in evaluating the Company’s financial and operational performance.
Non-GAAP financial measures have limitations as an analytical tool. You are encouraged to review the reconciliation of adjusted EBITDA to its most directly comparable GAAP measure provided in this Proxy Statement and in the table below.
Benefitfocus, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(unaudited, dollars in thousands)
	Year Ended December 31,
Reconciliation from Net Loss to Adjusted EBITDA:	2021	2020
Net loss	$(32,166)	$(24,297)
Depreciation	13,955	15,285
Amortization of software development costs	9,117	7,455
Amortization of acquired intangible assets	2,509	2,274
Interest income	(196)	(632)
Interest expense	20,754	23,071
Income tax (benefit) expense	(2,960)	22
Stock-based compensation expense	13,905	14,537
Transaction and acquisition-related costs expensed	677	450
Restructuring costs	4,127	5,616
Impairment of long-lived assets	4,100	916
Loss (gain) on repurchase of convertible senior notes	7,520	(1,138)
Loss on settlement of lawsuit	1,760	—
Costs not core to our business	5,897	457
Total net adjustments	$81,165	$68,313
Adjusted EBITDA	$48,999	$44,016

B-1

SCAN TO VIEW MATERIALS & VOTE BENEFITFOCUS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2022, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2022, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. D86285-P75248 BENEFITFOCUS, INC. The Board of Directors recommends you vote FOR the following: 1A. Election of Directors Abstain For Against Nominees: ! ! ! 01) Douglas A. Dennerline ! ! ! 02) Alexander Lerner ! ! ! 03) John J. Park ! ! ! 04) Coretha M. Rushing For Against Abstain The Board of Directors recommends you vote FOR proposals 2, 3 and 4. ! ! ! 2. Approval of the Benefitfocus, Inc. Third Amended and Restated 2012 Stock Plan. ! ! ! 3. Approval, on an advisory basis, of Benefitfocus, Inc.'s 2021 named executive officer compensation. ! ! ! 4. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Benefitfocus, Inc. for the year ending December 31, 2022. NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposal 1A, FOR proposal 2, FOR proposal 3 and FOR proposal 4. No Yes ! ! Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders and Proxy Statement, 2021 Annual Report and Annual Report on Form 10-K, as amended are available at www.proxyvote.com. D86286-P75248 BENEFITFOCUS, INC. Annual Meeting of Stockholders June 9, 2022 9:00 AM CT This proxy is solicited by the Board of Directors The undersigned stockholder of Benefitfocus, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 9, 2022. The undersigned stockholder also appoints Matthew Levin and Joel Collins, each with full power of substitution and power to act alone, as proxy to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Benefitfocus, Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, CT on Thursday, June 9, 2022, at the Viceroy Chicago at 1118 N. State Street, Chicago, Illinois 60610, and any adjournment or postponement thereof. Continued and to be signed on reverse side

SCAN TO VIEW MATERIALS & VOTE BENEFITFOCUS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2022, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2022, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. D86287-P75248 BENEFITFOCUS, INC. The Board of Directors recommends you vote FOR the following: 1A. Election of Directors Abstain For Against Nominees: ! ! ! 01) Douglas A. Dennerline ! ! ! 02) Alexander Lerner For Against Abstain ! ! ! ! ! ! 3. Approval, on an advisory basis, of Benefitfocus, Inc.'s 2021 named executive officer compensation. 03) John J. Park ! ! ! ! ! ! 04) Coretha M. Rushing 4. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Benefitfocus, Inc. for the year ending December 31, 2022. 1B. Election of Preferred Stock Director For Against Abstain NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposal 1A, FOR proposal 1B, FOR proposal 2, FOR proposal 3 and FOR proposal 4. Nominee: ! ! ! I. Zeynep Young The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain ! ! ! 2. Approval of the Benefitfocus, Inc. Third Amended and Restated 2012 Stock Plan. Yes No ! ! Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.